           As filed with the Securities and Exchange Commission on April 9, 2014

                                            1933 Act Registration No. 333-181615

                                             1940 Act Registration No. 811-05721

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 5 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 359 /X/

                  Lincoln National Variable Annuity Account H
                           (Exact Name of Registrant)

                        American Legacy (Reg. TM) Series

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Scott C. Durocher, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                          Hartford, Connecticut 06103

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

American Legacy (Reg. TM) Series
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes individual flexible premium deferred variable annuity contracts that are issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). Three separate contracts are offered in this prospectus, each of which has different features and charges. You must choose from one of the following contracts:
 o American Legacy (Reg. TM) Series B-Share
 o American Legacy (Reg. TM) Series C-Share
 o American Legacy (Reg. TM) Series L-Share

In deciding which contract to purchase, you should consider which features are important to you, and the amount of separate account and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.


These contracts are for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.


The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.


We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.

All Purchase Payments and Persistency Credits, if applicable, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


American Funds Insurance Series (Reg. TM):

     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund

     American Funds Capital Income Builder (Reg. TM) Fund*

     American Funds Cash Management Fund
     American Funds Global Balanced FundSM
     American Funds Global Bond Fund

     American Funds Global Growth Fund

     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds International Growth and Income FundSM

     American Funds Managed Risk Asset Allocation FundSM

   American Funds Managed Risk Blue Chip Income and Growth FundSM
     American Funds Managed Risk Growth FundSM
     American Funds Managed Risk Growth-Income FundSM
     American Funds Managed Risk International FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
   American Funds U.S. Government/AAA-Rated Securities Fund

Lincoln Variable Insurance Products Trust:

     LVIP American Balanced Allocation Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP American Preservation Fund

     LVIP Managed Risk American Balanced Allocation Fund
     LVIP Managed Risk American Growth Allocation Fund


*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.


This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                             Page
Special Terms                                                                      4
Expense Tables                                                                     6
Summary of Common Questions                                                       12
The Lincoln National Life Insurance Company                                       16
Variable Annuity Account (VAA)                                                    16
Investments of the Variable Annuity Account                                       17
Charges and Other Deductions                                                      20
The Contracts                                                                     30
 Contracts Offered in this Prospectus                                             30
 Purchase Payments                                                                32
 Persistency Credits                                                              32
 Transfers On or Before the Annuity Commencement Date                             33
 Surrenders and Withdrawals                                                       36
 Death Benefit                                                                    38
 Investment Requirements                                                          42
 Living Benefit Riders                                                            44
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           44
 Lincoln SmartSecurity (Reg. TM) Advantage                                        54
 4LATER (Reg. TM) Advantage (Managed Risk)                                        59
 i4LIFE (Reg. TM) Advantage                                                       62
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        66
 Lincoln Long-Term CareSM Advantage                                               71
Annuity Payouts                                                                   94
 Fixed Side of the Contract                                                       96
Distribution of the Contracts                                                     99
Federal Tax Matters                                                              100
Additional Information                                                           105
 Voting Rights                                                                   105
 Return Privilege                                                                106
 Other Information                                                               106
Legal Proceedings                                                                106
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account H                                  109
Appendix A - Condensed Financial Information                                     A-1
 B-Share                                                                         A-1
 C-Share                                                                         A-3
 L-Share                                                                         A-5
Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections     B-1
Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections    C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Income Base, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.


Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.


Earnings-The excess of Contract Value over Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.


Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage (Managed
Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.


Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.


Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln SmartSecurity (Reg. TM) Advantage.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-If you select the C-Share or L-Share contract, the additional amount credited to the contract after a specified contract anniversary.

Purchase Payments-Amounts paid into the contract other than Persistency
Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals-For the B-Share contract, a Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of American Funds Distributors Inc., Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.



Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.


                       CONTRACTOWNER TRANSACTION EXPENSES




Accumulation Phase:
                                                                                           B-Share   C-Share   L-Share
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.........   7.0%      None      7.0%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, and Regular Income Payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.



1 For B-Share, the surrender charge percentage is reduced over a 7-year period at the following rates: 7%, 7%, 6%, 6%, 5%, 4%, 3%. For L-Share, the surrender charge percentage is reduced over a 4-year period at the following rates: 7%, 7%, 6%, 6%. We may reduce or waive this charge in certain situations. There is no surrender charge for C-Share. See Charges and Other Deductions - Surrender Charge.



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).


                                    TABLE A




Annual Account Fee:1................................................................                               $      35
                                                                                        B-Share      C-Share       L-Share
Separate Account Annual Expenses (as a percentage of average daily net assets in the
Subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge.................................................     1.15%        1.55%             1.55%
  Administrative Charge.............................................................     0.10%        0.10%             0.10%
  Total Separate Account Expenses...................................................     1.25%        1.65%             1.65%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.................................................     1.20%        1.60%             1.60%
  Administrative Charge.............................................................     0.10%        0.10%             0.10%
  Total Separate Account Expenses...................................................     1.30%        1.70%             1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.................................................     1.45%        1.85%             1.85%
  Administrative Charge.............................................................     0.10%        0.10%             0.10%
  Total Separate Account Expenses...................................................     1.55%        1.95%             1.95%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.................................................     1.65%        2.05%             2.05%
  Administrative Charge.............................................................     0.10%        0.10%             0.10%
  Total Separate Account Expenses...................................................     1.75%        2.15%             2.15%

                                                                        Single      Joint
Optional Living Benefit Rider Charges:3                                  Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):4,5
  Guaranteed Maximum Charge.........................................     2.00%      2.00%
  Current Charge....................................................     1.05%      1.25%
Lincoln SmartSecurity (Reg. TM) Advantage:6
  Guaranteed Maximum Charge.........................................     1.50%      1.50%
  Current Charge....................................................     0.85%      1.00%
4LATER (Reg. TM) Advantage (Managed Risk):7
  Guaranteed Maximum Charge.........................................     2.00%      2.00%
  Current Charge....................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage:8
  Acceleration Benefit Charge9......................................
   Guaranteed Maximum Charge Level Benefit or Growth Benefit........     1.50%       N/A
   Current Charge Level Benefit.....................................     0.35%       N/A
   Current Charge Growth Benefit....................................     0.50%       N/A
  Extension Benefit Charge10
   Guaranteed Maximum Charge........................................      N/A        N/A
   Current Charge (contractowners ages 70-74).......................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge11
   Guaranteed Maximum Charge........................................      N/A        N/A
   Current Charge (contractowners ages 70-74).......................     0.12%       N/A


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.


2 The mortality and expense risk charge and administrative charge together are 1.25% for the B-Share contract and 1.40% for the C-Share and L-Share contracts on and after the Annuity Commencement Date for all contracts.

3 You may not have more than one Living Benefit Rider on your contract.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.



5 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.


6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up for the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions
  - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.


7 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.


8 Lincoln Long-Term CareSM Advantage is not available with the EEB Death
Benefit.

9 The Acceleration Benefit Charge percentage rate is assessed against the LTC
  Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which the Contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will Excess Withdrawals. We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

10 The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

11 The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.



                                    TABLE B




Annual Account Fee:1..................................................                               $      35
                                                                          B-Share      C-Share       L-Share
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................     1.65%        2.05%             2.05%
  Guarantee of Principal Death Benefit................................     1.70%        2.10%             2.10%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................     1.95%        2.35%             2.35%





                                                              B-Share          C-Share              L-Share
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Single   Joint   Single   Joint   Single   Joint
Risk) and Guaranteed Income Benefit (version 4):3,4            Life     Life    Life     Life    Life     Life
Account Value Death Benefit
  Guaranteed Maximum Charge..................................  3.65%   3.65%    4.05%   4.05%    4.05%   4.05%
  Current Charge.............................................  2.30%   2.50%    2.70%   2.90%    2.70%   2.90%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..................................  3.70%   3.70%    4.10%   4.10%    4.10%   4.10%
  Current Charge.............................................  2.35%   2.55%    2.75%   2.95%    2.75%   2.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..................................  3.95%   3.95%    4.35%   4.35%    4.35%   4.35%
  Current Charge.............................................  2.60%   2.80%    3.00%   3.20%    3.00%   3.20%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.


3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

                                    TABLE C




Annual Account Fee:1.................................................                                             $    35
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk):
                                                                      B-Share          C-Share                L-Share
                                                                      Single   Joint   Single   Joint   Single    Joint
                                                                       Life     Life    Life     Life    Life      Life
  Separate Account Annual Expenses (as a percentage of
   average daily net assets in the Subaccounts):
   Account Value Death Benefit.......................................  1.25%   1.25%    1.65%   1.65%    1.65%       1.65%
   Guarantee of Principal Death Benefit..............................  1.30%   1.30%    1.70%   1.70%    1.70%       1.70%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB).................  1.55%   1.55%    1.95%   1.95%    1.95%       1.95%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge.........................................  2.00%   2.00%    2.00%   2.00%    2.00%       2.00%
   Current Charge....................................................  1.05%   1.25%    1.05%   1.25%    1.05%       1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.


2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.54%     1.39%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.54%     1.23%


* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:

(as a percentage of each fund's average net assets):

                                                                                                              Other
                                                                         Management         12b-1 Fees        Expenses
                                                                         Fees (before       (before any       (before any
                                                                         any waivers/       waivers/          waivers/
                                                                         reimburse-         reimburse-        reimburse-
                                                                         ments)         +   ments)        +   ments)        +
American Funds Asset Allocation Fund - Class 2                               0.28%             0.25%             0.03%
American Funds Blue Chip Income and Growth Fund - Class 2                    0.40%             0.25%             0.02%
American Funds Bond Fund - Class 2                                           0.37%             0.25%             0.02%
American Funds Capital Income Builder (Reg. TM) Fund - Class 4               0.50%             0.25%             0.28%
American Funds Cash Management Fund - Class 2                                0.32%             0.25%             0.02%
American Funds Global Balanced Fund(SM) - Class 2                            0.66%             0.25%             0.04%
American Funds Global Bond Fund - Class 2                                    0.53%             0.25%             0.03%
American Funds Global Growth and Income Fund - Class 2                       0.60%             0.25%             0.02%
American Funds Global Growth Fund - Class 2                                  0.52%             0.25%             0.03%
American Funds Global Small Capitalization Fund - Class 2                    0.70%             0.25%             0.04%
American Funds Growth Fund - Class 2                                         0.33%             0.25%             0.02%
American Funds Growth-Income Fund - Class 2                                  0.27%             0.25%             0.02%
American Funds High-Income Bond Fund - Class 2                               0.46%             0.25%             0.02%
American Funds International Fund - Class 2                                  0.49%             0.25%             0.05%
American Funds International Growth and Income Fund(SM) - Class 2            0.65%             0.25%             0.04%
American Funds Managed Risk Asset Allocation Fund(SM) - Class P2(1)          0.25%             0.25%             0.33%
American Funds Managed Risk Blue Chip Income and Growth Fund(SM) -
 Class P2(1)                                                                 0.25%             0.25%             0.39%
American Funds Managed Risk Growth Fund(SM) - Class P2(1)                    0.25%             0.25%             0.39%
American Funds Managed Risk Growth-Income Fund(SM) - Class P2(1)             0.25%             0.25%             0.39%
American Funds Managed Risk International Fund(SM) - Class P2(1)             0.25%             0.25%             0.39%
American Funds Mortgage Fund(SM) - Class 2                                   0.42%             0.25%             0.02%
American Funds New World Fund (Reg. TM) - Class 2                            0.73%             0.25%             0.05%
American Funds U. S. Government/AAA-Rated Securities Fund - Class 2          0.33%             0.25%             0.02%
LVIP American Balanced Allocation Fund - Service Class(2)                    0.25%             0.35%             0.03%
LVIP American Growth Allocation Fund - Service Class(2)                      0.25%             0.35%             0.03%
LVIP American Income Allocation Fund - Service Class(2)                      0.25%             0.35%             0.05%
LVIP American Preservation Fund - Service Class(3)                           0.25%             0.35%             0.10%
LVIP Managed Risk American Balanced Allocation Fund - Service Class(4)       0.25%             0.35%             0.03%
LVIP Managed Risk American Growth Allocation Fund - Service Class(4)         0.25%             0.35%             0.02%



                                                                                                                    Total
                                                                                        Total         Total         Expenses
                                                                                        Expenses      Contractual   (after
                                                                         Acquired       (before any   waivers/      Contractual
                                                                         Fund           waivers/      reimburse-    waivers/
                                                                         Fees and       reimburse-    ments         reimburse-
                                                                         Expenses   =   ments)        (if any)      ments)
American Funds Asset Allocation Fund - Class 2                             0.00%           0.56%           0.00%         0.56%
American Funds Blue Chip Income and Growth Fund - Class 2                  0.00%           0.67%           0.00%         0.67%
American Funds Bond Fund - Class 2                                         0.00%           0.64%           0.00%         0.64%
American Funds Capital Income Builder (Reg. TM) Fund - Class 4             0.00%           1.03%           0.00%         1.03%
American Funds Cash Management Fund - Class 2                              0.00%           0.59%           0.00%         0.59%
American Funds Global Balanced Fund(SM) - Class 2                          0.00%           0.95%           0.00%         0.95%
American Funds Global Bond Fund - Class 2                                  0.00%           0.81%           0.00%         0.81%
American Funds Global Growth and Income Fund - Class 2                     0.00%           0.87%           0.00%         0.87%
American Funds Global Growth Fund - Class 2                                0.00%           0.80%           0.00%         0.80%
American Funds Global Small Capitalization Fund - Class 2                  0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund - Class 2                                       0.00%           0.60%           0.00%         0.60%
American Funds Growth-Income Fund - Class 2                                0.00%           0.54%           0.00%         0.54%
American Funds High-Income Bond Fund - Class 2                             0.00%           0.73%           0.00%         0.73%
American Funds International Fund - Class 2                                0.00%           0.79%           0.00%         0.79%
American Funds International Growth and Income Fund(SM) - Class 2          0.00%           0.94%           0.00%         0.94%
American Funds Managed Risk Asset Allocation Fund(SM) - Class P2(1)        0.28%           1.11%          -0.10%         1.01%
American Funds Managed Risk Blue Chip Income and Growth Fund(SM) -
 Class P2(1)                                                               0.40%           1.29%          -0.16%         1.13%
American Funds Managed Risk Growth Fund(SM) - Class P2(1)                  0.33%           1.22%          -0.16%         1.06%
American Funds Managed Risk Growth-Income Fund(SM) - Class P2(1)           0.27%           1.16%          -0.16%         1.00%
American Funds Managed Risk International Fund(SM) - Class P2(1)           0.50%           1.39%          -0.16%         1.23%
American Funds Mortgage Fund(SM) - Class 2                                 0.00%           0.69%           0.00%         0.69%
American Funds New World Fund (Reg. TM) - Class 2                          0.00%           1.03%           0.00%         1.03%
American Funds U. S. Government/AAA-Rated Securities Fund - Class 2        0.00%           0.60%           0.00%         0.60%
LVIP American Balanced Allocation Fund - Service Class(2)                  0.41%           1.04%          -0.05%         0.99%
LVIP American Growth Allocation Fund - Service Class(2)                    0.43%           1.06%          -0.05%         1.01%
LVIP American Income Allocation Fund - Service Class(2)                    0.39%           1.04%          -0.05%         0.99%
LVIP American Preservation Fund - Service Class(3)                         0.35%           1.05%          -0.10%         0.95%
LVIP Managed Risk American Balanced Allocation Fund - Service Class(4)     0.38%           1.01%           0.00%         1.01%
LVIP Managed Risk American Growth Allocation Fund - Service Class(4)       0.40%           1.02%           0.00%         1.02%



(1) The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund's net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated with the approval of the fund's board.



(2) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.



(3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(4) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.


The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  B-Share..........  $1,237   $2,205    $3,165    $5,279
  C-Share..........  $  576   $1,714    $2,834    $5,559
  L-Share..........  $1,276   $2,314    $2,834    $5,559


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  B-Share..........   $537    $1,605    $2,665    $5,279
  C-Share..........   $576    $1,714    $2,834    $5,559
  L-Share..........   $576    $1,714    $2,834    $5,559



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  B-Share..........  $1,218   $2,183    $3,187    $5,621
  C-Share..........  $  558   $1,697    $2,868    $5,939
  L-Share..........  $1,258   $2,297    $2,868    $5,939


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  B-Share..........   $518    $1,583    $2,687    $5,621
  C-Share..........   $558    $1,697    $2,868    $5,939
  L-Share..........   $558    $1,697    $2,868    $5,939


The next example assumes you have purchased Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:

                                    1 year   3 years   5 years   10 years
                                   -------- --------- --------- ---------
      B-Share
       Growth Benefit Option......  $1,274   $2,315    $3,346    $5,630
      C-Share
       Growth Benefit Option......  $  613   $1,828    $3,026    $5,947
      L-Share
       Growth Benefit Option......  $1,313   $2,428    $3,026    $5,947
      B-Share
       Level Benefit Option.......  $1,323   $2,459    $3,578    $6,053
      C-Share
       Level Benefit Option.......  $  663   $1,971    $3,255    $6,360
      L-Share
       Level Benefit Option.......  $1,363   $2,571    $3,255    $6,360


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                                    1 year   3 years   5 years   10 years
                                   -------- --------- --------- ---------
      B-Share
       Growth Benefit Option......   $574    $1,715    $2,846    $5,630
      C-Share
       Growth Benefit Option......   $613    $1,828    $3,026    $5,947
      L-Share
       Growth Benefit Option......   $613    $1,828    $3,026    $5,947
      B-Share
       Level Benefit Option.......   $623    $1,859    $3,078    $6,053
      C-Share
       Level Benefit Option.......   $663    $1,971    $3,255    $6,360
      L-Share
       Level Benefit Option.......   $663    $1,971    $3,255    $6,360



For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The Examples do not reflect any Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions

What kind of contract am I buying? It is an individual variable and interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. You may purchase any of the contracts offered in this prospectus: American Legacy (Reg.
TM) Series B-Share, American Legacy (Reg. TM) Series C-Share or American Legacy (Reg. TM) Series L-Share. The B-Share contract provides for lower mortality and expense risk charges and a longer surrender charge period than the L-Share contract. The C-Share contract provides for higher mortality and expense risk charges, Persistency Credits after the twelfth contract anniversary, and has no surrender charge. The L-Share contract provides Persistency Credits after the seventh contract anniversary. See The Contracts - Contracts Offered in this Prospectus. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.


What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your Purchase Payment. See The Contracts - Sample Portfolios.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM

Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments and Persistency Credits, if applicable, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value. See Charges and Other Deductions.


If you withdraw Purchase Payments, you may pay a surrender charge of a certain percentage of the surrendered or withdrawn Purchase Payment, depending upon which contract you have purchased, and how long those payments have been invested in the contract. For purposes of calculating surrender charges, we assume that all withdrawals prior to the seventh anniversary of the B-Share and the fourth anniversary of L-Share contracts come first from Purchase Payments. We may waive surrender charges in certain situations. The C-Share contracts do not have a surrender charge. See Charges and Other Deductions - Surrender Charge.


We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum Purchase Payment amounts, your payments are completely flexible. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.

What is a Persistency Credit? If you purchase the C-Share contract, a Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than twelve years will be credited on a quarterly basis after the twelfth anniversary. If you purchase the L-Share contract, a Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Annuity contracts that have no provision for Persistency Credits may have lower mortality and expense risk charges and/or lower surrender charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.


What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg.
TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) are available for election only at the time the contract is purchased. For all contracts, Lincoln Long-Term CareSM Advantage is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided a lower Guaranteed Annual Income amount percentage and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln SmartSecurity (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC rider with any other Living Benefit Rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is not available in all states. Check with your registered representative regarding availability. See The Contracts - Living Benefit Riders - Lincoln Long-Term CareSM Advantage.



May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.


The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.




Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser

The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.

Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.



Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Asset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.


  o Blue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

  o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.

  o Capital Income Builder (Reg. TM) Fund (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o Cash Management Fund (Class 2): To provide the investors with a way to earn income on cash reserves while preserving capital and maintaining liquidity.

  o Global Balanced FundSM (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

  o Global Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.

  o Global Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.

  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

  o International Fund (Class 2): Long-term growth of capital.

  o International Growth and Income FundSM (Class 2): Long-term growth of capital while providing current income.

  o Managed Risk Asset Allocation FundSM (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Blue Chip Income and Growth FundSM (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Growth FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Growth-Income FundSM (Class P2): To provide growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk International FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Mortgage FundSM (Class 2): To provide current income and preservation of capital.

  o New World Fund (Reg. TM) (Class 2): Long-term capital appreciation.

  o U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital; a fund of funds.

  o LVIP Managed Risk American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital; a fund of funds.

  o LVIP Managed Risk American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
 o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval);
 o the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
 o the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply a charge to the average daily net asset value of the Subaccounts based on which contract and Death Benefit you choose. Those charges are equal to an annual rate of:



                                                  Guarantee of    Enhanced Guaranteed      Estate
                                Account Value   Principal Death      Minimum Death       Enhancement
                                Death Benefit       Benefit         Benefit (EGMDB)     Benefit (EEB)
                               --------------- ----------------- --------------------- --------------
      B-Share:
      Mortality and expense risk
  charge......................     1.15%            1.20%               1.45%              1.65%
      Administrative charge...     0.10%            0.10%               0.10%              0.10%
                                    ----             ----                ----               ----
      Total annual charge for each
  Subaccount..................     1.25%            1.30%               1.55%              1.75%
      C-Share:
      Mortality and expense risk
  charge......................     1.55%            1.60%               1.85%              2.05%
      Administrative charge...     0.10%            0.10%               0.10%              0.10%
                                    ----             ----                ----               ----
      Total annual charge for each
  Subaccount..................     1.65%            1.70%               1.95%              2.15%
      L-Share:
      Mortality and expense risk
  charge......................     1.55%            1.60%               1.85%              2.05%
      Administrative charge...     0.10%            0.10%               0.10%              0.10%
                                    ----             ----                ----               ----
      Total annual charge for each
  Subaccount..................     1.65%            1.70%               1.95%              2.15%


Surrender Charge


For B-Share and L-Share contracts only, a surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.

                                                                       Surrender charge as
                                                                        a percentage of
                                                                       the surrendered or
                                                                           withdrawn
                                                                       Purchase Payments
                                                                       ------------------
Number of contract anniversaries since Purchase Payment was invested    B-Share   L-Share
---------------------------------------------------------------------- --------- --------
      0...............................................................   7.0%      7.0%
      1...............................................................   7.0%      7.0%
      2...............................................................   6.0%      6.0%
      3...............................................................   6.0%      6.0%
      4...............................................................   5.0%      0.0%
      5...............................................................   4.0%      0.0%
      6...............................................................   3.0%      0.0%
      7...............................................................   0.0%      0.0%


A surrender charge does not apply to:

 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary for B-Share or fourth anniversary for L-Share, since the Purchase Payment was invested;

 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
 o Purchase Payments used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any Purchase Payments, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the Contractowner or Annuitant;
 o A surrender or annuitization of any applicable Persistency Credits;
 o Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;

 o A surrender of a contract or withdrawal of a Contract Value from contracts issued to Selling Group Individuals (applicable to B-Share contracts only);

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;
 o Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.


2.Prior to the seventh anniversary for the B-Share contract, and the fourth anniversary for the L-Share contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:

  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.


3.On or after the seventh anniversary for the B-Share contract, and the fourth anniversary for the L-Share contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:

  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and Persistency Credits, if any, or until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee


During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals (applicable to B-Share contracts only).



Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.


4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage, single life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or


2) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial Purchase Payment if purchased at contract issue or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under Lincoln SmartSecurity (Reg. TM) Advantage, the annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.


All versions of this rider are no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge is:




                                                               B-Share   C-Share   L-Share
                                                              --------- --------- --------
      Account Value Death Benefit............................  1.65%     2.05%     2.05%
      Guarantee of Principal Death Benefit...................  1.70%     2.10%     2.10%
      Enhanced Guaranteed Minimum Death Benefit (EGMDB)......  1.95%     2.35%     2.35%



During the Lifetime Income Benefit Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period, Account Value and Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk)(version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% (0.85% for joint life option) of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:




                                      B-Share              C-Share
                                Single Life option   Single Life option
                               -------------------- --------------------
Account Value Death Benefit...        2.30%                2.70%
Guarantee of Principal Death
 Benefit......................        2.35%                2.75%
Enhanced Guaranteed
 Minimum Death Benefit
 (EGMDB)......................        2.60%                3.00%



                                      L-Share             B-Share             C-Share             L-Share
                                Single Life option   Joint Life option   Joint Life option   Joint Life option
                               -------------------- ------------------- ------------------- ------------------
Account Value Death Benefit...        2.70%               2.50%               2.90%               2.90%
Guarantee of Principal Death
 Benefit......................        2.75%               2.55%               2.95%               2.95%
Enhanced Guaranteed
 Minimum Death Benefit
 (EGMDB)......................        3.00%               2.80%               3.20%               3.20%



These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% of the Account Value. If we automatically administer the step-up for you and your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reimburse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed
Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage
2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage
2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit for B-Share and 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit for C-Share and L-Share also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage
2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.



1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .           $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .



If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:



1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
 o the Acceleration Benefit Charge,
 o the Extension Benefit Charge, and
 o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the

Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge


The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the current annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.



 The LTC Charge will be higher if you choose the Growth Benefit option because the
Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to
Automatic Step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range as set forth in the charts below. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for more information.



 Extension Benefit Charge: 50%
  Benefit for Assisted Living
           Services
States: AK, AL, AR, AZ, DC, DE,
GA, IA, KY, LA, MD, ME, MI, MO,
              MS,
MT, NC, ND, NE, NM, OK, OR, RI,
        SC, SD, WV, WY
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.26%
     50-54           0.30%
     55-59           0.32%
     60-64           0.38%
     65-69           0.50%
     70-74           0.68%




Extension Benefit Charge: 100%
  Benefit for Assisted Living
           Services
       All other states
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.28%
     50-54           0.32%
     55-59           0.36%
     60-64           0.40%
     65-69           0.54%
     70-74           0.76%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent Purchase Payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range as set forth in the charts below. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner.



              Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living
                                             Services
               States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                          MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                                   Age on                                   Optional Nonforfeiture
                             Contract Date                                    Benefit Charge
           45-49                                                                  0.04%
           50-54                                                                  0.05%
           55-59                                                                  0.05%
           60-64                                                                  0.06%
           65-69                                                                  0.08%
           70-74                                                                  0.11%




              Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living
                                             Services
                                         All other states
                                   Age on                                    Optional Nonforfeiture
                              Contract Date                                    Benefit Charge
           45-49                                                                   0.05%
           50-54                                                                   0.05%
           55-59                                                                   0.06%
           60-64                                                                   0.06%
           65-69                                                                   0.09%
           70-74                                                                   0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.


 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            * $350 Acceleration Benefit Charge
                                                                                           (0.35% * $100,000 LTC Guaranteed
                                                                                           Amount) + $760 Extension Benefit
                                                                                           Charge (0.38% * $200,000 Extension
                                                                                           Benefit) + $120 Optional
                                                                                           Nonforfeiture Charge (0.06%*
                                                                                           $200,000
                                                                                           Extension Benefit) = $1,230 annual
                                                                                           LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.35%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,230




  Example: The following example illustrates the calculation of the LTC Benefit Charge for a
60 year old who lives in Georgia. The
  example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
  Acceleration Benefit:                                                      $100,000
  LTC Guaranteed Amount:                                                     $100,000
  Extension Benefit:                                                         $200,000
  Growth Benefit:                                                                  $0
  Acceleration Benefit Charge Annual Percentage Rate:                        0.50%
  Extension Benefit Charge Annual Percentage Rate:                           0.38%
  Optional Nonforfeiture Benefit Charge Annual Percentage Rate:              0.06%
  LTC Charge (Annual)*:                                                        $1,380


      *$500.00 Acceleration Benefit Charge (0.50% * $100,000 LTC Guaranteed Amount)) + $760.00 Extension
     Benefit Charge (0.38% * $200,000 Extension Benefit) + $120.00 Optional Nonforfeiture Benefit Charge
     (0.06%* $200,000 Extension Benefit)= $1,380 annual LTC Charge

Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.25% for the B-Share contract and 1.40% for the C-Share and L-Share contracts of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Contracts Offered in this Prospectus
This prospectus describes three separate annuity contracts:
 o American Legacy (Reg. TM) Series B-Share
 o American Legacy (Reg. TM) Series C-Share
 o American Legacy (Reg. TM) Series L-Share


Each contract offers you the ability to choose any of the Death Benefits, Living Benefit Riders, and payout options described in this prospectus. Each contract has its own mortality and expense risk charge and applicable surrender charge. In deciding what contract to purchase, you should consider the amount of mortality and expense risk and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the enhanced Death Benefits or other optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

Enhanced Death Benefits and other optional benefits are described later in this prospectus. You should check with your registered representative regarding availability.


American Legacy (Reg. TM) Series B-Share

The B-Share annuity contract has a total mortality and risk expense and administrative charge ranging from 1.25% to 1.75%, depending on which Death Benefit you have elected. It has a declining seven-year surrender charge on each Purchase Payment. All of the Death Benefits, optional Living Benefit Riders, and payout options described in this prospectus are available for additional charges.


American Legacy (Reg. TM) Series C-Share


The C-Share annuity contract has a total mortality and risk expense and administrative charge ranging from 1.65% to 2.15%, depending on which Death Benefit you have elected. Contractowners of the C-Share annuity contract will receive Persistency Credits on a quarterly basis after the twelfth contract anniversary. See The Contracts - Persistency Credits. All of the Death Benefits, optional Living Benefit Riders and payout options described in this prospectus are available for additional charges.


American Legacy (Reg. TM) Series L-Share


The L-Share annuity contract has a total mortality and risk expense and administrative charge ranging from 1.65% to 2.15%, depending on which Death Benefit you have elected. It has a declining four-year surrender charge on each Purchase Payment. Contractowners of the L-Share annuity contract will receive Persistency Credits on a quarterly basis after the seventh contract anniversary. See The Contracts - Persistency Credits. All of the Death Benefits, optional Living Benefit Riders and payout options described in this prospectus are available for additional charges.



Purchase of Contracts


If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments


You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum for Selling Group Individuals is $1,500 (applicable to B-Share contracts only). The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.


Persistency Credits

Contractowners of the C-Share contract will receive a Persistency Credit on a quarterly basis after the twelfth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least twelve years, by 0.10%. Contractowners of the L-Share contract will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.10%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.



Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the

Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one sub account to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.) These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.


A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m. New York time). If we receive a transfer request in Good Order after market close we will process the request using the Accumulation Unit value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.

Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.


As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.


The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 591/2,

(b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.


Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously.



Sample Portfolios

You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial Purchase Payment to that portfolio, and we will invest your initial Purchase Payment among the Subaccounts within the portfolio according to the percentage allocations. Any subsequent Purchase Payments will be invested according to your instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue and are not available for election with any Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio's specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.

Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD). LFD provides these portfolios to broker dealers who may provide them to their clients. These portfolios do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that a portfolio will not reflect the return expectations or risk tolerance that was expected over time.



Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner



* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.



If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.


Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:

 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.


You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)); or

 o The highest Contract Value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o The current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the Contract Value immediately prior to the withdrawal; and

(ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the Contract Value immediately prior to the withdrawal; and

(ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage or Lincoln Long-Term CareSM Advantage.


The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.


General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or you elect an annuitization option. i4LIFE (Reg. TM) Advantage provides Death Benefit options during the Access Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).


If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.


If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB, and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2.written authorization for payment; and

3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. Currently, if you purchase i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.




 Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- -----------------------------------------------
 LVIP American Preservation Fund                American Funds Managed Risk Asset Allocation
                                               FundSM
                                               American Funds Managed Risk Blue Chip Income
                                               and Growth FundSM
                                               American Funds Managed Risk Growth FundSM
                                               American Funds Managed Risk Growth-Income
                                               FundSM
                                               American Funds Managed Risk International
                                               FundSM
                                               LVIP Managed Risk American Balanced
                                               Allocation Fund
                                               LVIP Managed Risk American Growth Allocation
                                               Fund



 Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 LVIP American Preservation Fund                No Subaccounts at this time.



The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o American Funds Managed Risk Asset Allocation FundSM
o LVIP American Preservation Fund

o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund

Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts.




 Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- -------------------------------------------
 American Funds Bond Fund                       All other Subaccounts.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund



 Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 American Funds Bond Fund                       No Subaccounts at this time.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund



The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.


o American Funds Asset Allocation Fund

o American Funds Bond Fund

o American Funds Global Balanced FundSM

o American Funds Global Bond Fund
o American Funds Managed Risk Asset Allocation FundSM
o American Funds Mortgage FundSM
o American Funds U.S. Government/AAA-Rated Securities Fund

o LVIP American Balanced Allocation Fund

o LVIP American Growth Allocation Fund
o LVIP American Income Allocation Fund

o LVIP American Preservation Fund
o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund


Living Benefit Riders


The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage (Managed
Risk)), or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);

 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM

Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (available only for contracts issued prior to August 26, 2013), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.


If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes


On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.



The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:



             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                   Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%



Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:



    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200


Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).


Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.


Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.


Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.


The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:


Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below.


With Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With Lincoln SmartSecurity (Reg. TM) Advantage, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With Lincoln SmartSecurity (Reg. TM) Advantage single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.


If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in Lincoln SmartSecurity (Reg.
TM) Advantage, (assuming no withdrawals or additional Purchase Payments):


                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is 5% of the Guaranteed Amount.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount is $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 5% of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal Amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account if applicable. See The Contracts - Fixed Side of the Contract. Withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 5% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 5% of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

     The Maximum Annual Withdrawal amount was reduced to the least of:
     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased Lincoln SmartSecurity (Reg. TM) Advantage single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under Lincoln SmartSecurity (Reg. TM) Advantage single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age
81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under Lincoln SmartSecurity (Reg. TM) Advantage joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:

     1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and

     2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups will apply to the spouse as the new Contractowner.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under Lincoln SmartSecurity (Reg. TM) Advantage will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect for new purchasers of i4LIFE (Reg. TM) Advantage at the time of the i4LIFE (Reg. TM) Advantage election. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available for purchasers of Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.


Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.


The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):

                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

For contracts issued on or after August 26, 2013, 4LATER (Reg. TM) Advantage (Managed Risk) is only available for election at the time the contract is purchased. 4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.


If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.


If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.


Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity

Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or

  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed

Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider).


Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements.


There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage is guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from the Lincoln SmartSecurity (Reg. TM) Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable tables below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or prior purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%

        Single Life Option                           Joint Life Option
----------------------------------    -----------------------------------------------
                                               Age
            Percentage of Account      (younger of you and      Percentage of Account
  Age       Value or Income Base*       your spouse's age)      Value or Income Base*
-------    -----------------------    ---------------------    ----------------------
  80+              5.50%                      80+                      5.50%


*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%


*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.



If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first

Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.


The following example illustrates how the initial Guaranteed Income Benefit (Managed Risk) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit (Managed Risk) for i4LIFE (Reg. TM) Advantage elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit..................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                 $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit is elected)....................................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit is elected:.........................................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300



Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable) , at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 100 (age 90 for purchasers of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit prior to May 21, 2012). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:




                                            Minimum Access Period
                                           Elections of i4LIFE (Reg. TM) Advantage prior to the 5th Benefit
                                                                    Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0                             between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)




                                           Elections of i4LIFE (Reg. TM) Advantage on and after the 5th
                                                              Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0                             between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or

  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning August 26, 2013 (November 4, 2013, for Contractowners who purchased the contract before August 26, 2013), Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and
(2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.


If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts - Investment Requirements.


The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
 o you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
 o for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
 o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

 o for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
 o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
 o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
 o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
 o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.

 o We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts - Living Benefit Riders.

 o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."
 o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results.
   Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

 o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.
 o Growth Benefit: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account.
   Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth
   Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charges.

Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
 o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
 o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
 o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
 o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
 o You must wait at least one year before you can take LTC Benefit payments.
 o If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
 o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
 o Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
 o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.

 o If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.

 o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
 o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.


Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
 o The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
 o LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
 o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
 o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).


Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider. In addition, the EEB Death Benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts - Investment Requirements.



Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:

 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.



Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.
Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.
Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.

Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
 o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
 o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.


 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.



  The  ix Activities of Daily Living are:
  1.    Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.    Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.    Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.    Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a
       feeding tube or intravenously.
  5.    Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.    Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.

Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
 o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
 o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
 o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
 o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
 o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
 o services or care provided to you outside the United States
 o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.


 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.

Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.


Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.
Every Year:           At least once every 12 months after we have established your initial benefit eligibility, a Licensed
                      Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
                      Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe
                      a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form
                      prior to the end of the current twelve-month period. The appropriate forms are always available by contacting
                      us at 800-487-1485.

Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.


Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
 o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
 o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
 o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.


Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.


Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

 o You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
 o You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
 o You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.
 o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.


Acc leration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                       -


                                                   Extension Benefit
o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results

                                       -


                                                        Growth Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit

Gro th Benefit
o   If the Contract Value is reduced to zero, paid by us from our general account
o   Each annual step-up is not affected by subsequent investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                       -


Wit drawals
o   Permitted any time in addition to LTC Benefit payments
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.


 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be
24 months (i.e., 2 years).



 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
Benefit.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.

We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.


 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
Benefits prior to the 5th contract anniversary, the
 minimum Extension Benefit Duration will be 48 months (i.e., 4 years).



 Extension Benefit = twice the initial Acceleration Benefit ( Purchase Payments within the first 90 days after the contract date), less
 Excess Withdrawals (as adjusted), less Extension Benefit payments.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
  Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to
the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract value February 1 prior to subsequent Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                            ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Purchase Payment
                                                                                           made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Purchase Payment:
 Extension Benefit after subsequent Purchase Payment

                                                                                            (2 x $200,000 Acceleration
                                                                                           Benefit):
 Contract Value after additional Purchase Payment:



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase
Payment is made prior to the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):                       $100,000
 Contract Value January 1:                                                                  $100,000
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):                         $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                             $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                           $200,000
 Contract value February 1 prior to subsequent Purchase Payment:                            $110,000
 Subsequent Purchase Payment received February 1:                                           $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                            $200,000
 Acceleration Benefit after subsequent Purchase Payment:                                    $200,000
 Extension Benefit after subsequent Purchase Payment
                                                                                            $400,000
 Contract Value after additional Purchase Payment:                                          $210,000

Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.


 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
Acceleration Benefit Duration as of the 5th contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
($200,000/24).

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.


                                      IMPORTANT NOTE:
 We designed the LTC Rider to function most optimally if you do not start receiving LTC
Benefits until on or after the 5th contract
 anniversary. After the 5th contract anniversary, you can maximize your monthly LTC
Benefit payments and receive those payments
 over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit
 period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). This discussion
 assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary. However, because we
 wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need
 arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits -
 Electing to Receive LTC Benefits Before the 5th Contract Anniversary."

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.


Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.


* Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.


  Example: The following is an example of how taking less than the Maximum Monthly Level
Benefit impacts future Maximum
  Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension
Benefit Duration. This example also
  illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract
Year. Assume LTC Benefit payments
  begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly
Level Benefit each month.
  On 5th contract anniversary:
  Acceleration Benefit:                                                       $100,000
  Acceleration Benefit Duration:                                             24 months
  Extension Benefit:                                                          $200,000
  Extension Benefit Duration:                                                48 months
  Maximum Monthly Level Benefit: ($100,000/24)                               $4,166.67
  Monthly LTC Benefit payment (50% of $4,166.67)                             $2,083.33
  On the 6th contract anniversary:

 Remaining Acceleration Benefit:

                                           ($100,000 - LTC Benefit payments of $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit): ($75,000 /
                                          $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($75,000 / $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                           (assuming the Contractowner continues to receive 50% of the Maximum Monthly Level
                                          Benefit each year):
                                          ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                           (if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit):
                                          ($200,000 /
                                          $4,166.67)



 Remaining Acceleration Benefit:
                                            $75,000
 Remaining Acceleration Benefit Duration
                                           36 months
 Remaining Acceleration Benefit Duration
                                           18 months
 Remaining Extension Benefit:              $200,000
 Remaining Extension Benefit Duration
                                           96 months
 Remaining Acceleration Benefit Duration
                                           48 months

Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.

 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                          The Covered Life is still living
                                                                                           and under age 76;
 o                                                                                          The Contract Value on that contract
                                                                                           anniversary is greater than the LTC
                                                                                           Guaranteed Amount; and
 o                                                                                          The maximum LTC Guaranteed Amount
                                                                                           limit has never been reached.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.

Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.


 Example: Following is an example of how the Automatic Step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
  Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on 1st contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on 1st contract anniversary:

                                                                                            (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on 1st contract anniversary

                                                                                            ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                            ($225,000 LTC Guaranteed Amount
                                                                                           does not change as the Contract
                                                                                           Value of $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount

                                                                                            (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on 3rd contract anniversary

                                                                                            ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:      $200,000
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase         $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                               $200,000
 Total Contract Value on 1st contract anniversary reflecting investment gain:               $225,000
 New LTC Guaranteed Amount on 1st contract anniversary:
                                                                                            $225,000
 Growth Benefit on 1st contract anniversary
                                                                                            $ 25,000
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
                                                                                            $218,000
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous  $240,000 contract anniversary:
 New LTC Guaranteed Amount
                                                                                            $240,000
 Growth Benefit on 3rd contract anniversary
                                                                                            $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.


 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
         (i)   equals the Growth Benefit on the contract anniversary;
      (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
     (iii)     equals any remaining Extension Benefit on the contract anniversary; and
      (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.

When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.


 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
Maximum Monthly Growth Benefit
 amount

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:


Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.


*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


  Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
Maximum Monthly Level Benefit
  amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract Value
  from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to
90th day after the contract date.
  Acceleration Benefit on 5th contract anniversary:                          $100,000

 Extension Benefit on 5th contract anniversary:
 Contract Value on 5th contract anniversary:
 LTC Guaranteed Amount on 5th contract anniversary steps-up to Contract Value of $120,000:
 Growth Benefit

                                                                                            ($120,000 LTC Guaranteed Amount -
                                                                                           $100,000 Acceleration Benefit):
 Maximum Monthly Level Benefit

                                                                                            ($100,000 - 24 months of
                                                                                           Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                                                            [($20,000 Growth Benefit -
                                                                                           (($100,000 Acceleration Benefit +
                                                                                           $200,000 Extension Benefit) -
                                                                                           $4,166.67
                                                                                           Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):



 Extension Benefit on 5th contract anniversary:                                              $200,000
 Contract Value on 5th contract anniversary:                                                 $120,000
 LTC Guaranteed Amount on 5th contract anniversary steps-up to Contract Value of $120,000:   $120,000
 Growth Benefit
                                                                                              $20,000
 Maximum Monthly Level Benefit
                                                                                            $4,166.67
 Maximum Monthly Growth Benefit
                                                                                              $277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):                                         $4,444.45


Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.


 Example: Continuing the prior example if, during the first six months of the Contract
Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.

Electing to Receive LTC Benefits Before the 5th Contract Anniversary

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.


                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration
           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months

                      LTC Benefit Duration Chart
 Contract Year of First      Acceleration      Extension      Total LTC
   Request for Maximum          Benefit         Benefit        Benefit
  Level Benefit amounts        Duration         Duration      Duration
           6+                 24 months       48 months      72 months

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.


When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.


Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.



                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6
 Acceleration Benefit        1*       $ 16,667
                             2        $ 16,667
                             3        $ 16,667   $  20,000
                             4        $ 16,667   $  20,000          $  25,000
                             5        $ 16,667   $  20,000          $  25,000          $  33,000
                             6        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
                             7        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
 Extension Benefits          8         $16,667     $20,000            $25,000            $33,000            $50,000
                             9         $16,667     $20,000            $25,000            $33,000            $50,000
                            10         $16,667     $20,000            $25,000            $33,000            $50,000
                            11         $16,667     $20,000            $25,000            $33,000            $50,000
                            12         $16,667     $20,000            $25,000            $33,000
                            13         $16,667     $20,000            $25,000            $33,000
                            14         $16,667     $20,000            $25,000
                            15         $16,667     $20,000            $25,000
                            16         $16,667     $20,000
                            17         $16,667     $20,000
                            18         $16,667
                            19         $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.


  Example: Continuing the example illustrated by the chart, if you started to receive
Acceleration Benefit payments during the 3rd
  Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
  LTC Guaranteed Amount as of 2nd contract anniversary:                      $100,000
  Acceleration Benefit (equals LTC Guaranteed Amount):                       $100,000

 Extension Benefit (2 x Acceleration Benefit):
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Remaining Extension Benefit Duration (from LTC Benefit Duration)
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level
Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The
total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000
  Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the
annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension
  Benefit Durations of 24 and 48
months
 respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly
  Level Benefit will not change
the
 following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the
5th
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase.
In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to
the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the
Extension
 Benefit divided by the recalculated Maximum Monthly Level Benefit.



 Extension Benefit (2 x Acceleration Benefit):                                              $200,000
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                  60 months
 Maximum Monthly Level Benefit
                                                                                            $1,666.67 or $20,000 per year
 Remaining Extension Benefit Duration (from LTC Benefit Duration)                           120 months
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension
 Benefit divided by the recalculated Maximum Monthly Level Benefit.



 Example: Continuing the previous example, the following is an example of how the Maximum
  Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration
  Benefit payments of only $10,000 (paid
in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary

                                                                                            ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Minimum Extension Benefit Duration

                                                                                            ($200,000 Extension Benefit -
                                                                                           $1,875 Maximum Monthly Level
                                                                                           Benefit):
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
  Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but
the
 minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the
remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
(paid in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary
                                                                                             $90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                    $90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):          $200,000
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                    48 months
 Maximum Monthly Level Benefit
                                                                                            $1,875.00 or $22,500 per year
 Minimum Extension Benefit Duration
                                                                                            107 months
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. See The Contracts-Surrenders and Withdrawals and Charges and Other Deductions--

Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract's free withdrawal provision. See General Provisions-Contract Free Withdrawal Provision for additional information.


Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.


 Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
               (a)    equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract
                     anniversary (or, prior to the first contract anniversary, the contract date); and
               (b)    equals all prior withdrawals in that Contract Year.

Excess Withdrawals

Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.


 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                          Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                          The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.


 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
  Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
  Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                            [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                            [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:
 Extension Benefit after Excess Withdrawal



 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and
Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                     $320,000
 Acceleration Benefit:                                                                      $120,000
 Extension Benefit:                                                                         $240,000
 Maximum Monthly Level Benefit:                                                               $5,000
 Growth Benefit:                                                                            $200,000
 Maximum Monthly Growth Benefit                                                               $2,778
 Excess Withdrawal from Contract Value:                                                       $4,000
 Contract Value immediately prior to Excess Withdrawal:                                      $85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                            4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                            $304,928
 Extension Benefit after Excess Withdrawal

                                                                                 [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                 [$5,000 Maximum Monthly Level Benefit x
                                                                                (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                 [$2,778 Maximum Monthly Growth Benefit x
                                                                                (1-4.71%)]:



                                                                                 $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                   $4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:   $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                   $2,647

LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.


Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
 o termination of the contract;
 o upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);

 o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit);

 o on the date the Contractowner is changed due to death or divorce;
 o upon the death of the Covered Life;
 o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
 o an Excess Withdrawal reduces the Contract Value to zero;
 o all LTC Benefits are reduced to zero;
 o you terminate the LTC Rider under the Nonforfeiture provision.
 o within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.

 o after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
 o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.


Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
 o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.
 o You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
 o one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
 o an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
 o the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
 o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:


                 Percent Over Initial         Percent Over Initial
     Age on        Extension Benefit           Extension Benefit
 Contract Date          Charge          Age          Charge
    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%

Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
 o you surrender the contract at least three years after the contract date; or
 o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
 o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.


General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts - Death Benefits.

Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract's free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions - Surrender Charge for additional information on the free amount.


Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts - Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.


Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $330.00 per day or $120,450 annually for 2014), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.



Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 95th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.


Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.


LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract's free-look period, any applicable surrender charges will be deducted from the Contract Value.


Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions - Death Benefits for a description of the impact of the LTC Rider on Death Benefits.



Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.


Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.


Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.


Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable surrender charges, account fees and premium taxes.

You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a Guaranteed Period
 o as a result of the death of the Contractowner or Annuitant
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.


These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount's Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:

   (1+A)n
-----------
            -1
  (1+B+K)n



where:
A   =
B   =
K   =
n   =



whe e:
A   yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount's Guaranteed Period, determined at the beginning of the Guaranteed Period.
B   yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater
    than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K   a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in
    addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be
    lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome,
    and
    then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will
    be no Interest Adjustment.
n   The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
    Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission Principal Underwriter pays to LFN is 7.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and

 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section

7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.



Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                        American Legacy (Reg. TM) Series
                  Lincoln National Variable Annuity Account H











   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy (Reg. TM) Series).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**


B-Share



                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 Value                              Value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and number of Accumulation Units
                                      in thousands)
American Funds Asset Allocation
2012  .      11.709    13.369       405         11.864    13.573       8,770
2013  .      13.369    16.249       322         13.573    16.530       7,856
---------    ------    ------       ---         ------    ------       -----
American Funds Blue Chip Income and Growth
2012  .      10.418    11.659       378         10.556    11.837      10,291
2013  .      11.659    15.237       322         11.837    15.501       9,077
---------    ------    ------       ---         ------    ------      ------
American Funds Bond
2012  .      11.461    11.868       451         11.613    12.049      12,999
2013  .      11.868    11.410       361         12.049    11.607      12,794
---------    ------    ------       ---         ------    ------      ------
American Funds Cash Management
2012  .      10.001     9.784       161         10.134     9.933       2,938
2013  .       9.784     9.571       143          9.933     9.737       2,617
---------    ------    ------       ---         ------    ------      ------
American Funds Global Balanced(SM)
2012  .       9.568    10.553        16          9.580    10.587         468
2013  .      10.553    11.638        12         10.587    11.700         769
---------    ------    ------       ---         ------    ------      ------
American Funds Global Bond
2012  .      12.620    13.169       148         12.750    13.331       5,477
2013  .      13.169    12.607       136         13.331    12.788       5,862
---------    ------    ------       ---         ------    ------      ------
American Funds Global Discovery(1)
2012  .      11.752    13.918        40         11.908    14.131         934
2013  .      13.918    16.188        35         14.131    16.447         904
---------    ------    ------       ---         ------    ------      ------
American Funds Global Growth and Income
2012  .      10.270    11.864       232         10.386    12.022       7,103
2013  .      11.864    14.285       213         12.022    14.505       6,577
---------    ------    ------       ---         ------    ------      ------
American Funds Global Growth
2012  .      12.672    15.262       186         12.840    15.495       5,239
2013  .      15.262    19.373       178         15.495    19.708       5,405
---------    ------    ------       ---         ------    ------      ------
American Funds Global Small Capitalization
2012  .      12.078    14.026       118         12.237    14.240       3,338
2013  .      14.026    17.680        93         14.240    17.986       3,049
---------    ------    ------       ---         ------    ------      ------
American Funds Growth
2012  .      11.096    12.854       681         11.243    13.050      20,469
2013  .      12.854    16.434       586         13.050    16.718      17,943
---------    ------    ------       ---         ------    ------      ------
American Funds Growth-Income
2012  .      10.261    11.846       939         10.397    12.027      18,201
2013  .      11.846    15.541       794         12.027    15.809      15,796
---------    ------    ------       ---         ------    ------      ------
American Funds High-Income Bond
2012  .      12.741    14.236       110         12.910    14.453       3,413
2013  .      14.236    14.913        88         14.453    15.170       3,133
---------    ------    ------       ---         ------    ------      ------
American Funds International Growth and Income(SM)
2012  .      14.144    16.192        29         14.232    16.326         878
2013  .      16.192    18.949        27         16.326    19.144         870
---------    ------    ------       ---         ------    ------      ------
American Funds International
2012  .      11.800    13.672       439         11.956    13.881       6,960
2013  .      13.672    16.342       389         13.881    16.624       6,296
---------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Asset Allocation(SM)
2012  .      10.116    10.209         1*         N/A        N/A        N/A
2013  .      10.209    12.097         5         10.212    12.124         618
---------    ------    ------       ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 Value                              Value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and number of Accumulation Units
                                      in thousands)
American Funds Asset Allocation
2012  .      12.060    13.832      20,260       12.100    13.885      1,401
2013  .      13.832    16.888      19,299       13.885    16.960      1,336
---------    ------    ------      ------       ------    ------      -----
American Funds Blue Chip Income and Growth
2012  .      10.731    12.063      25,312       10.766    12.109      1,305
2013  .      12.063    15.837      22,582       12.109    15.905      1,176
---------    ------    ------      ------       ------    ------      -----
American Funds Bond
2012  .      11.805    12.279      35,196       11.844    12.326      1,347
2013  .      12.279    11.859      35,950       12.326    11.910      1,265
---------    ------    ------      ------       ------    ------      -----
American Funds Cash Management
2012  .      10.301    10.123       5,820       10.335    10.161        590
2013  .      10.123     9.947       5,352       10.161     9.990        452
---------    ------    ------      ------       ------    ------      -----
American Funds Global Balanced(SM)
2012  .       9.595    10.631       1,967        9.598    10.639         27
2013  .      10.631    11.777       2,453       10.639    11.792         56
---------    ------    ------      ------       ------    ------      -----
American Funds Global Bond
2012  .      12.914    13.537      16,203       12.947    13.578        626
2013  .      13.537    13.017      17,478       13.578    13.064        599
---------    ------    ------      ------       ------    ------      -----
American Funds Global Discovery(1)
2012  .      12.105    14.401       2,122       12.145    14.455        120
2013  .      14.401    16.777       2,036       14.455    16.844        140
---------    ------    ------      ------       ------    ------      -----
American Funds Global Growth and Income
2012  .      10.533    12.222      16,241       10.563    12.263        872
2013  .      12.222    14.783      15,010       12.263    14.840        875
---------    ------    ------      ------       ------    ------      -----
American Funds Global Growth
2012  .      13.052    15.791      12,796       13.095    15.851        549
2013  .      15.791    20.135      13,225       15.851    20.221        610
---------    ------    ------      ------       ------    ------      -----
American Funds Global Small Capitalization
2012  .      12.440    14.512       7,637       12.481    14.567        413
2013  .      14.512    18.375       6,995       14.567    18.454        398
---------    ------    ------      ------       ------    ------      -----
American Funds Growth
2012  .      11.429    13.300      50,347       11.467    13.350      2,465
2013  .      13.300    17.080      44,419       13.350    17.153      2,191
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income
2012  .      10.569    12.257      44,439       10.604    12.303      2,428
2013  .      12.257    16.152      38,873       12.303    16.221      2,125
---------    ------    ------      ------       ------    ------      -----
American Funds High-Income Bond
2012  .      13.123    14.729       8,817       13.167    14.785        532
2013  .      14.729    15.499       8,246       14.785    15.565        451
---------    ------    ------      ------       ------    ------      -----
American Funds International Growth and Income(SM)
2012  .      14.343    16.495       2,621       14.366    16.529         92
2013  .      16.495    19.390       2,636       16.529    19.440         98
---------    ------    ------      ------       ------    ------      -----
American Funds International
2012  .      12.154    14.146      17,832       12.195    14.200        830
2013  .      14.146    16.984      16,094       14.200    17.057        753
---------    ------    ------      ------       ------    ------      -----
American Funds Managed Risk Asset Allocation(SM)
2012  .      10.083    10.216         323        N/A        N/A        N/A
2013  .      10.216    12.159       5,715       10.216    12.166         66
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 Value                              Value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and number of Accumulation Units
                                      in thousands)
American Funds Managed Risk Blue Chip Income and Growth
2013  .       N/A        N/A        N/A          9.988    10.878         68
---------     --         ---        ---          -----    ------         --
American Funds Managed Risk Growth
2013  .       9.783    11.025         1*        10.052    11.039         67
---------     -----    ------       ---         ------    ------         --
American Funds Managed Risk Growth-Income
2013  .       9.763    11.153         2          9.822    11.167         52
---------     -----    ------       ---         ------    ------         --
American Funds Managed Risk International
2013  .       N/A        N/A        N/A          9.615    10.591         37
---------     -----    ------       ---         ------    ------         --
American Funds Mortgage Bond(SM)
2012  .      10.275    10.338         2         10.287    10.370        171
2013  .      10.338     9.989         3         10.370    10.039        226
---------    ------    ------       ---         ------    ------        ---
American Funds New World
2012  .      16.075    18.612       110         16.288    18.896      3,008
2013  .      18.612    20.370        92         18.896    20.722      2,832
---------    ------    ------       ---         ------    ------      -----
American Funds U.S. Government/AAA-Rated Securities
2012  .      12.379    12.396       310         12.543    12.585      7,701
2013  .      12.396    11.806       234         12.585    12.010      7,435
---------    ------    ------       ---         ------    ------      -----
LVIP American Balanced Allocation
2012  .      10.317    11.271       169         10.346    11.326      3,038
2013  .      11.271    12.691       199         11.326    12.778      3,153
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth Allocation
2012  .      10.254    11.361        38         10.284    11.416      2,929
2013  .      11.361    13.121        47         11.416    13.211      2,895
---------    ------    ------       ---         ------    ------      -----
LVIP American Income Allocation
2012  .      10.425    11.091        48         10.454    11.145        669
2013  .      11.091    11.833        44         11.145    11.914        801
---------    ------    ------       ---         ------    ------      -----
LVIP American Preservation
2012  .       N/A        N/A        N/A         10.020     9.986         76
2013  .       9.979     9.665        16          9.986     9.691        558
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk American Balanced Allocation
2012  .       9.761    10.130        38          9.777    10.146      1,460
2013  .      10.130    11.239        77         10.146    11.279      3,639
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk American Growth Allocation
2012  .       9.758    10.193       101          9.793    10.209      3,141
2013  .      10.193    11.728       201         10.209    11.770      6,822
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 Value                              Value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and number of Accumulation Units
                                      in thousands)
American Funds Managed Risk Blue Chip Income and Growth
2013  .      10.124    10.895         496       10.105    10.898         19
---------    ------    ------         ---       ------    ------         --
American Funds Managed Risk Growth
2013  .      10.062    11.057         734        9.883    11.060         27
---------    ------    ------         ---       ------    ------         --
American Funds Managed Risk Growth-Income
2013  .      10.043    11.185         410        9.883    11.188         25
---------    ------    ------         ---       ------    ------         --
American Funds Managed Risk International
2013  .       9.974    10.608         367        9.814    10.611         20
---------    ------    ------         ---       ------    ------         --
American Funds Mortgage Bond(SM)
2012  .      10.303    10.412         759       10.306    10.427         38
2013  .      10.412    10.105       1,013       10.427    10.125         25
---------    ------    ------       -----       ------    ------         --
American Funds New World
2012  .      16.558    19.257       7,368       16.612    19.330        375
2013  .      19.257    21.171       7,126       19.330    21.262        351
---------    ------    ------       -----       ------    ------        ---
American Funds U.S. Government/AAA-Rated Securities
2012  .      12.750    12.825      25,302       12.792    12.874        829
2013  .      12.825    12.270      25,903       12.874    12.323        824
---------    ------    ------      ------       ------    ------        ---
LVIP American Balanced Allocation
2012  .      10.383    11.394      13,867       10.390    11.408        162
2013  .      11.394    12.888      13,973       11.408    12.910        183
---------    ------    ------      ------       ------    ------        ---
LVIP American Growth Allocation
2012  .      10.320    11.485      16,711       10.327    11.499        216
2013  .      11.485    13.324      17,102       11.499    13.347        221
---------    ------    ------      ------       ------    ------        ---
LVIP American Income Allocation
2012  .      10.492    11.213       3,548       10.499    11.226         69
2013  .      11.213    12.016       3,395       11.226    12.037         53
---------    ------    ------      ------       ------    ------        ---
LVIP American Preservation
2012  .      10.034     9.994         616        9.993     9.996          2
2013  .       9.994     9.724       3,248        9.996     9.730        100
---------    ------    ------      ------       ------    ------        ---
LVIP Managed Risk American Balanced Allocation
2012  .       9.893    10.166      12,167        9.893    10.170        368
2013  .      10.166    11.330      26,392       10.170    11.340        641
---------    ------    ------      ------       ------    ------        ---
LVIP Managed Risk American Growth Allocation
2012  .      10.018    10.229      20,963        9.919    10.233        395
2013  .      10.229    11.823      60,813       10.233    11.834      1,098
---------    ------    ------      ------       ------    ------      -----



*     The numbers of accumulation units less than 500 were rounded up to one.



** This table reflects the accumulation unit values and the number of accumulation units for the American Legacy III B Share, American Legacy III B Class and American Legacy Series B Share.



(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

C-Share


                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Asset Allocation
2012  .      11.405    12.970        86         11.556    13.168      1,365
2013  .      12.970    15.702        78         13.168    15.973      1,250
---------    ------    ------        --         ------    ------      -----
American Funds Blue Chip Income and Growth
2012  .      10.148    11.311        68         10.282    11.484      1,290
2013  .      11.311    14.724        67         11.484    14.978      1,136
---------    ------    ------        --         ------    ------      -----
American Funds Bond
2012  .      11.164    11.514        46         11.312    11.689      1,542
2013  .      11.514    11.026        40         11.689    11.216      1,383
---------    ------    ------        --         ------    ------      -----
American Funds Cash Management
2012  .       9.742     9.492         2          9.871     9.637        567
2013  .       9.492     9.249         3          9.637     9.409        337
---------    ------    ------        --         ------    ------      -----
American Funds Global Balanced(SM)
2012  .       N/A        N/A        N/A          9.556    10.520         29
2013  .       N/A        N/A        N/A         10.520    11.579         23
---------    ------    ------       ---         ------    ------      -----
American Funds Global Bond
2012  .      12.365    12.851        38         12.492    13.009        645
2013  .      12.851    12.254        39         13.009    12.429        603
---------    ------    ------       ---         ------    ------      -----
American Funds Global Discovery(1)
2012  .      11.447    13.503        10         11.599    13.709        200
2013  .      13.503    15.681        10         13.709    15.933        184
---------    ------    ------       ---         ------    ------      -----
American Funds Global Growth and Income
2012  .      10.042    11.554        44         10.156    11.708        730
2013  .      11.554    13.857        39         11.708    14.070        604
---------    ------    ------       ---         ------    ------      -----
American Funds Global Growth
2012  .      12.343    14.807        21         12.507    15.033        609
2013  .      14.807    18.720        30         15.033    19.044        688
---------    ------    ------       ---         ------    ------      -----
American Funds Global Small Capitalization
2012  .      11.764    13.607        23         11.920    13.815        546
2013  .      13.607    17.084        22         13.815    17.379        491
---------    ------    ------       ---         ------    ------      -----
American Funds Growth
2012  .      10.808    12.471       120         10.951    12.661      2,608
2013  .      12.471    15.880       110         12.661    16.154      2,299
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income
2012  .       9.995    11.493        82         10.127    11.668      2,665
2013  .      11.493    15.017        71         11.668    15.276      2,385
---------    ------    ------       ---         ------    ------      -----
American Funds High-Income Bond
2012  .      12.411    13.811        27         12.575    14.022        395
2013  .      13.811    14.410        20         14.022    14.659        338
---------    ------    ------       ---         ------    ------      -----
American Funds International Growth and Income(SM)
2012  .      13.969    15.928         2         14.056    16.059         53
2013  .      15.928    18.565         2         16.059    18.756         38
---------    ------    ------       ---         ------    ------      -----
American Funds International
2012  .      11.494    13.264        25         11.646    13.467      1,039
2013  .      13.264    15.791        23         13.467    16.064        939
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Asset Allocation(SM)
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A         11.192    12.070         95
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Blue Chip Income and Growth
2013  .       N/A        N/A        N/A          9.735    10.850          2
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Growth
2013  .       N/A        N/A        N/A         10.715    11.011         10
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Growth-Income
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Asset Allocation
2012  .      11.748    13.420      3,063        11.786    13.470       264
2013  .      13.420    16.319      2,799        13.470    16.389       233
---------    ------    ------      -----        ------    ------       ---
American Funds Blue Chip Income and Growth
2012  .      10.452    11.703      2,631        10.487    11.747       138
2013  .      11.703    15.303      2,368        11.747    15.368       127
---------    ------    ------      -----        ------    ------       ---
American Funds Bond
2012  .      11.499    11.913      5,196        11.537    11.958       251
2013  .      11.913    11.459      4,097        11.958    11.508       255
---------    ------    ------      -----        ------    ------       ---
American Funds Cash Management
2012  .      10.034     9.821      1,604        10.067     9.858        89
2013  .       9.821     9.612      1,607         9.858     9.654        75
---------    ------    ------      -----        ------    ------       ---
American Funds Global Balanced(SM)
2012  .       9.571    10.562        286         9.574    10.570         6
2013  .      10.562    11.654        357        10.570    11.669         3
---------    ------    ------      -----        ------    ------       ---
American Funds Global Bond
2012  .      12.652    13.210      1,466        12.685    13.250        81
2013  .      13.210    12.652      1,438        13.250    12.697        83
---------    ------    ------      -----        ------    ------       ---
American Funds Global Discovery(1)
2012  .      11.791    13.971        206        11.830    14.024        13
2013  .      13.971    16.252        203        14.024    16.317        12
---------    ------    ------      -----        ------    ------       ---
American Funds Global Growth and Income
2012  .      10.299    11.903      2,005        10.328    11.943        84
2013  .      11.903    14.340      1,447        11.943    14.395        87
---------    ------    ------      -----        ------    ------       ---
American Funds Global Growth
2012  .      12.714    15.320      1,336        12.756    15.378        73
2013  .      15.320    19.456      1,345        15.378    19.540        85
---------    ------    ------      -----        ------    ------       ---
American Funds Global Small Capitalization
2012  .      12.117    14.079        777        12.157    14.132        38
2013  .      14.079    17.756        687        14.132    17.832        38
---------    ------    ------      -----        ------    ------       ---
American Funds Growth
2012  .      11.133    12.903      5,134        11.169    12.952       278
2013  .      12.903    16.504      4,096        12.952    16.575       259
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2012  .      10.295    11.891      5,008        10.329    11.936       241
2013  .      11.891    15.607      3,572        11.936    15.674       210
---------    ------    ------      -----        ------    ------       ---
American Funds High-Income Bond
2012  .      12.783    14.290      1,305        12.825    14.344       136
2013  .      14.290    14.977      1,035        14.344    15.041       113
---------    ------    ------      -----        ------    ------       ---
American Funds International Growth and Income(SM)
2012  .      14.166    16.226        250        14.187    16.259         3
2013  .      16.226    18.998        252        16.259    19.046         4
---------    ------    ------      -----        ------    ------       ---
American Funds International
2012  .      11.839    13.724      2,124        11.878    13.776       100
2013  .      13.724    16.412      1,765        13.776    16.482        95
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Asset Allocation(SM)
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .      10.468    12.104        315        10.978    12.111        19
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Blue Chip Income and Growth
2013  .       9.737    10.867         76        10.086    10.871         7
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth
2013  .       9.593    11.029        114         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth-Income
2013  .      10.002    11.156         23        10.326    11.160         7
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Managed Risk International
2013  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------                     --         ---
American Funds Mortgage Bond(SM)
2012  .   N/A           N/A         N/A         10.261    10.303        10
2013  .   N/A           N/A         N/A         10.303     9.934         6
--------- ------      ------                    ------    ------       ---
American Funds New World
2012  .   15.658      18.057         21         15.866    18.332       405
2013  .   18.057      19.683         22         18.332    20.024       348
--------- ------      ------        ---         ------    ------       ---
American Funds U.S. Government/AAA-Rated Securities
2012  .   12.058      12.026         13         12.217    12.210       808
2013  .   12.026      11.408         13         12.210    11.605       751
--------- ------      ------        ---         ------    ------       ---
LVIP American Balanced Allocation
2012  .   10.258      11.162          3         10.287    11.217       164
2013  .   11.162      12.518          3         11.217    12.604       137
--------- ------      ------        ---         ------    ------       ---
LVIP American Growth Allocation
2012  .   N/A           N/A         N/A         10.225    11.306       129
2013  .   N/A           N/A         N/A         11.306    13.031       147
--------- ------      ------        ---         ------    ------       ---
LVIP American Income Allocation
2012  .   N/A           N/A         N/A         10.395    11.038        85
2013  .   11.332      11.672          3         11.038    11.752        43
--------- ------      ------        ---         ------    ------       ---
LVIP American Preservation
2012  .   N/A           N/A         N/A          9.982     9.972       472
2013  .   N/A           N/A         N/A          9.972     9.639       361
--------- ------      ------        ---         ------    ------       ---
LVIP Managed Risk American Balanced Allocation
2012  .   N/A           N/A         N/A          9.941    10.114        84
2013  .   10.608      11.159         94         10.114    11.199       148
--------- ------      ------        ---         ------    ------       ---
LVIP Managed Risk American Growth Allocation
2012  .   N/A           N/A         N/A          9.621    10.176        80
2013  .   N/A           N/A         N/A         10.176    11.686       302
--------- ------      ------        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Managed Risk International
2013  .       9.869    10.581         54         N/A        N/A        N/A
---------     -----    ------         --         --         ---
American Funds Mortgage Bond(SM)
2012  .      10.277    10.344         67        10.281    10.353         4
2013  .      10.344    10.000         62        10.353    10.013         5
---------    ------    ------         --        ------    ------       ---
American Funds New World
2012  .      16.128    18.683        723        16.181    18.753        41
2013  .      18.683    20.457        665        18.753    20.545        46
---------    ------    ------        ---        ------    ------       ---
American Funds U.S. Government/AAA-Rated Securities
2012  .      12.420    12.443      2,743        12.461    12.490       203
2013  .      12.443    11.857      2,445        12.490    11.908       188
---------    ------    ------      -----        ------    ------       ---
LVIP American Balanced Allocation
2012  .      10.324    11.285      1,273        10.331    11.298        34
2013  .      11.285    12.713      1,316        11.298    12.734        31
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth Allocation
2012  .      10.262    11.374        487        10.269    11.388         3
2013  .      11.374    13.143        531        11.388    13.166         2
---------    ------    ------      -----        ------    ------       ---
LVIP American Income Allocation
2012  .      10.432    11.105        528        10.440    11.118         9
2013  .      11.105    11.853        538        11.118    11.874         3
---------    ------    ------      -----        ------    ------       ---
LVIP American Preservation
2012  .       9.991     9.981         46         N/A        N/A        N/A
2013  .       9.981     9.672        315         9.817     9.678         2
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk American Balanced Allocation
2012  .       9.876    10.134      1,784         N/A        N/A        N/A
2013  .      10.134    11.249      2,740        10.301    11.259        41
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk American Growth Allocation
2012  .       9.923    10.197        554        10.116    10.201        12
2013  .      10.197    11.739      1,650        10.201    11.749       159
---------    ------    ------      -----        ------    ------       ---



** This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy III C Share and American Legacy Series C Share.



(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

L-Share


                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation
2012  .       N/A        N/A        N/A         11.556    13.168        80
2013  .       N/A        N/A        N/A         13.168    15.973       109
---------     --         ---        ---         ------    ------       ---
American Funds Blue Chip Income and Growth
2012  .       N/A        N/A        N/A         10.282    11.484       142
2013  .       2.119     2.127         1*        11.484    14.978       185
---------     -----     -----       ---         ------    ------       ---
American Funds Bond
2012  .       1.372     1.399         1*        11.312    11.690       185
2013  .       1.399     1.340         1*        11.690    11.216       261
---------     -----     -----       ---         ------    ------       ---
American Funds Cash Management
2012  .       N/A        N/A        N/A          9.870     9.636        48
2013  .       N/A        N/A        N/A          9.636     9.408       138
---------     -----     -----       ---         ------    ------       ---
American Funds Global Balanced(SM)
2012  .       N/A        N/A        N/A          9.556    10.520        46
2013  .      11.449    11.517         1*        10.520    11.579        66
---------    ------    ------       ---         ------    ------       ---
American Funds Global Bond
2012  .      12.703    12.851         1*        12.492    13.009       116
2013  .      12.851    12.254         1*        13.009    12.429       183
---------    ------    ------       ---         ------    ------       ---
American Funds Global Discovery(1)
2012  .       N/A        N/A        N/A         11.599    13.709        15
2013  .       N/A        N/A        N/A         13.709    15.933        18
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth and Income
2012  .      10.698    11.554         1*        10.156    11.708        81
2013  .      11.554    13.857         1*        11.708    14.070       152
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2012  .       2.127     2.323         1*        12.507    15.033        53
2013  .       2.323     2.936         2         15.033    19.044       131
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization
2012  .       2.506     2.617         1*        11.920    13.815        48
2013  .       2.617     3.286         1*        13.815    17.379        73
---------    ------    ------       ---         ------    ------       ---
American Funds Growth
2012  .       N/A        N/A        N/A         10.951    12.661       217
2013  .       2.518     2.526         1*        12.661    16.154       358
---------    ------    ------       ---         ------    ------       ---
American Funds Growth-Income
2012  .       1.615     1.720         1*        10.127    11.668       176
2013  .       1.720     2.247         2         11.668    15.276       323
---------    ------    ------       ---         ------    ------       ---
American Funds High-Income Bond
2012  .       N/A        N/A        N/A         12.575    14.022        43
2013  .       2.167     2.171         1*        14.022    14.659        56
---------    ------    ------       ---         ------    ------       ---
American Funds International Growth and Income(SM)
2012  .       N/A        N/A        N/A         14.056    16.060        27
2013  .      18.315    18.565         1*        16.060    18.756        41
---------    ------    ------       ---         ------    ------       ---
American Funds International
2012  .       N/A        N/A        N/A         11.646    13.466        48
2013  .       2.591     2.626         2         13.466    16.064        90
---------    ------    ------       ---         ------    ------       ---
American Funds Managed Risk Asset Allocation(SM)
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .      11.722    12.042        34         10.510    12.070       523
---------    ------    ------       ---         ------    ------       ---
American Funds Managed Risk Blue Chip Income and Growth
2013  .      10.809    10.835         1*         9.886    10.850        47
---------    ------    ------       ---         ------    ------       ---
American Funds Managed Risk Growth
2013  .       N/A        N/A        N/A          9.819    11.011        41
---------    ------    ------       ---         ------    ------       ---
American Funds Managed Risk Growth-Income
2013  .       N/A        N/A        N/A          9.688    11.138        74
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation
2012  .      11.748    13.420        824         N/A       N/A         N/A
2013  .      13.420    16.319      1,346        14.181   16.389          3
---------    ------    ------      -----        ------   ------        ---
American Funds Blue Chip Income and Growth
2012  .      10.452    11.703        769        11.621   11.747          1*
2013  .      11.703    15.303      1,021        11.747   15.369          9
---------    ------    ------      -----        ------   ------        ---
American Funds Bond
2012  .      11.499    11.913        993        11.747   11.958          5
2013  .      11.913    11.459      1,395        11.958   11.508         16
---------    ------    ------      -----        ------   ------        ---
American Funds Cash Management
2012  .      10.034     9.821        108         N/A       N/A         N/A
2013  .       9.821     9.612        358         N/A       N/A         N/A
---------    ------    ------      -----        ------   ------        ---
American Funds Global Balanced(SM)
2012  .       9.571    10.562        430         9.656   10.570          1*
2013  .      10.562    11.654        610        10.570   11.669          2
---------    ------    ------      -----        ------   ------        ---
American Funds Global Bond
2012  .      12.652    13.210        913        12.854   13.250          1*
2013  .      13.210    12.652      1,244        13.250   12.697         22
---------    ------    ------      -----        ------   ------        ---
American Funds Global Discovery(1)
2012  .      11.791    13.971         78        13.385   14.024          1*
2013  .      13.971    16.252        103        14.024   16.317          1*
---------    ------    ------      -----        ------   ------        ---
American Funds Global Growth and Income
2012  .      10.299    11.903        425         N/A       N/A         N/A
2013  .      11.903    14.340        631        12.526   14.395          2
---------    ------    ------      -----        ------   ------        ---
American Funds Global Growth
2012  .      12.714    15.320        285         N/A       N/A         N/A
2013  .      15.320    19.456        517        15.871   19.540          5
---------    ------    ------      -----        ------   ------        ---
American Funds Global Small Capitalization
2012  .      12.117    14.079        307         N/A       N/A         N/A
2013  .      14.079    17.756        438        15.390   17.832          3
---------    ------    ------      -----        ------   ------        ---
American Funds Growth
2012  .      11.133    12.903        863         N/A       N/A         N/A
2013  .      12.903    16.504      1,290        13.714   16.575          8
---------    ------    ------      -----        ------   ------        ---
American Funds Growth-Income
2012  .      10.295    11.891        872         N/A       N/A         N/A
2013  .      11.891    15.607      1,306        12.816   15.674         10
---------    ------    ------      -----        ------   ------        ---
American Funds High-Income Bond
2012  .      12.783    14.290        380         N/A       N/A         N/A
2013  .      14.290    14.977        382        14.657   15.041          2
---------    ------    ------      -----        ------   ------        ---
American Funds International Growth and Income(SM)
2012  .      14.166    16.226        146         N/A       N/A         N/A
2013  .      16.226    18.998        226        17.127   19.046          6
---------    ------    ------      -----        ------   ------        ---
American Funds International
2012  .      11.839    13.724        237         N/A       N/A         N/A
2013  .      13.724    16.412        367        14.168   16.482          2
---------    ------    ------      -----        ------   ------        ---
American Funds Managed Risk Asset Allocation(SM)
2012  .      10.138    10.210         12         N/A       N/A         N/A
2013  .      10.210    12.104      3,018        10.353   12.111         92
---------    ------    ------      -----        ------   ------        ---
American Funds Managed Risk Blue Chip Income and Growth
2013  .       9.801    10.867        160        10.871   10.871          3
---------    ------    ------      -----        ------   ------        ---
American Funds Managed Risk Growth
2013  .       9.593    11.029        265        11.032   11.032          4
---------    ------    ------      -----        ------   ------        ---
American Funds Managed Risk Growth-Income
2013  .       9.878    11.156        231        10.337   11.160          1*
---------    ------    ------      -----        ------   ------        ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Managed Risk International
2013  .       N/A        N/A        N/A          9.808    10.564         34
---------     --         ---        ---          -----    ------         --
American Funds Mortgage Bond(SM)
2012  .      10.277    10.269         1*        10.261    10.303         33
2013  .      10.269     9.882         1*        10.303     9.934         52
---------    ------    ------       ---         ------    ------         --
American Funds New World
2012  .       2.966     3.133         1*        15.866    18.332         51
2013  .       3.133     3.415         1*        18.332    20.024         93
---------    ------    ------       ---         ------    ------         --
American Funds U.S. Government/AAA-Rated Securities
2012  .       N/A        N/A        N/A         12.218    12.210         74
2013  .       N/A        N/A        N/A         12.210    11.606        106
---------    ------    ------       ---         ------    ------        ---
LVIP American Balanced Allocation
2012  .      10.258    11.162        30         10.287    11.217        547
2013  .      11.162    12.518        27         11.217    12.604        580
---------    ------    ------       ---         ------    ------        ---
LVIP American Growth Allocation
2012  .      10.758    11.251         1*        10.225    11.306        441
2013  .      11.251    12.943         1*        11.306    13.031        731
---------    ------    ------       ---         ------    ------        ---
LVIP American Income Allocation
2012  .      10.743    10.984         3         10.395    11.038        130
2013  .      10.984    11.672         3         11.038    11.752        153
---------    ------    ------       ---         ------    ------        ---
LVIP American Preservation
2012  .       N/A        N/A        N/A         10.003     9.972         11
2013  .       9.797     9.613       102          9.972     9.639        443
---------    ------    ------       ---         ------    ------        ---
LVIP Managed Risk American Balanced Allocation
2012  .       N/A        N/A        N/A          9.846    10.114        847
2013  .      10.098    11.159        41         10.114    11.199      1,793
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk American Growth Allocation
2012  .       N/A        N/A        N/A          9.904    10.176      1,624
2013  .      10.160    11.644        15         10.176    11.686      4,443
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Managed Risk International
2013  .       9.869    10.581         128       10.146    10.584         4
---------     -----    ------         ---       ------    ------         -
American Funds Mortgage Bond(SM)
2012  .      10.277    10.344         191        N/A        N/A        N/A
2013  .      10.344    10.000         281        N/A        N/A        N/A
---------    ------    ------         ---       ------    ------       ---
American Funds New World
2012  .      16.128    18.683         257       18.127    18.753         1*
2013  .      18.683    20.457         315       18.753    20.545         6
---------    ------    ------         ---       ------    ------       ---
American Funds U.S. Government/AAA-Rated Securities
2012  .      12.420    12.443         768       12.522    12.490         2
2013  .      12.443    11.857         876       12.490    11.908         3
---------    ------    ------         ---       ------    ------       ---
LVIP American Balanced Allocation
2012  .      10.324    11.285       2,623       10.331    11.298        21
2013  .      11.285    12.713       2,794       11.298    12.734        26
---------    ------    ------       -----       ------    ------       ---
LVIP American Growth Allocation
2012  .      10.262    11.374       2,629       10.458    11.388        15
2013  .      11.374    13.143       3,194       11.388    13.166        39
---------    ------    ------       -----       ------    ------       ---
LVIP American Income Allocation
2012  .      10.432    11.105         744       10.647    11.118         1*
2013  .      11.105    11.853         747       11.118    11.874         2
---------    ------    ------       -----       ------    ------       ---
LVIP American Preservation
2012  .      10.008     9.981         299        9.989     9.982        10
2013  .       9.981     9.672       1,973        9.982     9.678        46
---------    ------    ------       -----       ------    ------       ---
LVIP Managed Risk American Balanced Allocation
2012  .       9.854    10.134       5,986        9.779    10.138        66
2013  .      10.134    11.249      15,675       10.138    11.259       198
---------    ------    ------      ------       ------    ------       ---
LVIP Managed Risk American Growth Allocation
2012  .       9.915    10.197      11,548        9.713    10.201        94
2013  .      10.197    11.739      37,078       10.201    11.749       340
---------    ------    ------      ------       ------    ------       ---



*     The numbers of accumulation units less than 500 were rounded up to one.



**    This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy III View and American Legacy Series L Share.



(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections prior to
                               December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%

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Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
      or 4LATER (Reg. TM) Advantage (Managed Risk) prior to May 20, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

American Legacy (Reg. TM) Series
Lincoln National Variable Annuity Account H (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy (Reg. TM) Series prospectus of Lincoln National Variable Annuity Account H dated May 1, 2014. You may obtain a copy of the American Legacy (Reg. TM) Series prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.



Table of Contents







Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                            Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
Unclaimed Property                              B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account H as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $267,405,771, $273,951,455 and $314,518,074 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658



                             * BOY = beginning of year

                                        ** EOY = end of year




Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in

AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

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maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

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ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

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plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

              LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                MORTALITY &
                                                                                                                EXPENSE
                                                                 CONTRACT                        CONTRACT       GUARANTEE
                                                                 PURCHASES                       REDEMPTIONS    CHARGES
                                                                 DUE FROM                        DUE TO         PAYABLE TO
                                                                 THE LINCOLN                     THE LINCOLN    THE LINCOLN
                                                                 NATIONAL LIFE                   NATIONAL LIFE  NATIONAL LIFE
                                                                 INSURANCE                       INSURANCE      INSURANCE
SUBACCOUNT                                        INVESTMENTS    COMPANY          TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1        $    485,328,330   $        --   $   485,328,330  $    57,553      $  18,753
American Funds Asset Allocation Class 2           3,321,275,033            --     3,321,275,033      494,651        128,990
American Funds Blue Chip Income and
   Growth Class 1                                   126,755,418            --       126,755,418       18,970          4,992
American Funds Blue Chip Income and
   Growth Class 2                                 2,906,164,343            --     2,906,164,343    2,149,085        113,986
American Funds Bond Class 1                         169,968,607            --       169,968,607       88,629          6,824
American Funds Bond Class 2                       2,969,710,565            --     2,969,710,565    1,064,212        121,065
American Funds Cash Management Class 1               45,338,334            --        45,338,334      412,560          1,763
American Funds Cash Management Class 2              377,765,138     1,738,647       379,503,785           --         15,506
American Funds Global Balanced Class 2              149,883,745        32,006       149,915,751           --          6,369
American Funds Global Bond Class 1                   52,247,220            --        52,247,220       88,154          2,190
American Funds Global Bond Class 2                1,255,309,595       749,459     1,256,059,054           --         53,320
American Funds Global Growth Class 1                129,391,631           858       129,392,489           --          5,001
American Funds Global Growth Class 2              1,896,920,333            --     1,896,920,333    1,691,324         76,626
American Funds Global Growth and Income
   Class 1                                           70,296,831        55,447        70,352,278           --          2,780
American Funds Global Growth and Income
   Class 2                                        1,419,670,318            --     1,419,670,318      169,960         57,338
American Funds Global Small Capitalization
   Class 1                                           95,124,852            --        95,124,852        5,432          3,646
American Funds Global Small Capitalization
   Class 2                                          951,892,803            --       951,892,803       91,747         38,335
American Funds Growth Class 1                     1,431,775,697            --     1,431,775,697      610,611         54,328
American Funds Growth Class 2                     5,685,563,006            --     5,685,563,006    3,653,641        234,272
American Funds Growth-Income Class 1              1,555,948,946            --     1,555,948,946      573,653         59,430
American Funds Growth-Income Class 2              5,840,495,502            --     5,840,495,502    4,296,420        229,500
American Funds High-Income Bond Class 1             137,624,660            --       137,624,660        4,394          5,275
American Funds High-Income Bond Class 2           1,008,254,562       776,888     1,009,031,450           --         40,654
American Funds International Class 1                618,289,604        94,166       618,383,770           --         23,522
American Funds International Class 2              1,970,474,655            --     1,970,474,655    1,206,833         81,973
American Funds International Growth and
   Income Class 1                                    17,890,227            --        17,890,227           52            714
American Funds International Growth and
   Income Class 2                                   247,769,677            --       247,769,677       16,957         10,113
American Funds Managed Risk Asset
   Allocation Class P2                              216,023,906     1,990,756       218,014,662           --         10,346
American Funds Managed Risk Blue Chip
   Income and Growth Class P2                        19,544,252        89,423        19,633,675           --            905
American Funds Managed Risk Growth
   Class P2                                          21,638,619       123,986        21,762,605           --            980
American Funds Managed Risk
   Growth-Income Class P2                            16,014,423        53,986        16,068,409           --            751
American Funds Managed Risk International
   Class P2                                          11,091,969        86,953        11,178,922           --            506
American Funds Mortgage Class 2                      47,822,269            --        47,822,269       40,031          2,211
American Funds New World Class 1                     73,813,095           808        73,813,903           --          2,866
American Funds New World Class 2                    917,010,222            --       917,010,222      271,463         37,643
American Funds U.S. Government/AAA-Rated
   Securities Class 1                               136,945,638         1,312       136,946,950           --          5,393
American Funds U.S. Government/AAA-Rated
   Securities Class 2                             1,718,266,532       200,321     1,718,466,853           --         73,779










SUBACCOUNT                                        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1        $   485,252,024
American Funds Asset Allocation Class 2          3,320,651,392
American Funds Blue Chip Income and
   Growth Class 1                                  126,731,456
American Funds Blue Chip Income and
   Growth Class 2                                2,903,901,272
American Funds Bond Class 1                        169,873,154
American Funds Bond Class 2                      2,968,525,288
American Funds Cash Management Class 1              44,924,011
American Funds Cash Management Class 2             379,488,279
American Funds Global Balanced Class 2             149,909,382
American Funds Global Bond Class 1                  52,156,876
American Funds Global Bond Class 2               1,256,005,734
American Funds Global Growth Class 1               129,387,488
American Funds Global Growth Class 2             1,895,152,383
American Funds Global Growth and Income
   Class 1                                          70,349,498
American Funds Global Growth and Income
   Class 2                                       1,419,443,020
American Funds Global Small Capitalization
   Class 1                                          95,115,774
American Funds Global Small Capitalization
   Class 2                                         951,762,721
American Funds Growth Class 1                    1,431,110,758
American Funds Growth Class 2                    5,681,675,093
American Funds Growth-Income Class 1             1,555,315,863
American Funds Growth-Income Class 2             5,835,969,582
American Funds High-Income Bond Class 1            137,614,991
American Funds High-Income Bond Class 2          1,008,990,796
American Funds International Class 1               618,360,248
American Funds International Class 2             1,969,185,849
American Funds International Growth and
   Income Class 1                                   17,889,461
American Funds International Growth and
   Income Class 2                                  247,742,607
American Funds Managed Risk Asset
   Allocation Class P2                             218,004,316
American Funds Managed Risk Blue Chip
   Income and Growth Class P2                       19,632,770
American Funds Managed Risk Growth
   Class P2                                         21,761,625
American Funds Managed Risk
   Growth-Income Class P2                           16,067,658
American Funds Managed Risk International
   Class P2                                         11,178,416
American Funds Mortgage Class 2                     47,780,027
American Funds New World Class 1                    73,811,037
American Funds New World Class 2                   916,701,116
American Funds U.S. Government/AAA-Rated
   Securities Class 1                              136,941,557
American Funds U.S. Government/AAA-Rated
   Securities Class 2                            1,718,393,074





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

DECEMBER 31, 2013



                                                                                                             MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                        CONTRACT       GUARANTEE
                                                              PURCHASES                       REDEMPTIONS    CHARGES
                                                              DUE FROM                        DUE TO         PAYABLE TO
                                                              THE LINCOLN                     THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE                   NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                       INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS    COMPANY          TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Balanced Allocation Standard
   Class                                    $     20,428,637   $        --   $    20,428,637  $   150,007      $     881
LVIP American Balanced Allocation Service
   Class                                         744,160,854            --       744,160,854    1,497,461         34,461
LVIP American Growth Allocation Standard
   Class                                          13,780,514            --        13,780,514           --            624
LVIP American Growth Allocation Service
   Class                                         758,155,712            --       758,155,712    1,671,042         33,907
LVIP American Income Allocation Standard
   Class                                           6,260,149            --         6,260,149           --            258
LVIP American Income Allocation Service
   Class                                         199,875,008     1,496,791       201,371,799           --          9,169
LVIP American Preservation Service Class         156,451,112            --       156,451,112      909,555          7,088
LVIP Managed Risk American Balanced
   Allocation Service Class                    1,323,692,019       823,520     1,324,515,539           --         57,796
LVIP Managed Risk American Growth
   Allocation Service Class                    2,456,641,346     4,381,851     2,461,023,197           --        107,683










SUBACCOUNT                                     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Balanced Allocation Standard
   Class                                    $    20,277,749
LVIP American Balanced Allocation Service
   Class                                        742,628,932
LVIP American Growth Allocation Standard
   Class                                         13,779,890
LVIP American Growth Allocation Service
   Class                                        756,450,763
LVIP American Income Allocation Standard
   Class                                          6,259,891
LVIP American Income Allocation Service
   Class                                        201,362,630
LVIP American Preservation Service Class        155,534,469
LVIP Managed Risk American Balanced
   Allocation Service Class                   1,324,457,743
LVIP Managed Risk American Growth
   Allocation Service Class                   2,460,915,514





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                              DIVIDENDS
                                                                              FROM          MORTALITY AND       NET
                                                                              INVESTMENT    EXPENSE             INVESTMENT
SUBACCOUNT                                                                    INCOME        GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                      $   7,752,759    $   (6,575,389)   $    1,177,370
American Funds Asset Allocation Class 2                                         45,697,363       (44,965,692)          731,671
American Funds Blue Chip Income and Growth Class 1                               2,509,791        (1,669,679)          840,112
American Funds Blue Chip Income and Growth Class 2                              51,465,949       (39,269,417)       12,196,532
American Funds Bond Class 1                                                      3,577,282        (2,712,835)          864,447
American Funds Bond Class 2                                                     54,565,980       (45,892,194)        8,673,786
American Funds Cash Management Class 1                                                  --          (660,554)         (660,554)
American Funds Cash Management Class 2                                                  --        (6,146,585)       (6,146,585)
American Funds Global Balanced Class 2                                           1,999,237        (2,079,850)          (80,613)
American Funds Global Bond Class 1                                                      --          (856,144)         (856,144)
American Funds Global Bond Class 2                                                      --       (19,565,508)      (19,565,508)
American Funds Global Discovery Class 1                                             69,861           (85,669)          (15,808)
American Funds Global Discovery Class 2                                            784,060        (1,295,281)         (511,221)
American Funds Global Growth Class 1                                             1,754,369        (1,621,645)          132,724
American Funds Global Growth Class 2                                            21,691,858       (24,996,044)       (3,304,186)
American Funds Global Growth and Income Class 1                                  2,318,411          (959,123)        1,359,288
American Funds Global Growth and Income Class 2                                 43,315,246       (19,941,248)       23,373,998
American Funds Global Small Capitalization Class 1                                 816,705        (1,278,727)         (462,022)
American Funds Global Small Capitalization Class 2                               7,764,917       (13,212,286)       (5,447,369)
American Funds Growth Class 1                                                   15,518,911       (18,557,917)       (3,039,006)
American Funds Growth Class 2                                                   49,327,931       (81,320,269)      (31,992,338)
American Funds Growth-Income Class 1                                            22,601,447       (20,202,133)        2,399,314
American Funds Growth-Income Class 2                                            72,192,735       (78,815,647)       (6,622,912)
American Funds High-Income Bond Class 1                                          9,392,869        (2,026,316)        7,366,553
American Funds High-Income Bond Class 2                                         66,597,211       (15,174,031)       51,423,180
American Funds International Class 1                                             9,312,632        (8,237,061)        1,075,571
American Funds International Class 2                                            25,154,350       (28,589,086)       (3,434,736)
American Funds International Growth and Income Class 1                             461,087          (236,922)          224,165
American Funds International Growth and Income Class 2                           5,822,621        (3,491,019)        2,331,602
American Funds Managed Risk Asset Allocation Class P2                            1,959,205        (1,526,811)          432,394
American Funds Managed Risk Blue Chip Income and Growth Class P2                   250,520           (84,175)          166,345
American Funds Managed Risk Growth Class P2                                        106,148           (78,966)           27,182
American Funds Managed Risk Growth-Income Class P2                                 136,068           (65,033)           71,035
American Funds Managed Risk International Class P2                                  73,379           (41,148)           32,231
American Funds Mortgage Class 2                                                    223,045          (818,620)         (595,575)
American Funds New World Class 1                                                 1,162,010        (1,054,388)          107,622
American Funds New World Class 2                                                12,105,685       (13,405,072)       (1,299,387)
American Funds U.S. Government/AAA-Rated Securities Class 1                      1,316,204        (2,150,073)         (833,869)
American Funds U.S. Government/AAA-Rated Securities Class 2                     11,884,991       (28,276,042)      (16,391,051)
LVIP American Balanced Allocation Standard Class                                   400,410          (301,441)           98,969
LVIP American Balanced Allocation Service Class                                 12,193,987       (11,999,275)          194,712
LVIP American Growth Allocation Standard Class                                     250,693          (190,348)           60,345
LVIP American Growth Allocation Service Class                                   11,369,527       (11,283,081)           86,446
LVIP American Income Allocation Standard Class                                     129,916           (96,440)           33,476
LVIP American Income Allocation Service Class                                    3,521,438        (3,388,083)          133,355
LVIP American Preservation Service Class                                         1,293,992        (1,464,656)         (170,664)
LVIP Managed Risk American Balanced Allocation Service Class                    18,117,993       (15,535,910)        2,582,083
LVIP Managed Risk American Growth Allocation Service Class                      24,900,733       (25,424,660)         (523,927)


                                                                                               DIVIDENDS
                                                                                               FROM           TOTAL
                                                                             NET REALIZED      NET REALIZED   NET REALIZED
                                                                             GAIN (LOSS)       GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                   ON INVESTMENTS    INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                      $   18,527,254   $          --  $    18,527,254
American Funds Asset Allocation Class 2                                         110,228,378              --      110,228,378
American Funds Blue Chip Income and Growth Class 1                                3,717,192              --        3,717,192
American Funds Blue Chip Income and Growth Class 2                               91,460,914              --       91,460,914
American Funds Bond Class 1                                                       1,365,528       2,095,071        3,460,599
American Funds Bond Class 2                                                       9,068,068      34,881,366       43,949,434
American Funds Cash Management Class 1                                             (154,934)             --         (154,934)
American Funds Cash Management Class 2                                           (2,761,377)             --       (2,761,377)
American Funds Global Balanced Class 2                                            2,767,381       1,083,457        3,850,838
American Funds Global Bond Class 1                                                  316,082         688,594        1,004,676
American Funds Global Bond Class 2                                                2,461,379      15,348,219       17,809,598
American Funds Global Discovery Class 1                                           3,912,712         760,828        4,673,540
American Funds Global Discovery Class 2                                          53,952,265      10,929,796       64,882,061
American Funds Global Growth Class 1                                              6,427,204              --        6,427,204
American Funds Global Growth Class 2                                             75,997,242              --       75,997,242
American Funds Global Growth and Income Class 1                                   1,243,335              --        1,243,335
American Funds Global Growth and Income Class 2                                  31,323,368              --       31,323,368
American Funds Global Small Capitalization Class 1                                4,003,524              --        4,003,524
American Funds Global Small Capitalization Class 2                               24,079,384              --       24,079,384
American Funds Growth Class 1                                                    57,855,491              --       57,855,491
American Funds Growth Class 2                                                   215,831,129              --      215,831,129
American Funds Growth-Income Class 1                                             60,407,318              --       60,407,318
American Funds Growth-Income Class 2                                            191,429,832              --      191,429,832
American Funds High-Income Bond Class 1                                              11,822              --           11,822
American Funds High-Income Bond Class 2                                           4,359,782              --        4,359,782
American Funds International Class 1                                             15,826,255              --       15,826,255
American Funds International Class 2                                             27,670,562              --       27,670,562
American Funds International Growth and Income Class 1                              396,387         278,785          675,172
American Funds International Growth and Income Class 2                            6,101,958       3,866,488        9,968,446
American Funds Managed Risk Asset Allocation Class P2                               702,163              --          702,163
American Funds Managed Risk Blue Chip Income and Growth Class P2                     57,544              --           57,544
American Funds Managed Risk Growth Class P2                                          84,169              --           84,169
American Funds Managed Risk Growth-Income Class P2                                   60,089              --           60,089
American Funds Managed Risk International Class P2                                   23,271              --           23,271
American Funds Mortgage Class 2                                                    (118,177)         79,217          (38,960)
American Funds New World Class 1                                                  3,449,057         333,378        3,782,435
American Funds New World Class 2                                                 28,789,716       4,041,167       32,830,883
American Funds U.S. Government/AAA-Rated Securities Class 1                         748,610       4,066,106        4,814,716
American Funds U.S. Government/AAA-Rated Securities Class 2                      (3,034,913)     49,319,607       46,284,694
LVIP American Balanced Allocation Standard Class                                    435,947          74,590          510,537
LVIP American Balanced Allocation Service Class                                  11,684,340       2,724,624       14,408,964
LVIP American Growth Allocation Standard Class                                      308,541          49,453          357,994
LVIP American Growth Allocation Service Class                                    10,006,141       2,725,219       12,731,360
LVIP American Income Allocation Standard Class                                      118,517          10,599          129,116
LVIP American Income Allocation Service Class                                     3,287,612         330,077        3,617,689
LVIP American Preservation Service Class                                           (181,773)             --         (181,773)
LVIP Managed Risk American Balanced Allocation Service Class                      6,171,831      26,414,980       32,586,811
LVIP Managed Risk American Growth Allocation Service Class                        6,088,001      38,994,379       45,082,380


                                                                              NET CHANGE         NET INCREASE
                                                                              IN UNREALIZED      (DECREASE) IN
                                                                              APPRECIATION OR    NET ASSETS
                                                                              DEPRECIATION       RESULTING
SUBACCOUNT                                                                    ON INVESTMENTS     FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                      $     73,608,720   $     93,313,344
American Funds Asset Allocation Class 2                                           517,245,279        628,205,328
American Funds Blue Chip Income and Growth Class 1                                 26,493,169         31,050,473
American Funds Blue Chip Income and Growth Class 2                                633,597,255        737,254,701
American Funds Bond Class 1                                                       (10,663,884)        (6,338,838)
American Funds Bond Class 2                                                      (166,870,146)      (114,246,926)
American Funds Cash Management Class 1                                                 34,112           (781,376)
American Funds Cash Management Class 2                                                905,754         (8,002,208)
American Funds Global Balanced Class 2                                              9,544,947         13,315,172
American Funds Global Bond Class 1                                                 (2,510,492)        (2,361,960)
American Funds Global Bond Class 2                                                (51,577,800)       (53,333,710)
American Funds Global Discovery Class 1                                            (2,197,128)         2,460,604
American Funds Global Discovery Class 2                                           (28,721,667)        35,649,173
American Funds Global Growth Class 1                                               21,209,348         27,769,276
American Funds Global Growth Class 2                                              330,574,528        403,267,584
American Funds Global Growth and Income Class 1                                    10,068,016         12,670,639
American Funds Global Growth and Income Class 2                                   200,797,675        255,495,041
American Funds Global Small Capitalization Class 1                                 17,911,271         21,452,773
American Funds Global Small Capitalization Class 2                                191,031,490        209,663,505
American Funds Growth Class 1                                                     281,552,054        336,368,539
American Funds Growth Class 2                                                   1,152,371,783      1,336,210,574
American Funds Growth-Income Class 1                                              338,016,921        400,823,553
American Funds Growth-Income Class 2                                            1,318,580,722      1,503,387,642
American Funds High-Income Bond Class 1                                               273,650          7,652,025
American Funds High-Income Bond Class 2                                            (4,332,558)        51,450,404
American Funds International Class 1                                               92,659,184        109,561,010
American Funds International Class 2                                              318,067,723        342,303,549
American Funds International Growth and Income Class 1                              1,725,608          2,624,945
American Funds International Growth and Income Class 2                             25,426,903         37,726,951
American Funds Managed Risk Asset Allocation Class P2                              13,327,112         14,461,669
American Funds Managed Risk Blue Chip Income and Growth Class P2                      963,711          1,187,600
American Funds Managed Risk Growth Class P2                                         1,071,711          1,183,062
American Funds Managed Risk Growth-Income Class P2                                    965,257          1,096,381
American Funds Managed Risk International Class P2                                    459,762            515,264
American Funds Mortgage Class 2                                                    (1,017,062)        (1,651,597)
American Funds New World Class 1                                                    3,123,519          7,013,576
American Funds New World Class 2                                                   52,326,744         83,858,240
American Funds U.S. Government/AAA-Rated Securities Class 1                       (10,573,367)        (6,592,520)
American Funds U.S. Government/AAA-Rated Securities Class 2                      (115,086,559)       (85,192,916)
LVIP American Balanced Allocation Standard Class                                    1,683,206          2,292,712
LVIP American Balanced Allocation Service Class                                    69,116,988         83,720,664
LVIP American Growth Allocation Standard Class                                      1,310,685          1,729,024
LVIP American Growth Allocation Service Class                                      86,824,481         99,642,287
LVIP American Income Allocation Standard Class                                        269,176            431,768
LVIP American Income Allocation Service Class                                       9,002,392         12,753,436
LVIP American Preservation Service Class                                           (1,934,502)        (2,286,939)
LVIP Managed Risk American Balanced Allocation Service Class                       64,639,501         99,808,395
LVIP Managed Risk American Growth Allocation Service Class                        180,354,740        224,913,193



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                             AMERICAN         AMERICAN        AMERICAN
                                                                             FUNDS ASSET      FUNDS ASSET     FUNDS BLUE
                                                                             ALLOCATION       ALLOCATION      CHIP INCOME AND
                                                                             CLASS 1          CLASS 2         GROWTH CLASS 1
                                                                             SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  436,526,423   $ 2,928,006,499    $  94,168,418
Changes From Operations:
   - Net investment income (loss)                                               3,069,934        14,245,904          791,435
   - Net realized gain (loss) on investments                                   14,395,299        50,715,722        1,303,619
   - Net change in unrealized appreciation or depreciation on investments      44,138,964       346,274,402        9,700,845
                                                                           ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  61,604,197       411,236,028       11,795,899
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         2,822,239        59,355,231          704,762
   - Contract withdrawals and transfers to annuity reserves                   (52,101,367)     (333,143,424)     (10,758,139)
   - Contract transfers                                                        (8,295,169)      (55,388,255)       5,424,730
                                                                           ---------------  ----------------  ---------------
                                                                              (57,574,297)     (329,176,448)      (4,628,647)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                      58,352                --           17,442
   - Annuity Payments                                                            (513,108)         (487,505)         (54,208)
   - Receipt (reimbursement) of mortality guarantee adjustment                   (191,409)           16,880            1,665
                                                                           ---------------  ----------------  ---------------
                                                                                 (646,165)         (470,625)         (35,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (58,220,462)     (329,647,073)      (4,663,748)
                                                                           ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         3,383,735        81,588,955        7,132,151
                                                                           ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                               439,910,158     3,009,595,454      101,300,569
Changes From Operations:
   - Net investment income (loss)                                               1,177,370           731,671          840,112
   - Net realized gain (loss) on investments                                   18,527,254       110,228,378        3,717,192
   - Net change in unrealized appreciation or depreciation on investments      73,608,720       517,245,279       26,493,169
                                                                           ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  93,313,344       628,205,328       31,050,473
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,288,632        59,178,405          459,971
   - Contract withdrawals and transfers to annuity reserves                   (47,605,707)     (346,459,425)     (10,217,115)
   - Contract transfers                                                        (3,146,611)      (29,275,069)       4,197,907
                                                                           ---------------  ----------------  ---------------
                                                                              (47,463,686)     (316,556,089)      (5,559,237)
   Annuity Reserves:
   - Annuity Payments                                                            (545,767)         (579,433)         (62,730)
   - Receipt (reimbursement) of mortality guarantee adjustment                     37,975           (13,868)           2,381
                                                                           ---------------  ----------------  ---------------
                                                                                 (507,792)         (593,301)         (60,349)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (47,971,478)     (317,149,390)      (5,619,586)
                                                                           ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        45,341,866       311,055,938       25,430,887
                                                                           ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                            $  485,252,024   $ 3,320,651,392    $ 126,731,456
                                                                           ===============  ================  ===============



                                                                           AMERICAN
                                                                           FUNDS BLUE          AMERICAN          AMERICAN
                                                                           CHIP INCOME AND     FUNDS BOND        FUNDS BOND
                                                                           GROWTH CLASS 2      CLASS 1           CLASS 2
                                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 2,447,875,350   $  203,425,366   $ 3,124,159,261
Changes From Operations:
   - Net investment income (loss)                                               13,692,449        2,546,344        32,332,458
   - Net realized gain (loss) on investments                                    15,247,755        1,767,107        18,907,919
   - Net change in unrealized appreciation or depreciation on investments      265,554,693        3,796,872        69,080,048
                                                                           ----------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  294,494,897        8,110,323       120,320,425
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         61,378,455        1,263,759        86,998,941
   - Contract withdrawals and transfers to annuity reserves                   (239,827,447)     (23,750,191)     (308,256,243)
   - Contract transfers                                                        (31,960,851)      14,262,872       209,035,917
                                                                           ----------------  ---------------  ----------------
                                                                              (210,409,843)      (8,223,560)      (12,221,385)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       32,112               --            55,207
   - Annuity Payments                                                             (213,430)        (174,820)         (261,975)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (42,223)          18,429            16,950
                                                                           ----------------  ---------------  ----------------
                                                                                  (223,541)        (156,391)         (189,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (210,633,384)      (8,379,951)      (12,411,203)
                                                                           ----------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         83,861,513         (269,628)      107,909,222
                                                                           ----------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                              2,531,736,863      203,155,738     3,232,068,483
Changes From Operations:
   - Net investment income (loss)                                               12,196,532          864,447         8,673,786
   - Net realized gain (loss) on investments                                    91,460,914        3,460,599        43,949,434
   - Net change in unrealized appreciation or depreciation on investments      633,597,255      (10,663,884)     (166,870,146)
                                                                           ----------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  737,254,701       (6,338,838)     (114,246,926)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         47,904,064          804,069        50,983,337
   - Contract withdrawals and transfers to annuity reserves                   (277,123,241)     (19,941,523)     (317,994,651)
   - Contract transfers                                                       (135,556,012)      (7,661,396)      117,907,677
                                                                           ----------------  ---------------  ----------------
                                                                              (364,775,189)     (26,798,850)     (149,103,637)
   Annuity Reserves:
   - Annuity Payments                                                             (302,091)        (131,462)         (186,662)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (13,012)         (13,434)           (5,970)
                                                                           ----------------  ---------------  ----------------
                                                                                  (315,103)        (144,896)         (192,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (365,090,292)     (26,943,746)     (149,296,269)
                                                                           ----------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        372,164,409      (33,282,584)     (263,543,195)
                                                                           ----------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,903,901,272   $  169,873,154   $ 2,968,525,288
                                                                           ================  ===============  ================


                                                                                                             AMERICAN
                                                                            AMERICAN        AMERICAN         FUNDS
                                                                            FUNDS CASH      FUNDS CASH       GLOBAL
                                                                            MANAGEMENT      MANAGEMENT       BALANCED
                                                                            CLASS 1         CLASS 2          CLASS 2
                                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  58,725,181   $  506,869,936   $  68,350,590
Changes From Operations:
   - Net investment income (loss)                                               (758,989)      (6,937,051)        180,441
   - Net realized gain (loss) on investments                                    (158,982)      (2,328,128)        742,170
   - Net change in unrealized appreciation or depreciation on investments         67,394          319,745       8,179,818
                                                                           --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   (850,577)      (8,945,434)      9,102,429
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          858,615       19,805,520      16,785,282
   - Contract withdrawals and transfers to annuity reserves                  (24,894,968)    (268,517,999)     (5,613,755)
   - Contract transfers                                                       18,785,318      194,009,209      26,096,665
                                                                           --------------  ---------------  --------------
                                                                              (5,251,035)     (54,703,270)     37,268,192
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                         --               --          (1,036)
   - Annuity Payments                                                            (37,795)        (238,326)          4,933
   - Receipt (reimbursement) of mortality guarantee adjustment                      (176)         (52,838)            (40)
                                                                           --------------  ---------------  --------------
                                                                                 (37,971)        (291,164)          3,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (5,289,006)     (54,994,434)     37,272,049
                                                                           --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (6,139,583)     (63,939,868)     46,374,478
                                                                           --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               52,585,598      442,930,068     114,725,068
Changes From Operations:
   - Net investment income (loss)                                               (660,554)      (6,146,585)        (80,613)
   - Net realized gain (loss) on investments                                    (154,934)      (2,761,377)      3,850,838
   - Net change in unrealized appreciation or depreciation on investments         34,112          905,754       9,544,947
                                                                           --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   (781,376)      (8,002,208)     13,315,172
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        2,250,658       23,585,048      11,958,462
   - Contract withdrawals and transfers to annuity reserves                  (19,017,893)    (323,166,720)     (8,546,094)
   - Contract transfers                                                        9,921,256      244,171,801      18,461,262
                                                                           --------------  ---------------  --------------
                                                                              (6,845,979)     (55,409,871)     21,873,630
   Annuity Reserves:
   - Annuity Payments                                                            (34,241)         (26,831)         (4,528)
   - Receipt (reimbursement) of mortality guarantee adjustment                         9           (2,879)             40
                                                                           --------------  ---------------  --------------
                                                                                 (34,232)         (29,710)         (4,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (6,880,211)     (55,439,581)     21,869,142
                                                                           --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (7,661,587)     (63,441,789)     35,184,314
                                                                           --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $  44,924,011   $  379,488,279   $ 149,909,382
                                                                           ==============  ===============  ==============



                                                                           AMERICAN         AMERICAN          AMERICAN
                                                                           FUNDS            FUNDS             FUNDS GLOBAL
                                                                           GLOBAL BOND      GLOBAL BOND       DISCOVERY
                                                                           CLASS 1          CLASS 2           CLASS 1
                                                                           SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 61,238,268   $  1,214,990,647   $  12,208,297
Changes From Operations:
   - Net investment income (loss)                                               525,718          7,314,513         (87,939)
   - Net realized gain (loss) on investments                                  1,178,677         21,467,924         440,380
   - Net change in unrealized appreciation or depreciation on investments     1,223,837         26,926,230       1,942,929
                                                                           -------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 2,928,232         55,708,667       2,295,370
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         321,788         51,104,063          59,285
   - Contract withdrawals and transfers to annuity reserves                  (6,420,437)       (99,679,483)     (1,383,124)
   - Contract transfers                                                       3,885,158         68,790,924       1,471,059
                                                                           -------------  -----------------  --------------
                                                                             (2,213,491)        20,215,504         147,220
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                        --             22,346          10,465
   - Annuity Payments                                                           (34,464)           (59,637)         (6,771)
   - Receipt (reimbursement) of mortality guarantee adjustment                      174               (924)            (34)
                                                                           -------------  -----------------  --------------
                                                                                (34,290)           (38,215)          3,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (2,247,781)        20,177,289         150,880
                                                                           -------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         680,451         75,885,956       2,446,250
                                                                           -------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              61,918,719      1,290,876,603      14,654,547
Changes From Operations:
   - Net investment income (loss)                                              (856,144)       (19,565,508)        (15,808)
   - Net realized gain (loss) on investments                                  1,004,676         17,809,598       4,673,540
   - Net change in unrealized appreciation or depreciation on investments    (2,510,492)       (51,577,800)     (2,197,128)
                                                                           -------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                (2,361,960)       (53,333,710)      2,460,604
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         209,695         28,184,886           9,812
   - Contract withdrawals and transfers to annuity reserves                  (5,810,808)      (104,362,185)       (540,873)
   - Contract transfers                                                      (1,770,509)        94,713,598     (16,582,277)
                                                                           -------------  -----------------  --------------
                                                                             (7,371,622)        18,536,299     (17,113,338)
   Annuity Reserves:
   - Annuity Payments                                                           (28,010)           (67,031)         (1,813)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (251)            (6,427)             --
                                                                           -------------  -----------------  --------------
                                                                                (28,261)           (73,458)         (1,813)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (7,399,883)        18,462,841     (17,115,151)
                                                                           -------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (9,761,843)       (34,870,869)    (14,654,547)
                                                                           -------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 52,156,876   $  1,256,005,734   $          --
                                                                           =============  =================  ==============


                                                                             AMERICAN
                                                                             FUNDS
                                                                             GLOBAL
                                                                             DISCOVERY
                                                                             CLASS 2
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  191,619,893
Changes From Operations:
   - Net investment income (loss)                                              (1,952,705)
   - Net realized gain (loss) on investments                                    4,127,532
   - Net change in unrealized appreciation or depreciation on investments      33,138,549
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  35,313,376
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         9,630,508
   - Contract withdrawals and transfers to annuity reserves                   (16,583,113)
   - Contract transfers                                                        (2,501,468)
                                                                           ---------------
                                                                               (9,454,073)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                          --
   - Annuity Payments                                                             (30,785)
   - Receipt (reimbursement) of mortality guarantee adjustment                         (5)
                                                                           ---------------
                                                                                  (30,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (9,484,863)
                                                                           ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        25,828,513
                                                                           ---------------
NET ASSETS AT DECEMBER 31, 2012                                               217,448,406
Changes From Operations:
   - Net investment income (loss)                                                (511,221)
   - Net realized gain (loss) on investments                                   64,882,061
   - Net change in unrealized appreciation or depreciation on investments     (28,721,667)
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  35,649,173
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,422,037
   - Contract withdrawals and transfers to annuity reserves                    (7,868,837)
   - Contract transfers                                                      (248,646,923)
                                                                           ---------------
                                                                             (253,093,723)
   Annuity Reserves:
   - Annuity Payments                                                              (3,856)
   - Receipt (reimbursement) of mortality guarantee adjustment                         --
                                                                           ---------------
                                                                                   (3,856)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (253,097,579)
                                                                           ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (217,448,406)
                                                                           ---------------
NET ASSETS AT DECEMBER 31, 2013                                            $           --
                                                                           ===============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            AMERICAN          AMERICAN       AMERICAN
                                                                            FUNDS             FUNDS          FUNDS GLOBAL
                                                                            GLOBAL            GLOBAL         GROWTH AND
                                                                            GROWTH            GROWTH         INCOME
                                                                            CLASS 1           CLASS 2        CLASS 1
                                                                            SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  95,331,833   $ 1,399,094,811   $ 62,176,980
Changes From Operations:
   - Net investment income (loss)                                               (295,843)       (8,923,022)       775,240
   - Net realized gain (loss) on investments                                   3,958,906        32,475,556        (15,599)
   - Net change in unrealized appreciation or depreciation on investments     15,288,470       252,157,565      8,722,840
                                                                           --------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 18,951,533       275,710,099      9,482,481
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          396,843        28,056,813        383,763
   - Contract withdrawals and transfers to annuity reserves                   (9,813,748)     (130,404,323)    (7,021,444)
   - Contract transfers                                                       (4,125,828)      (96,495,706)    (2,694,931)
                                                                           --------------  ----------------  -------------
                                                                             (13,542,733)     (198,843,216)    (9,332,612)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                         --                --             --
   - Annuity Payments                                                           (117,401)         (213,511)       (20,092)
   - Receipt (reimbursement) of mortality guarantee adjustment                       176           (51,412)           515
                                                                           --------------  ----------------  -------------
                                                                                (117,225)         (264,923)       (19,577)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (13,659,958)     (199,108,139)    (9,352,189)
                                                                           --------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,291,575        76,601,960        130,292
                                                                           --------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              100,623,408     1,475,696,771     62,307,272
Changes From Operations:
   - Net investment income (loss)                                                132,724        (3,304,186)     1,359,288
   - Net realized gain (loss) on investments                                   6,427,204        75,997,242      1,243,335
   - Net change in unrealized appreciation or depreciation on investments     21,209,348       330,574,528     10,068,016
                                                                           --------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 27,769,276       403,267,584     12,670,639
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          625,215        27,693,715        335,891
   - Contract withdrawals and transfers to annuity reserves                  (10,784,992)     (158,653,412)    (5,525,246)
   - Contract transfers                                                       11,292,442       147,389,525        583,217
                                                                           --------------  ----------------  -------------
                                                                               1,132,665        16,429,828     (4,606,138)
   Annuity Reserves:
   - Annuity Payments                                                           (130,033)         (245,858)       (22,200)
   - Receipt (reimbursement) of mortality guarantee adjustment                    (7,828)            4,058            (75)
                                                                           --------------  ----------------  -------------
                                                                                (137,861)         (241,800)       (22,275)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             994,804        16,188,028     (4,628,413)
                                                                           --------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       28,764,080       419,455,612      8,042,226
                                                                           --------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 129,387,488   $ 1,895,152,383   $ 70,349,498
                                                                           ==============  ================  =============


                                                                             AMERICAN        AMERICAN        AMERICAN
                                                                             FUNDS GLOBAL    FUNDS           FUNDS
                                                                             GROWTH AND      GLOBAL SMALL    GLOBAL SMALL
                                                                             INCOME          CAPITALIZATION  CAPITALIZATION
                                                                             CLASS 2         CLASS 1         CLASS 2
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,264,546,339   $  82,784,288   $ 788,704,578
Changes From Operations:
   - Net investment income (loss)                                               12,660,482         146,246      (1,110,073)
   - Net realized gain (loss) on investments                                      (810,486)        786,790      (2,903,591)
   - Net change in unrealized appreciation or depreciation on investments      177,671,119      11,983,250     130,218,706
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  189,521,115      12,916,286     126,205,042
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         31,440,830         398,485      24,314,151
   - Contract withdrawals and transfers to annuity reserves                   (104,522,633)     (8,540,819)    (72,633,728)
   - Contract transfers                                                        (84,061,904)     (4,352,562)    (29,531,182)
                                                                           ----------------  --------------  --------------
                                                                              (157,143,707)    (12,494,896)    (77,850,759)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --           3,488          21,410
   - Annuity Payments                                                             (110,033)        (84,181)       (135,579)
   - Receipt (reimbursement) of mortality guarantee adjustment                      (2,577)          2,580           3,002
                                                                           ----------------  --------------  --------------
                                                                                  (112,610)        (78,113)       (111,167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (157,256,317)    (12,573,009)    (77,961,926)
                                                                           ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         32,264,798         343,277      48,243,116
                                                                           ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              1,296,811,137      83,127,565     836,947,694
Changes From Operations:
   - Net investment income (loss)                                               23,373,998        (462,022)     (5,447,369)
   - Net realized gain (loss) on investments                                    31,323,368       4,003,524      24,079,384
   - Net change in unrealized appreciation or depreciation on investments      200,797,675      17,911,271     191,031,490
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  255,495,041      21,452,773     209,663,505
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         27,679,248         553,774      19,137,847
   - Contract withdrawals and transfers to annuity reserves                   (121,443,083)     (7,798,385)    (83,351,802)
   - Contract transfers                                                        (38,968,433)     (2,138,882)    (30,522,526)
                                                                           ----------------  --------------  --------------
                                                                              (132,732,268)     (9,383,493)    (94,736,481)
   Annuity Reserves:
   - Annuity Payments                                                             (116,488)        (86,716)       (132,182)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (14,402)          5,645          20,185
                                                                           ----------------  --------------  --------------
                                                                                  (130,890)        (81,071)       (111,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (132,863,158)     (9,464,564)    (94,848,478)
                                                                           ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        122,631,883      11,988,209     114,815,027
                                                                           ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,419,443,020   $  95,115,774   $ 951,762,721
                                                                           ================  ==============  ==============



                                                                             AMERICAN           AMERICAN        AMERICAN
                                                                             FUNDS              FUNDS           FUNDS
                                                                             GROWTH             GROWTH          GROWTH-INCOME
                                                                             CLASS 1            CLASS 2         CLASS 1
                                                                             SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,252,010,276   $ 4,985,307,697   $ 1,332,925,252
Changes From Operations:
   - Net investment income (loss)                                               (4,702,626)      (38,068,549)        5,488,477
   - Net realized gain (loss) on investments                                    42,882,053        69,775,815        32,749,408
   - Net change in unrealized appreciation or depreciation on investments      158,927,486       744,269,943       166,337,594
                                                                           ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  197,106,913       775,977,209       204,575,479
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          6,899,897        95,292,384         7,991,250
   - Contract withdrawals and transfers to annuity reserves                   (146,282,658)     (496,491,028)     (153,988,820)
   - Contract transfers                                                        (57,729,054)     (244,827,038)      (49,291,879)
                                                                           ----------------  ----------------  ----------------
                                                                              (197,111,815)     (646,025,682)     (195,289,449)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       10,465            35,128            61,662
   - Annuity Payments                                                             (975,608)         (458,600)       (1,105,670)
   - Receipt (reimbursement) of mortality guarantee adjustment                    (345,020)           14,151          (406,522)
                                                                           ----------------  ----------------  ----------------
                                                                                (1,310,163)         (409,321)       (1,450,530)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (198,421,978)     (646,435,003)     (196,739,979)
                                                                           ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (1,315,065)      129,542,206         7,835,500
                                                                           ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                              1,250,695,211     5,114,849,903     1,340,760,752
Changes From Operations:
   - Net investment income (loss)                                               (3,039,006)      (31,992,338)        2,399,314
   - Net realized gain (loss) on investments                                    57,855,491       215,831,129        60,407,318
   - Net change in unrealized appreciation or depreciation on investments      281,552,054     1,152,371,783       338,016,921
                                                                           ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  336,368,539     1,336,210,574       400,823,553
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          8,237,268        82,205,079        11,296,763
   - Contract withdrawals and transfers to annuity reserves                   (130,347,917)     (553,724,163)     (158,976,912)
   - Contract transfers                                                        (32,846,748)     (297,243,405)      (37,347,149)
                                                                           ----------------  ----------------  ----------------
                                                                              (154,957,397)     (768,762,489)     (185,027,298)
   Annuity Reserves:
   - Annuity Payments                                                           (1,092,922)         (551,686)       (1,244,072)
   - Receipt (reimbursement) of mortality guarantee adjustment                      97,327           (71,209)            2,928
                                                                           ----------------  ----------------  ----------------
                                                                                  (995,595)         (622,895)       (1,241,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (155,952,992)     (769,385,384)     (186,268,442)
                                                                           ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        180,415,547       566,825,190       214,555,111
                                                                           ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,431,110,758   $ 5,681,675,093   $ 1,555,315,863
                                                                           ================  ================  ================



                                                                            AMERICAN           AMERICAN         AMERICAN
                                                                            FUNDS              FUNDS            FUNDS
                                                                            GROWTH-INCOME      HIGH-INCOME      HIGH-INCOME
                                                                            CLASS 2            BOND CLASS 1     BOND CLASS 2
                                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  5,021,092,569   $ 149,166,319   $ 1,013,611,183
Changes From Operations:
   - Net investment income (loss)                                                 6,974,446       8,746,451        59,871,308
   - Net realized gain (loss) on investments                                     29,920,291        (390,665)        2,029,383
   - Net change in unrealized appreciation or depreciation on investments       723,433,657       9,427,379        58,151,162
                                                                           -----------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   760,328,394      17,783,165       120,051,853
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          93,320,224         753,274        23,590,257
   - Contract withdrawals and transfers to annuity reserves                    (525,915,654)    (18,990,346)     (112,462,274)
   - Contract transfers                                                        (213,283,445)      4,642,557        33,089,355
                                                                           -----------------  --------------  ----------------
                                                                               (645,878,875)    (13,594,515)      (55,782,662)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                            --              --                --
   - Annuity Payments                                                              (818,565)       (176,205)         (215,273)
   - Receipt (reimbursement) of mortality guarantee adjustment                       37,776           6,931             2,670
                                                                           -----------------  --------------  ----------------
                                                                                   (780,789)       (169,274)         (212,603)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (646,659,664)    (13,763,789)      (55,995,265)
                                                                           -----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         113,668,730       4,019,376        64,056,588
                                                                           -----------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                               5,134,761,299     153,185,695     1,077,667,771
Changes From Operations:
   - Net investment income (loss)                                                (6,622,912)      7,366,553        51,423,180
   - Net realized gain (loss) on investments                                    191,429,832          11,822         4,359,782
   - Net change in unrealized appreciation or depreciation on investments     1,318,580,722         273,650        (4,332,558)
                                                                           -----------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 1,503,387,642       7,652,025        51,450,404
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          76,841,526         872,515        15,536,744
   - Contract withdrawals and transfers to annuity reserves                    (605,081,830)    (17,442,990)     (124,776,627)
   - Contract transfers                                                        (273,036,959)     (6,489,583)      (10,658,988)
                                                                           -----------------  --------------  ----------------
                                                                               (801,277,263)    (23,060,058)     (119,898,871)
   Annuity Reserves:
   - Annuity Payments                                                              (897,158)       (161,352)         (221,942)
   - Receipt (reimbursement) of mortality guarantee adjustment                       (4,938)         (1,319)           (6,566)
                                                                           -----------------  --------------  ----------------
                                                                                   (902,096)       (162,671)         (228,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (802,179,359)    (23,222,729)     (120,127,379)
                                                                           -----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         701,208,283     (15,570,704)      (68,676,975)
                                                                           -----------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                            $  5,835,969,582   $ 137,614,991   $ 1,008,990,796
                                                                           =================  ==============  ================



                                                                            AMERICAN
                                                                            FUNDS
                                                                            INTERNATIONAL
                                                                            CLASS 1
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 586,376,453
Changes From Operations:
   - Net investment income (loss)                                              1,626,121
   - Net realized gain (loss) on investments                                   5,662,627
   - Net change in unrealized appreciation or depreciation on investments     82,717,128
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 90,005,876
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        3,148,374
   - Contract withdrawals and transfers to annuity reserves                  (62,160,699)
   - Contract transfers                                                      (31,111,697)
                                                                           --------------
                                                                             (90,124,022)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                      6,977
   - Annuity Payments                                                           (502,258)
   - Receipt (reimbursement) of mortality guarantee adjustment                  (337,278)
                                                                           --------------
                                                                                (832,559)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (90,956,581)
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (950,705)
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2012                                              585,425,748
Changes From Operations:
   - Net investment income (loss)                                              1,075,571
   - Net realized gain (loss) on investments                                  15,826,255
   - Net change in unrealized appreciation or depreciation on investments     92,659,184
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                109,561,010
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        4,590,018
   - Contract withdrawals and transfers to annuity reserves                  (58,199,195)
   - Contract transfers                                                      (22,533,867)
                                                                           --------------
                                                                             (76,143,044)
   Annuity Reserves:
   - Annuity Payments                                                           (545,111)
   - Receipt (reimbursement) of mortality guarantee adjustment                    61,645
                                                                           --------------
                                                                                (483,466)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (76,626,510)
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       32,934,500
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 618,360,248
                                                                           ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                               AMERICAN        AMERICAN
                                                                                               FUNDS           FUNDS
                                                                             AMERICAN          INTERNATIONAL   INTERNATIONAL
                                                                             FUNDS             GROWTH AND      GROWTH AND
                                                                             INTERNATIONAL     INCOME          INCOME
                                                                             CLASS 2           CLASS 1         CLASS 2
                                                                             SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,782,903,832   $  14,148,397   $ 190,734,350
Changes From Operations:
   - Net investment income (loss)                                                (1,441,645)        137,674       1,408,141
   - Net realized gain (loss) on investments                                    (13,636,844)         71,219       1,315,581
   -Net change in unrealized appreciation or depreciation on investments        292,453,569       1,837,376      25,676,807
                                                                            ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   277,375,080       2,046,269      28,400,529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          31,610,648         136,255      13,818,834
   - Contract withdrawals and transfers to annuity reserves                    (162,669,952)     (1,637,742)    (11,949,506)
   - Contract transfers                                                         (77,831,561)        179,001      (4,430,005)
                                                                            ----------------  --------------  --------------
                                                                               (208,890,865)     (1,322,486)     (2,560,677)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                        27,848              --              --
   - Annuity Payments                                                              (151,315)         (9,049)        (10,362)
   - Receipt (reimbursement) of mortality guarantee adjustment                        7,125             116            (110)
                                                                            ----------------  --------------  --------------
                                                                                   (116,342)         (8,933)        (10,472)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (209,007,207)     (1,331,419)     (2,571,149)
                                                                            ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          68,367,873         714,850      25,829,380
                                                                            ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               1,851,271,705      14,863,247     216,563,730
Changes From Operations:
   - Net investment income (loss)                                                (3,434,736)        224,165       2,331,602
   - Net realized gain (loss) on investments                                     27,670,562         675,172       9,968,446
   - Net change in unrealized appreciation or depreciation on investments       318,067,723       1,725,608      25,426,903
                                                                            ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   342,303,549       2,624,945      37,726,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          28,576,842         112,010      10,334,227
   - Contract withdrawals and transfers to annuity reserves                    (178,855,489)       (986,168)    (14,723,078)
   - Contract transfers                                                         (73,940,644)      1,282,666      (2,142,420)
                                                                            ----------------  --------------  --------------
                                                                               (224,219,291)        408,508      (6,531,271)
   Annuity Reserves:
   - Annuity Payments                                                              (171,345)         (7,468)        (15,588)
   - Receipt (reimbursement) of mortality guarantee adjustment                        1,231             229          (1,215)
                                                                            ----------------  --------------  --------------
                                                                                   (170,114)         (7,239)        (16,803)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (224,389,405)        401,269      (6,548,074)
                                                                            ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         117,914,144       3,026,214      31,178,877
                                                                            ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 1,969,185,849   $  17,889,461   $ 247,742,607
                                                                            ================  ==============  ==============


                                                                                              AMERICAN
                                                                                              FUNDS
                                                                              AMERICAN        MANAGED         AMERICAN
                                                                              FUNDS           RISK            FUNDS
                                                                              MANAGED         BLUE CHIP       MANAGED
                                                                              RISK ASSET      INCOME AND      RISK
                                                                              ALLOCATION      GROWTH          GROWTH
                                                                              CLASS P2        CLASS P2        CLASS P2
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $           --   $         --   $          --
Changes From Operations:
   - Net investment income (loss)                                                   26,082             --              --
   - Net realized gain (loss) on investments                                           (94)            --              --
   -Net change in unrealized appreciation or depreciation on investments           (16,057)            --              --
                                                                            ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        9,931             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          3,104,149             --              --
   - Contract withdrawals and transfers to annuity reserves                         (2,298)            --              --
   - Contract transfers                                                          2,562,089             --              --
                                                                            ---------------  -------------  --------------
                                                                                 5,663,940             --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --             --              --
   - Annuity Payments                                                                   --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --             --              --
                                                                            ---------------  -------------  --------------
                                                                                        --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             5,663,940             --              --
                                                                            ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,673,871             --              --
                                                                            ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  5,673,871             --              --
Changes From Operations:
   - Net investment income (loss)                                                  432,394        166,345          27,182
   - Net realized gain (loss) on investments                                       702,163         57,544          84,169
   - Net change in unrealized appreciation or depreciation on investments       13,327,112        963,711       1,071,711
                                                                            ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   14,461,669      1,187,600       1,183,062
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        121,327,929      8,692,956      12,283,810
   - Contract withdrawals and transfers to annuity reserves                     (5,135,116)      (160,613)       (136,252)
   - Contract transfers                                                         81,675,963      9,912,827       8,431,005
                                                                            ---------------  -------------  --------------
                                                                               197,868,776     18,445,170      20,578,563
   Annuity Reserves:
   - Annuity Payments                                                                   --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --             --              --
                                                                            ---------------  -------------  --------------
                                                                                        --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           197,868,776     18,445,170      20,578,563
                                                                            ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        212,330,445     19,632,770      21,761,625
                                                                            ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  218,004,316   $ 19,632,770   $  21,761,625
                                                                            ===============  =============  ==============




                                                                            AMERICAN          AMERICAN
                                                                            FUNDS             FUNDS
                                                                            MANAGED           MANAGED         AMERICAN
                                                                            RISK              RISK            FUNDS
                                                                            GROWTH-INCOME     INTERNATIONAL   MORTGAGE
                                                                            CLASS P2          CLASS P2        CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $          --   $          --   $  20,869,098
Changes From Operations:
   - Net investment income (loss)                                                       --              --        (417,429)
   - Net realized gain (loss) on investments                                            --              --         536,960
   -Net change in unrealized appreciation or depreciation on investments                --              --           8,152
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                           --              --         127,683
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --              --       7,517,084
   - Contract withdrawals and transfers to annuity reserves                             --              --      (3,503,877)
   - Contract transfers                                                                 --              --      22,896,594
                                                                            ---------------  --------------  --------------
                                                                                        --              --      26,909,801
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --              --              --
   - Annuity Payments                                                                   --              --           6,444
   - Receipt (reimbursement) of mortality guarantee adjustment                          --              --             (10)
                                                                            ---------------  --------------  --------------
                                                                                        --              --           6,434
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    --              --      26,916,235
                                                                            ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --              --      27,043,918
                                                                            ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                         --              --      47,913,016
Changes From Operations:
   - Net investment income (loss)                                                   71,035          32,231        (595,575)
   - Net realized gain (loss) on investments                                        60,089          23,271         (38,960)
   - Net change in unrealized appreciation or depreciation on investments          965,257         459,762      (1,017,062)
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    1,096,381         515,264      (1,651,597)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          8,849,196       6,635,030       2,882,072
   - Contract withdrawals and transfers to annuity reserves                       (144,577)       (127,080)     (4,161,920)
   - Contract transfers                                                          6,266,658       4,155,202       2,799,437
                                                                            ---------------  --------------  --------------
                                                                                14,971,277      10,663,152       1,519,589
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            (982)
   - Receipt (reimbursement) of mortality guarantee adjustment                          --              --               1
                                                                            ---------------  --------------  --------------
                                                                                        --              --            (981)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            14,971,277      10,663,152       1,518,608
                                                                            ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         16,067,658      11,178,416        (132,989)
                                                                            ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  16,067,658   $  11,178,416   $  47,780,027
                                                                            ===============  ==============  ==============




                                                                                                              AMERICAN
                                                                                                              FUNDS U.S.
                                                                             AMERICAN         AMERICAN        GOVERNMENT/
                                                                             FUNDS            FUNDS           AAA-RATED
                                                                             NEW WORLD        NEW WORLD       SECURITIES
                                                                             CLASS 1          CLASS 2         CLASS 1
                                                                             SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  79,263,718   $  873,050,266   $  183,749,408
Changes From Operations:
   - Net investment income (loss)                                                (169,411)      (4,540,224)        (362,697)
   - Net realized gain (loss) on investments                                    2,596,425       19,752,864        7,072,746
   -Net change in unrealized appreciation or depreciation on investments        9,623,873      119,141,997       (5,337,811)
                                                                            --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  12,050,887      134,354,637        1,372,238
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           228,114       25,975,001        1,032,070
   - Contract withdrawals and transfers to annuity reserves                    (8,752,557)     (73,116,543)     (20,735,087)
   - Contract transfers                                                        (4,186,835)     (53,391,366)       3,678,578
                                                                            --------------  ---------------  ---------------
                                                                              (12,711,278)    (100,532,908)     (16,024,439)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       3,488               --               --
   - Annuity Payments                                                             (48,313)        (106,573)        (137,997)
   - Receipt (reimbursement) of mortality guarantee adjustment                      2,258            8,450          (14,811)
                                                                            --------------  ---------------  ---------------
                                                                                  (42,567)         (98,123)        (152,808)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (12,753,845)    (100,631,031)     (16,177,247)
                                                                            --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (702,958)      33,723,606      (14,805,009)
                                                                            --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                78,560,760      906,773,872      168,944,399
Changes From Operations:
   - Net investment income (loss)                                                 107,622       (1,299,387)        (833,869)
   - Net realized gain (loss) on investments                                    3,782,435       32,830,883        4,814,716
   - Net change in unrealized appreciation or depreciation on investments       3,123,519       52,326,744      (10,573,367)
                                                                            --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   7,013,576       83,858,240       (6,592,520)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           341,063       18,559,110        1,933,495
   - Contract withdrawals and transfers to annuity reserves                    (6,793,001)     (83,710,201)     (17,899,871)
   - Contract transfers                                                        (5,269,538)      (8,697,034)      (9,307,416)
                                                                            --------------  ---------------  ---------------
                                                                              (11,721,476)     (73,848,125)     (25,273,792)
   Annuity Reserves:
   - Annuity Payments                                                             (45,727)         (95,689)        (103,941)
   - Receipt (reimbursement) of mortality guarantee adjustment                      3,904           12,818          (32,589)
                                                                            --------------  ---------------  ---------------
                                                                                  (41,823)         (82,871)        (136,530)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (11,763,299)     (73,930,996)     (25,410,322)
                                                                            --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (4,749,723)       9,927,244      (32,002,842)
                                                                            --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  73,811,037   $  916,701,116   $  136,941,557
                                                                            ==============  ===============  ===============




                                                                              AMERICAN
                                                                              FUNDS U.S.
                                                                              GOVERNMENT/
                                                                              AAA-RATED
                                                                              SECURITIES
                                                                              CLASS 2
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  1,902,410,925
Changes From Operations:
   - Net investment income (loss)                                                (10,745,567)
   - Net realized gain (loss) on investments                                      67,307,860
   -Net change in unrealized appreciation or depreciation on investments         (50,050,323)
                                                                            -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      6,511,970
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           70,795,351
   - Contract withdrawals and transfers to annuity reserves                     (189,141,524)
   - Contract transfers                                                          111,899,973
                                                                            -----------------
                                                                                  (6,446,200)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                         32,745
   - Annuity Payments                                                               (147,003)
   - Receipt (reimbursement) of mortality guarantee adjustment                        11,616
                                                                            -----------------
                                                                                    (102,642)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (6,548,842)
                                                                            -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (36,872)
                                                                            -----------------
NET ASSETS AT DECEMBER 31, 2012                                                1,902,374,053
Changes From Operations:
   - Net investment income (loss)                                                (16,391,051)
   - Net realized gain (loss) on investments                                      46,284,694
   - Net change in unrealized appreciation or depreciation on investments       (115,086,559)
                                                                            -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    (85,192,916)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           37,147,113
   - Contract withdrawals and transfers to annuity reserves                     (184,055,497)
   - Contract transfers                                                           48,222,381
                                                                            -----------------
                                                                                 (98,686,003)
   Annuity Reserves:
   - Annuity Payments                                                               (112,388)
   - Receipt (reimbursement) of mortality guarantee adjustment                        10,328
                                                                            -----------------
                                                                                    (102,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (98,788,063)
                                                                            -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (183,980,979)
                                                                            -----------------
NET ASSETS AT DECEMBER 31, 2013                                             $  1,718,393,074
                                                                            =================





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP AMERICAN    LVIP AMERICAN     LVIP AMERICAN
                                                                              BALANCED         BALANCED          GROWTH
                                                                              ALLOCATION       ALLOCATION        ALLOCATION
                                                                              STANDARD CLASS   SERVICE CLASS     STANDARD CLASS
                                                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   9,787,588   $   444,297,586   $   7,974,794
Changes From Operations:
   - Net investment income (loss)                                                    235,029         6,470,858         116,196
   - Net realized gain (loss) on investments                                         131,201         4,372,713         100,516
   - Net change in unrealized appreciation or depreciation on investments            810,783        37,850,409         742,546
                                                                              ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      1,177,013        48,693,980         959,258
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              355,378        98,026,209          50,125
   - Contract withdrawals and transfers to annuity reserves                       (1,548,039)      (38,933,398)     (1,333,326)
   - Contract transfers                                                            7,182,435       107,028,576       2,233,541
                                                                              ---------------  ----------------  ---------------
                                                                                   5,989,774       166,121,387         950,340
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                             --                --              --
   - Annuity Payments                                                                (14,228)          (36,351)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                        (6,843)           (7,235)             --
                                                                              ---------------  ----------------  ---------------
                                                                                     (21,071)          (43,586)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               5,968,703       166,077,801         950,340
                                                                              ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            7,145,716       214,771,781       1,909,598
                                                                              ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                   16,933,304       659,069,367       9,884,392
Changes From Operations:
   - Net investment income (loss)                                                     98,969           194,712          60,345
   - Net realized gain (loss) on investments                                         510,537        14,408,964         357,994
   - Net change in unrealized appreciation or depreciation on investments          1,683,206        69,116,988       1,310,685
                                                                              ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      2,292,712        83,720,664       1,729,024
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               49,507        32,253,589         221,136
   - Contract withdrawals and transfers to annuity reserves                       (1,269,653)      (46,392,638)       (651,538)
   - Contract transfers                                                            2,296,431        14,022,646       2,612,768
                                                                              ---------------  ----------------  ---------------
                                                                                   1,076,285          (116,403)      2,182,366
   Annuity Reserves:
   - Annuity Payments                                                                (27,368)          (40,958)         (3,752)
   - Receipt (reimbursement) of mortality guarantee adjustment                         2,816            (3,738)        (12,140)
                                                                              ---------------  ----------------  ---------------
                                                                                     (24,552)          (44,696)        (15,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               1,051,733          (161,099)      2,166,474
                                                                              ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            3,344,445        83,559,565       3,895,498
                                                                              ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                $  20,277,749   $   742,628,932   $  13,779,890
                                                                              ===============  ================  ===============



                                                                              LVIP AMERICAN    LVIP AMERICAN     LVIP AMERICAN
                                                                              GROWTH           INCOME            INCOME
                                                                              ALLOCATION       ALLOCATION        ALLOCATION
                                                                              SERVICE CLASS    STANDARD CLASS    SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  436,977,287     $ 2,869,472    $   126,838,910
Changes From Operations:
   - Net investment income (loss)                                                  5,897,313         103,715          2,505,408
   - Net realized gain (loss) on investments                                       3,127,569          43,383          1,751,845
   - Net change in unrealized appreciation or depreciation on investments         45,094,051         134,062          5,520,116
                                                                              ---------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     54,118,933         281,160          9,777,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          114,378,992         146,822         25,166,821
   - Contract withdrawals and transfers to annuity reserves                      (25,439,599)       (692,061)       (14,067,765)
   - Contract transfers                                                           42,589,439       3,147,468         41,958,279
                                                                              ---------------  ---------------  ----------------
                                                                                 131,528,832       2,602,229         53,057,335
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                             --              --                 --
   - Annuity Payments                                                                     --         (26,801)                --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --          (7,908)                --
                                                                              ---------------  ---------------  ----------------
                                                                                          --         (34,709)                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             131,528,832       2,567,520         53,057,335
                                                                              ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          185,647,765       2,848,680         62,834,704
                                                                              ---------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  622,625,052       5,718,152        189,673,614
Changes From Operations:
   - Net investment income (loss)                                                     86,446          33,476            133,355
   - Net realized gain (loss) on investments                                      12,731,360         129,116          3,617,689
   - Net change in unrealized appreciation or depreciation on investments         86,824,481         269,176          9,002,392
                                                                              ---------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     99,642,287         431,768         12,753,436
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           40,086,221          99,331          7,510,794
   - Contract withdrawals and transfers to annuity reserves                      (35,810,838)       (747,938)       (16,730,097)
   - Contract transfers                                                           29,916,119         785,555          8,155,813
                                                                              ---------------  ---------------  ----------------
                                                                                  34,191,502         136,948         (1,063,490)
   Annuity Reserves:
   - Annuity Payments                                                                 (4,239)        (27,015)              (276)
   - Receipt (reimbursement) of mortality guarantee adjustment                        (3,839)             38               (654)
                                                                              ---------------  ---------------  ----------------
                                                                                      (8,078)        (26,977)              (930)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              34,183,424         109,971         (1,064,420)
                                                                              ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          133,825,711         541,739         11,689,016
                                                                              ---------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  756,450,763     $ 6,259,891    $   201,362,630
                                                                              ===============  ===============  ================


                                                                                                LVIP MANAGED     LVIP MANAGED
                                                                                                RISK AMERICAN    RISK AMERICAN
                                                                               LVIP AMERICAN    BALANCED         BALANCED
                                                                               PRESERVATION     ALLOCATION       ALLOCATION
                                                                               SERVICE CLASS    STANDARD CLASS   SERVICE CLASS
                                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $           --    $        --    $             --
Changes From Operations:
   - Net investment income (loss)                                                     (15,247)        (1,076)          3,131,367
   - Net realized gain (loss) on investments                                             (767)       (26,013)            350,592
   - Net change in unrealized appreciation or depreciation on investments             (27,792)            --           7,265,510
                                                                              ----------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         (43,806)       (27,089)         10,747,469
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             7,832,226         73,010         289,360,589
   - Contract withdrawals and transfers to annuity reserves                          (914,982)      (721,612)         (7,402,160)
   - Contract transfers                                                            24,290,938        675,691         251,703,094
                                                                              ----------------  --------------  -----------------
                                                                                   31,208,182         27,089         533,661,523
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                              --             --                  --
   - Annuity Payments                                                                      --             --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                             --             --              52,643
                                                                              ----------------  --------------  -----------------
                                                                                           --             --              52,643
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               31,208,182         27,089         533,714,166
                                                                              ----------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            31,164,376             --         544,461,635
                                                                              ----------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                    31,164,376             --         544,461,635
Changes From Operations:
   - Net investment income (loss)                                                    (170,664)            --           2,582,083
   - Net realized gain (loss) on investments                                         (181,773)            --          32,586,811
   - Net change in unrealized appreciation or depreciation on investments          (1,934,502)            --          64,639,501
                                                                              ----------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (2,286,939)            --          99,808,395
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            58,654,697             --         427,857,063
   - Contract withdrawals and transfers to annuity reserves                        (8,298,647)            --         (44,701,320)
   - Contract transfers                                                            76,300,982             --         297,031,970
                                                                              ----------------  --------------  -----------------
                                                                                  126,657,032             --         680,187,713
   Annuity Reserves:
   - Annuity Payments                                                                      --             --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                             --             --                  --
                                                                              ----------------  --------------  -----------------
                                                                                           --             --                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              126,657,032             --         680,187,713
                                                                              ----------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           124,370,093             --         779,996,108
                                                                              ----------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                                $  155,534,469    $        --    $  1,324,457,743
                                                                              ================  ==============  =================


                                                                              LVIP MANAGED     LVIP MANAGED
                                                                              RISK AMERICAN    RISK AMERICAN
                                                                              GROWTH           GROWTH
                                                                              ALLOCATION       ALLOCATION
                                                                              STANDARD CLASS   SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $       --    $             --
Changes From Operations:
   - Net investment income (loss)                                                     (680)          3,720,508
   - Net realized gain (loss) on investments                                       (26,008)            402,874
   - Net change in unrealized appreciation or depreciation on investments               --          14,085,523
                                                                              --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (26,688)         18,208,905
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             22,343         472,722,857
   - Contract withdrawals and transfers to annuity reserves                           (520)         (7,669,419)
   - Contract transfers                                                              4,865         277,491,714
                                                                              --------------  -----------------
                                                                                    26,688         742,545,152
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --                  --
   - Annuity Payments                                                                   --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --              53,090
                                                                              --------------  -----------------
                                                                                        --              53,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                26,688         742,598,242
                                                                              --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --         760,807,147
                                                                              --------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                         --         760,807,147
Changes From Operations:
   - Net investment income (loss)                                                       --            (523,927)
   - Net realized gain (loss) on investments                                            --          45,082,380
   - Net change in unrealized appreciation or depreciation on investments               --         180,354,740
                                                                              --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                           --         224,913,193
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --         997,162,330
   - Contract withdrawals and transfers to annuity reserves                             --         (55,373,538)
   - Contract transfers                                                                 --         533,406,382
                                                                              --------------  -----------------
                                                                                        --       1,475,195,174
   Annuity Reserves:
   - Annuity Payments                                                                   --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --                  --
                                                                              --------------  -----------------
                                                                                        --                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    --       1,475,195,174
                                                                              --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --       1,700,108,367
                                                                              --------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                                 $       --    $  2,460,915,514
                                                                              ==============  =================



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

  -     American Legacy II                               -     American Legacy III
  -     American Legacy III                                  View
  -     American Legacy III                              -     American Legacy
     (B Class)                                               Design
  -     American Legacy                                  -     American Legacy
     Shareholder's                                           Signature
     Advantage                                           -     American Legacy
  -     American Legacy                                      Fusion
     Shareholder's                                       -     American Legacy
     Advantage (A Class)                                     Series B Share
  -     American Legacy III                              -     American Legacy
     Plus                                                    Series C Share
  -     American Legacy III                              -     American Legacy
     C Share                                                 Series L Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
   American Funds Asset Allocation Class 1 Fund
   American Funds Asset Allocation Class 2 Fund
   American Funds Blue Chip Income and Growth Class 1 Fund
   American Funds Blue Chip Income and Growth Class 2 Fund
   American Funds Bond Class 1 Fund
   American Funds Bond Class 2 Fund
   American Funds Cash Management Class 1 Fund
   American Funds Cash Management Class 2 Fund
   American Funds Global Balanced Class 1 Fund**
   American Funds Global Balanced Class 2 Fund
   American Funds Global Bond Class 1 Fund
   American Funds Global Bond Class 2 Fund
   American Funds Global Growth Class 1 Fund
   American Funds Global Growth Class 2 Fund
   American Funds Global Growth and Income Class 1 Fund
   American Funds Global Growth and Income Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 1 Fund
   American Funds High-Income Bond Class 2 Fund
   American Funds International Class 1 Fund
   American Funds International Class 2 Fund
   American Funds International Growth and Income Class 1 Fund
   American Funds International Growth and Income Class 2 Fund
   American Funds Managed Risk Asset Allocation Class P1 Fund**
   American Funds Managed Risk Asset Allocation Class P2 Fund
   American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund** American Funds Managed Risk Blue Chip Income and Growth Class P2 Fund American Funds Managed Risk Growth Class P1 Fund**
   American Funds Managed Risk Growth Class P2 Fund
   American Funds Managed Risk Growth-Income Class P1 Fund**
   American Funds Managed Risk Growth-Income Class P2 Fund
   American Funds Managed Risk International Class P1 Fund**
   American Funds Managed Risk International Class P2 Fund
   American Funds Mortgage Class 1 Fund**
   American Funds Mortgage Class 2 Fund
   American Funds New World Class 1 Fund
   American Funds New World Class 2 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 1 Fund

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

   American Funds U.S. Government/AAA-Rated Securities Class 2 Fund Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Balanced Allocation Standard Class Fund
   LVIP American Balanced Allocation Service Class Fund
   LVIP American Growth Allocation Standard Class Fund
   LVIP American Growth Allocation Service Class Fund
   LVIP American Income Allocation Standard Class Fund
   LVIP American Income Allocation Service Class Fund
   LVIP American Preservation Standard Class Fund**
   LVIP American Preservation Service Class Fund
   LVIP Managed Risk American Balanced Allocation Standard Class Fund** LVIP Managed Risk American Balanced Allocation Service Class Fund LVIP Managed Risk American Growth Allocation Standard Class Fund** LVIP Managed Risk American Growth Allocation Service Class Fund

*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2013

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2012, the American Funds Protected Asset Allocation Class P1 Fund, the American Funds Protected Asset Allocation Class P2 Fund, the LVIP American Preservation Standard Class Fund, the LVIP American Preservation Service Class Fund, the LVIP Protected American Balanced Allocation Standard Class Fund, the LVIP Protected American Balanced Allocation Service Class Fund, the LVIP Protected American Growth Allocation Standard Class Fund and the LVIP Protected American Growth Allocation Service Class Fund became available as investment options for account contract owners.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2013, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013:



American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund  American Funds Managed Risk Growth-Income Class P1 Fund
American Funds Managed Risk Blue Chip Income and Growth Class P2 Fund  American Funds Managed Risk Growth-Income Class P2 Fund
American Funds Managed Risk Growth Class P1 Fund                       American Funds Managed Risk International Class P1 Fund
American Funds Managed Risk Growth Class P2 Fund                       American Funds Managed Risk International Class P2 Fund

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                               NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Protected Asset Allocation Class P1 Fund          American Funds Managed Risk Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund          American Funds Managed Risk Asset Allocation Class P2 Fund
LVIP Protected American Balanced Allocation Standard Class Fund  LVIP Managed Risk American Balanced Allocation Standard Class Fund
LVIP Protected American Balanced Allocation Service Class Fund   LVIP Managed Risk American Balanced Allocation Service Class Fund
LVIP Protected American Growth Allocation Standard Class Fund    LVIP Managed Risk American Growth Allocation Standard Class Fund
LVIP Protected American Growth Allocation Service Class Fund     LVIP Managed Risk American Growth Allocation Service Class Fund

During 2013, the American Funds Global Discovery Class 1 Fund merged into the American Funds Global Growth Class 1 Fund and the American Funds Global Discovery Class 2 Fund merged into the American Funds Global Growth Class 2 Fund.




2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the fourteen contract types within the Variable
Account:

- American Legacy II at a daily rate of .0036986% to .0076712% (1.35% to 2.80% on an annual basis)
- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)
- American Legacy III C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy III View at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)
- American Legacy Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)
- American Legacy Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)
- American Legacy Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2013 and 2012 were $165,497,606 and $152,195,697, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the year ending December 31, 2013 and 2012, sales charges were $3,843,756 and $3,964,801, respectively.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS



A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                      MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT          UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)      OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
            2013                    1.35%      2.80%     $  1.95    $ 17.58     89,193,046   $   485,252,024    20.62%     22.38%
            2012                    1.35%      2.80%        1.60      14.49     98,749,959       439,910,158    13.22%     14.87%
            2011                    1.35%      2.80%        1.40      11.41    112,716,926       436,526,423    -0.89%      0.20%
            2010                    1.35%      2.45%        1.40      11.44    126,993,899       490,293,449    10.03%     11.24%
            2009                    1.35%      2.45%        1.27      10.33    143,546,982       500,028,013    21.26%     22.60%
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2013                    0.60%      3.20%        1.85      17.86    667,098,515     3,320,651,392    19.80%     22.95%
            2012                    0.60%      3.20%        1.52      14.53    753,396,736     3,009,595,454    12.59%     15.50%
            2011                    0.60%      3.15%        1.33      12.59    864,446,597     2,928,006,499    -1.55%      0.69%
            2010                    0.60%      2.85%        1.34      12.51    982,829,321     3,213,976,463     9.35%     11.83%
            2009                    0.60%      2.85%        1.21      11.19  1,097,921,328     3,100,997,472    20.50%     23.24%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
            2013                    1.35%      2.80%        1.57      19.21     76,382,613       126,731,456    29.58%     31.47%
            2012                    1.35%      2.80%        1.20      14.78     80,006,869       101,300,569    11.02%     12.65%
            2011                    1.35%      2.80%        1.07      10.19     84,097,372        94,168,418    -3.03%     -1.96%
            2010                    1.35%      2.45%        1.09      10.44     85,824,195        97,024,497     9.89%     11.11%
            2009                    1.35%      2.45%        0.98       9.44     87,273,361        88,256,956    25.08%     26.46%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 2
            2013                    0.60%      3.15%        1.50      18.59    582,743,009     2,903,901,272    28.88%     32.20%
            2012                    0.60%      3.15%        1.14      14.39    670,653,180     2,531,736,863    10.35%     13.20%
            2011                    0.60%      3.15%        1.02      11.20    752,767,147     2,447,875,350    -3.69%     -1.50%
            2010                    0.60%      2.85%        1.05      11.37    822,833,022     2,602,592,865     9.17%     11.65%
            2009                    0.60%      2.85%        0.95      10.19    864,409,719     2,250,475,040    24.37%     27.20%
AMERICAN FUNDS BOND CLASS 1
            2013                    1.35%      2.80%        1.33      11.52     86,990,134       169,873,154    -4.60%     -3.20%
            2012                    1.35%      2.80%        1.39      11.97    101,368,837       203,155,738     2.67%      4.17%
            2011                    1.35%      2.80%        1.35      11.53    106,119,662       203,425,366     3.84%      4.98%
            2010                    1.35%      2.45%        1.30      11.03    120,705,653       218,570,790     4.15%      5.30%
            2009                    1.35%      2.45%        1.25      10.52    126,939,431       216,656,095    10.10%     11.31%
AMERICAN FUNDS BOND CLASS 2
            2013                    0.60%      3.20%        1.27      12.54    555,122,769     2,968,525,288    -5.24%     -2.74%
            2012                    0.60%      3.20%        1.33      12.90    615,600,009     3,232,068,483     2.11%      4.74%
            2011                    0.60%      3.15%        1.30      12.32    640,282,264     3,124,159,261     3.12%      5.47%
            2010                    0.60%      2.85%        1.25      11.69    686,974,065     3,071,098,577     3.45%      5.81%
            2009                    0.60%      2.85%        1.21      11.05    676,705,245     2,568,242,872     9.44%     11.93%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
            2013                    1.35%      2.45%        0.89       9.31     29,540,284        44,924,011    -2.68%     -1.60%
            2012                    1.35%      2.45%        0.91       9.55     34,193,420        52,585,598    -2.59%     -1.51%
            2011                    1.35%      2.45%        0.94       9.79     37,509,363        58,725,181    -2.68%     -1.60%
            2010                    1.35%      2.45%        0.96      10.05     41,196,420        65,197,761    -2.51%     -1.43%
            2009                    1.35%      2.45%        0.99      10.29     50,601,508        81,744,082    -2.52%     -1.44%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2013                    0.60%      3.00%        0.84      10.52    130,733,828       379,488,279    -3.39%     -1.04%
            2012                    0.60%      3.05%        0.87      10.63    150,913,488       442,930,068    -3.44%     -1.04%
            2011                    0.60%      3.05%        0.90      10.75    175,866,721       506,869,936    -3.33%     -1.13%
            2010                    0.60%      2.85%        0.93      10.88    172,388,885       493,126,261    -3.15%     -0.95%
            2009                    0.60%      2.85%        0.96      10.99    230,228,422       625,491,161    -3.13%     -0.93%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2013                    0.60%      3.15%       11.22      12.24     12,811,755       149,909,382     8.75%     11.56%
            2012                    0.60%      3.15%       10.34      11.00     10,846,108       114,725,068     8.92%     11.57%
            2011         5/23/11    0.60%      3.00%        9.49       9.89      7,138,651        68,350,590    -5.98%      4.46%



                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
            2013      1.67%
            2012      2.10%
            2011      2.04%
            2010      2.14%
            2009      2.53%
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2013      1.44%
            2012      1.88%
            2011      1.83%
            2010      1.96%
            2009      2.39%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
            2013      2.17%
            2012      2.22%
            2011      1.96%
            2010      1.97%
            2009      2.33%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 2
            2013      1.88%
            2012      1.97%
            2011      1.74%
            2010      1.80%
            2009      2.22%
AMERICAN FUNDS BOND CLASS 1
            2013      1.92%
            2012      2.70%
            2011      3.17%
            2010      3.17%
            2009      3.48%
AMERICAN FUNDS BOND CLASS 2
            2013      1.77%
            2012      2.49%
            2011      3.00%
            2010      3.19%
            2009      3.56%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.23%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.18%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2013      1.52%
            2012      1.83%
            2011      1.01%


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT         UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)     OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND CLASS 1
            2013                    1.35%      2.80%     $  9.88    $ 13.20     4,025,292   $    52,156,876    -5.10%     -3.71%
            2012                    1.35%      2.80%       10.41      13.71     4,578,553        61,918,719     3.49%      5.00%
            2011                    1.35%      2.80%       12.34      13.06     4,734,453        61,238,268     2.33%      3.46%
            2010                    1.35%      2.45%       12.06      12.62     4,651,660        58,442,910     2.89%      4.03%
            2009                    1.35%      2.45%       11.72      12.13     4,168,471        50,454,206     7.38%      8.56%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2013                    0.60%      3.15%        9.70      13.68    98,943,256     1,256,005,734    -5.60%     -3.16%
            2012                    0.60%      3.15%       10.27      14.13    97,447,187     1,290,876,603     2.90%      5.56%
            2011                    0.60%      3.15%       10.91      13.38    95,633,666     1,214,990,647     1.60%      3.91%
            2010                    0.60%      2.85%       11.74      12.88    86,839,203     1,075,390,040     2.28%      4.60%
            2009                    0.60%      2.85%       11.48      12.31    65,942,568       788,223,120     6.61%      9.04%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
            2013                    0.00%      0.00%          --         --            --                --     0.00%      0.00%
            2012                    1.35%      2.80%        1.49      14.63     9,439,696        14,654,547    17.49%     19.19%
            2011                    1.35%      2.80%        1.25      11.18     9,402,363        12,208,297    -9.17%     -8.16%
            2010                    1.35%      2.45%        1.37      12.29    10,161,034        14,185,993     7.76%      8.95%
            2009                    1.35%      2.45%        1.26      11.39    11,905,989        15,226,714    48.04%     49.46%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2013                    0.00%      0.00%          --         --            --                --     0.00%      0.00%
            2012                    0.60%      3.15%        1.43      15.13    43,872,402       217,448,406    16.79%     19.80%
            2011                    0.60%      3.15%        1.20      12.63    48,310,754       191,619,893    -9.74%     -7.68%
            2010                    0.60%      2.85%        1.32      13.69    50,691,986       203,501,930     7.05%      9.49%
            2009                    0.60%      2.85%        1.22      12.51    54,381,250       179,151,048    46.67%     50.00%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
            2013                    1.35%      2.80%        2.90      18.83    32,130,080       129,387,488    25.94%     27.78%
            2012                    1.35%      2.80%        2.28      14.86    31,894,865       100,623,408    19.68%     21.24%
            2011                    1.35%      2.65%        1.89      12.05    36,708,085        95,331,833   -10.87%     -9.89%
            2010                    1.35%      2.45%        2.10      13.43    42,120,791       120,789,156     9.33%     10.54%
            2009                    1.35%      2.45%        1.91      12.20    47,747,317       123,630,391    39.13%     40.67%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013                    0.60%      3.15%        1.61      21.29   261,612,607     1,895,152,383    25.17%     28.40%
            2012                    0.60%      3.15%        1.26      16.59   266,627,404     1,475,696,771    18.76%     21.83%
            2011                    0.60%      3.15%        1.05      13.62   311,070,151     1,399,094,811   -11.45%     -9.43%
            2010                    0.60%      2.85%        1.17      15.05   349,073,486     1,639,887,128     8.61%     11.08%
            2009                    0.60%      2.85%        1.06      13.55   381,569,108     1,480,117,896    38.31%     41.45%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
            2013                    1.35%      2.80%       13.11      18.18     4,723,502        70,349,498    19.42%     21.16%
            2012                    1.35%      2.80%       10.98      15.14     5,064,268        62,307,272    14.68%     16.35%
            2011                    1.35%      2.80%       10.00      10.63     5,872,802        62,176,980    -6.99%     -5.96%
            2010                    1.35%      2.45%       10.75      11.31     6,598,872        74,367,770     9.31%     10.52%
            2009                    1.35%      2.45%        9.83      10.23     6,575,521        67,137,250    36.72%     38.23%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2013                    0.60%      3.20%       12.86      17.53    97,440,354     1,419,443,020    18.68%     21.80%
            2012                    0.60%      3.20%       10.85      14.74   107,449,954     1,296,811,137    13.91%     16.85%
            2011                    0.60%      3.15%        9.51      10.96   121,347,211     1,264,546,339    -7.53%     -5.42%
            2010                    0.60%      2.85%       10.27      11.58   126,470,214     1,405,804,935     8.64%     11.12%
            2009                    0.60%      2.85%        9.45      10.42   121,333,202     1,224,600,877    35.80%     38.89%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
            2013                    1.35%      2.80%        3.27      18.29    24,760,401        95,115,774    25.06%     26.88%
            2012                    1.35%      2.80%        2.60      14.60    27,457,392        83,127,565    15.23%     16.92%
            2011                    1.35%      2.80%        2.25      11.28    32,010,494        82,784,288   -20.91%    -20.03%
            2010                    1.35%      2.45%        2.85      14.17    39,989,782       128,821,405    19.79%     21.11%
            2009                    1.35%      2.45%        2.38      11.75    43,470,602       115,563,974    57.72%     59.47%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013                    0.60%      3.20%        1.85      19.43   127,048,707       951,762,721    24.24%     27.51%
            2012                    0.60%      3.20%        1.47      15.24   142,469,658       836,947,694    14.51%     17.47%
            2011                    0.60%      3.15%        1.26      12.98   162,224,398       788,704,578   -21.42%    -19.63%
            2010                    0.60%      2.85%        1.59      16.16   176,187,611       995,465,563    18.98%     21.68%
            2009                    0.60%      2.85%        1.32      13.29   188,663,763       824,856,660    56.77%     60.33%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND CLASS 1
            2013      0.00%
            2012      2.33%
            2011      3.04%
            2010      3.19%
            2009      1.95%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2013      0.00%
            2012      2.11%
            2011      2.80%
            2010      3.21%
            2009      1.81%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
            2013      0.43%
            2012      0.78%
            2011      0.59%
            2010      0.71%
            2009      0.87%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2013      0.33%
            2012      0.53%
            2011      0.40%
            2010      0.55%
            2009      0.60%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
            2013      1.53%
            2012      1.11%
            2011      1.49%
            2010      1.67%
            2009      1.64%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013      1.29%
            2012      0.87%
            2011      1.30%
            2010      1.51%
            2009      1.42%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
            2013      3.49%
            2012      2.67%
            2011      2.78%
            2010      2.86%
            2009      2.77%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2013      3.21%
            2012      2.46%
            2011      2.64%
            2010      2.66%
            2009      2.39%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
            2013      0.89%
            2012      1.57%
            2011      1.54%
            2010      1.93%
            2009      0.47%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013      0.86%
            2012      1.34%
            2011      1.33%
            2010      1.74%
            2009      0.27%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                      MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT          UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)      OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 1
            2013                    1.35%      2.80%     $  2.24    $ 19.80    146,269,342   $ 1,431,110,758    26.84%     28.69%
            2012                    1.35%      2.80%        1.75      15.55    164,124,958     1,250,695,211    14.93%     16.61%
            2011                    1.35%      2.80%        1.51      10.75    191,324,404     1,252,010,276    -6.38%     -5.35%
            2010                    1.35%      2.45%        1.60      11.41    221,733,205     1,534,470,559    16.13%     17.41%
            2009                    1.35%      2.45%        1.37       9.76    256,568,252     1,516,994,452    36.36%     37.87%
AMERICAN FUNDS GROWTH CLASS 2
            2013                    0.60%      3.20%        1.35      19.08    806,081,127     5,681,675,093    26.01%     29.32%
            2012                    0.60%      3.20%        1.05      15.11    935,184,877     5,114,849,903    14.24%     17.19%
            2011                    0.60%      3.15%        0.91      11.93  1,077,732,427     4,985,307,697    -6.97%     -4.85%
            2010                    0.60%      2.85%        0.97      12.54  1,215,517,545     5,741,863,255    15.35%     17.97%
            2009                    0.60%      2.85%        0.83      10.64  1,324,968,001     5,008,217,471    35.49%     38.58%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
            2013                    1.35%      2.80%        1.98      19.25    226,007,027     1,555,315,863    30.12%     32.02%
            2012                    1.35%      2.80%        1.51      14.74    256,753,946     1,340,760,752    14.54%     16.21%
            2011                    1.35%      2.80%        1.30      10.06    296,514,968     1,332,925,252    -3.98%     -2.92%
            2010                    1.35%      2.45%        1.35      10.41    343,984,307     1,594,462,009     9.01%     10.22%
            2009                    1.35%      2.45%        1.23       9.48    397,377,783     1,674,870,030    28.36%     29.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013                    0.60%      3.20%        1.81      18.56  1,067,137,263     5,835,969,582    29.30%     32.70%
            2012                    0.60%      3.20%        1.38      14.32  1,237,607,555     5,134,761,299    13.84%     16.78%
            2011                    0.60%      3.15%        1.20      11.03  1,428,639,748     5,021,092,569    -4.59%     -2.42%
            2010                    0.60%      2.85%        1.24      11.31  1,619,100,107     5,642,759,369     8.30%     10.76%
            2009                    0.60%      2.85%        1.14      10.22  1,791,219,226     5,308,353,161    27.55%     30.46%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
            2013                    1.35%      2.80%        2.10      16.04     28,060,086       137,614,991     3.94%      5.46%
            2012                    1.35%      2.80%        2.00      15.37     32,991,611       153,185,695    10.76%     12.38%
            2011                    1.35%      2.80%        1.78      12.65     36,146,395       149,166,319    -0.30%      0.81%
            2010                    1.35%      2.45%        1.78      12.61     41,045,450       167,909,242    12.59%     13.84%
            2009                    1.35%      2.45%        1.57      11.12     46,881,659       168,606,355    36.08%     37.59%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2013                    0.60%      3.20%        1.98      16.39    173,163,100     1,008,990,796     3.25%      5.97%
            2012                    0.60%      3.20%        1.89      15.47    204,228,481     1,077,667,771    10.18%     13.02%
            2011                    0.60%      3.15%        1.69      13.70    218,547,227     1,013,611,183    -0.94%      1.31%
            2010                    0.60%      2.85%        1.69      13.53    245,437,238     1,088,547,418    11.84%     14.38%
            2009                    0.60%      2.85%        1.49      11.83    275,777,674     1,016,373,848    35.04%     38.11%
AMERICAN FUNDS INTERNATIONAL CLASS 1
            2013                    1.35%      2.80%        2.36      15.31    114,498,578       618,360,248    18.54%     20.27%
            2012                    1.35%      2.80%        1.97      12.89    130,142,939       585,425,748    14.95%     16.63%
            2011                    1.35%      2.80%        1.70      11.02    151,887,884       586,376,453   -15.85%    -14.92%
            2010                    1.35%      2.45%        2.00      13.01    177,516,050       805,613,387     4.92%      6.08%
            2009                    1.35%      2.45%        1.89      12.32    208,249,270       891,829,837    40.03%     41.58%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013                    0.60%      3.20%        1.32      17.96    297,605,100     1,969,185,849    17.81%     20.91%
            2012                    0.60%      3.20%        1.10      14.86    339,632,103     1,851,271,705    14.25%     17.20%
            2011                    0.60%      3.15%        0.95      12.68    390,578,884     1,782,903,832   -16.39%    -14.48%
            2010                    0.60%      2.85%        1.12      14.84    428,993,006     2,140,984,042     4.22%      6.59%
            2009                    0.60%      2.85%        1.06      13.93    461,563,168     1,977,114,769    39.05%     42.22%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
            2013                    1.35%      2.80%       11.77      19.59        924,685        17,889,461    16.09%     17.79%
            2012                    1.35%      2.80%       10.14      16.63        903,517        14,863,247    13.61%     15.27%
            2011                    1.35%      2.80%       13.94      14.43        987,692        14,148,397   -10.73%     -9.74%
            2010                    1.35%      2.45%       15.62      15.99        933,658        14,903,850     4.64%      5.80%
            2009                    1.35%      2.45%       14.96      15.11        766,112        11,569,850    37.26%     38.50%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2013                    0.60%      3.15%       11.55      20.10     13,053,457       247,742,607    15.40%     18.38%
            2012                    0.60%      3.15%       11.18      16.98     13,353,391       216,563,730    13.06%     15.81%
            2011                    0.60%      3.00%       10.67      14.66     13,455,600       190,734,350   -11.28%     -9.26%
            2010                    0.60%      2.85%       15.40      16.16     10,938,199       173,409,710     3.92%      6.28%
            2009                    0.60%      2.85%       14.85      15.20      6,369,824        95,854,382    36.31%     39.20%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 1
            2013      1.16%
            2012      1.03%
            2011      0.84%
            2010      0.93%
            2009      0.86%
AMERICAN FUNDS GROWTH CLASS 2
            2013      0.92%
            2012      0.78%
            2011      0.60%
            2010      0.73%
            2009      0.68%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
            2013      1.56%
            2012      1.80%
            2011      1.72%
            2010      1.65%
            2009      1.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013      1.32%
            2012      1.57%
            2011      1.52%
            2010      1.49%
            2009      1.64%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
            2013      6.49%
            2012      7.09%
            2011      7.50%
            2010      7.49%
            2009      7.29%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2013      6.46%
            2012      7.10%
            2011      7.43%
            2010      7.61%
            2009      7.34%
AMERICAN FUNDS INTERNATIONAL CLASS 1
            2013      1.57%
            2012      1.67%
            2011      1.89%
            2010      2.20%
            2009      1.72%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013      1.34%
            2012      1.44%
            2011      1.77%
            2010      2.08%
            2009      1.53%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
            2013      2.83%
            2012      2.38%
            2011      2.94%
            2010      2.47%
            2009      2.66%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2013      2.49%
            2012      2.18%
            2011      2.99%
            2010      2.48%
            2009      2.39%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT         UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)     OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS MANAGED RISK ASSET ALLOCATION CLASS P2
            2013                    0.60%      3.20%     $ 11.93    $ 12.24    18,022,244   $   218,004,316    17.08%     19.71%
            2012         12/4/12    0.72%      2.95%       10.19      10.22       555,577         5,673,871    -0.55%      1.31%
AMERICAN FUNDS MANAGED RISK BLUE CHIP INCOME AND GROWTH CLASS P2
            2013         5/22/13    0.60%      3.00%       10.78      10.94     1,806,526        19,632,770     0.26%     11.61%
AMERICAN FUNDS MANAGED RISK GROWTH CLASS P2
            2013         5/21/13    0.60%      3.00%       10.94      11.11     1,972,645        21,761,625     3.65%     14.97%
AMERICAN FUNDS MANAGED RISK GROWTH-INCOME CLASS P2
            2013         5/22/13    0.60%      3.00%       11.06      11.23     1,440,420        16,067,658     2.75%     15.95%
AMERICAN FUNDS MANAGED RISK INTERNATIONAL CLASS P2
            2013         5/21/13    0.60%      3.15%       10.48      10.66     1,056,247        11,178,416     2.03%     11.17%
AMERICAN FUNDS MORTGAGE CLASS 2
            2013                    0.60%      3.20%        9.61      10.29     4,777,301        47,780,027    -4.77%     -2.26%
            2012                    0.60%      3.20%       10.10      10.53     4,632,975        47,913,016    -0.79%      1.77%
            2011         5/24/11    0.60%      3.15%       10.07      10.35     2,030,374        20,869,098    -0.07%      3.21%
AMERICAN FUNDS NEW WORLD CLASS 1
            2013                    1.35%      2.80%        3.13      19.38    22,654,532        73,811,037     8.58%     10.16%
            2012                    1.35%      2.80%        2.84      17.67    26,600,693        78,560,760    15.04%     16.55%
            2011                    1.35%      2.65%        2.44      15.23    31,413,762        79,263,718   -15.84%    -14.91%
            2010                    1.35%      2.45%        2.87      17.98    36,894,604       108,708,007    15.34%     16.62%
            2009                    1.35%      2.45%        2.47      15.49    38,740,465        97,473,198    46.32%     47.94%
AMERICAN FUNDS NEW WORLD CLASS 2
            2013                    0.60%      3.20%        2.60      22.38   107,295,284       916,701,116     7.87%     10.71%
            2012                    0.60%      3.20%        2.37      20.23   119,823,554       906,773,872    14.17%     17.12%
            2011                    0.60%      3.15%        2.05      17.28   137,993,551       873,050,266   -16.37%    -14.46%
            2010                    0.60%      2.85%        2.42      20.21   152,330,318     1,047,161,279    14.57%     17.17%
            2009                    0.60%      2.85%        2.09      17.26   159,362,517       871,366,069    45.45%     48.76%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
            2013                    1.35%      2.80%        1.17      12.09    47,245,337       136,941,557    -5.56%     -4.18%
            2012                    1.35%      2.80%        1.24      12.67    55,801,874       168,944,399    -0.61%      0.85%
            2011                    1.35%      2.80%        1.24      12.62    61,240,923       183,749,408     5.24%      6.41%
            2010                    1.35%      2.45%        1.18      11.91    68,440,696       191,633,887     3.38%      4.52%
            2009                    1.35%      2.45%        1.14      11.45    77,109,580       206,410,443     0.30%      1.41%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2013                    0.60%      3.20%        1.11      12.97   280,079,521     1,718,393,074    -6.13%     -3.66%
            2012                    0.60%      3.20%        1.18      13.47   314,875,289     1,902,374,053    -1.26%      1.29%
            2011                    0.60%      3.15%        1.19      13.31   326,512,739     1,902,410,925     4.55%      6.93%
            2010                    0.60%      2.85%        1.14      12.45   347,957,427     1,866,302,178     2.78%      5.11%
            2009                    0.60%      2.85%        1.10      11.85   334,720,627     1,484,380,268    -0.38%      1.89%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
            2013                    1.35%      2.80%       11.89      13.02     1,570,691        20,277,749    11.80%     13.44%
            2012                    1.35%      2.80%       10.63      11.48     1,485,286        16,933,304     8.50%     10.08%
            2011                    1.35%      2.80%       10.40      10.43       944,482         9,787,588    -1.79%     -1.64%
            2010        11/22/10    1.35%      1.50%       10.59      10.60        67,117           711,357     1.24%      1.43%
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013                    0.60%      3.15%       11.63      13.20    58,411,308       742,628,932    11.03%     13.90%
            2012                    0.60%      3.15%       10.48      11.59    58,425,466       659,069,367     7.73%     10.51%
            2011                    0.60%      3.15%       10.16      10.49    43,046,092       444,297,586    -3.38%     -1.23%
            2010        11/16/10    0.60%      2.80%       10.52      10.62     3,338,702        35,282,096     0.40%      3.22%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
            2013                    1.35%      2.65%       12.27      13.46     1,035,726        13,779,890    14.86%     16.36%
            2012                    1.35%      2.65%       10.68      11.57       860,992         9,884,392    10.19%     11.63%
            2011                    1.35%      2.65%       10.36      10.36       773,199         7,974,794    -3.18%     -3.18%
            2010        12/14/10    1.35%      1.35%       10.70      10.70         1,263            13,511     0.84%      0.84%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013                    0.60%      3.15%       11.95      13.65    57,466,644       756,450,763    13.89%     16.83%
            2012                    0.60%      3.15%       10.49      11.68    54,686,701       622,625,052     9.25%     12.07%
            2011                    0.60%      3.15%       10.10      10.42    42,556,399       436,977,287    -4.90%     -2.79%
            2010        11/16/10    0.60%      2.80%       10.62      10.72     2,895,872        30,921,456     0.31%      3.37%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS MANAGED RISK ASSET ALLOCATION CLASS P2
            2013      2.22%
            2012      1.16%
AMERICAN FUNDS MANAGED RISK BLUE CHIP INCOME AND GROWTH CLASS P2
            2013      3.08%
AMERICAN FUNDS MANAGED RISK GROWTH CLASS P2
            2013      1.38%
AMERICAN FUNDS MANAGED RISK GROWTH-INCOME CLASS P2
            2013      2.18%
AMERICAN FUNDS MANAGED RISK INTERNATIONAL CLASS P2
            2013      1.85%
AMERICAN FUNDS MORTGAGE CLASS 2
            2013      0.46%
            2012      0.54%
            2011      0.08%
AMERICAN FUNDS NEW WORLD CLASS 1
            2013      1.56%
            2012      1.20%
            2011      1.86%
            2010      1.82%
            2009      1.79%
AMERICAN FUNDS NEW WORLD CLASS 2
            2013      1.35%
            2012      0.99%
            2011      1.70%
            2010      1.63%
            2009      1.53%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
            2013      0.87%
            2012      1.22%
            2011      2.00%
            2010      1.91%
            2009      2.63%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2013      0.66%
            2012      1.01%
            2011      1.77%
            2010      1.91%
            2009      2.83%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
            2013      2.12%
            2012      3.33%
            2011      1.13%
            2010      0.00%
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013      1.73%
            2012      2.80%
            2011      0.40%
            2010      0.00%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
            2013      2.14%
            2012      2.80%
            2011      0.99%
            2010      0.00%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013      1.66%
            2012      2.70%
            2011      0.33%
            2010      0.00%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT         UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)     OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
            2013                    1.35%      2.45%     $ 11.69    $ 12.14       518,434   $     6,259,891     6.31%      7.49%
            2012                    1.35%      2.45%       11.00      11.29       508,758         5,718,152     6.03%      7.20%
            2011                    1.35%      2.45%       10.51      10.53       273,530         2,869,472     1.33%      1.48%
            2010        11/17/10    1.35%      1.50%       10.37      10.38         6,268            65,069     0.91%      1.27%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2013                    0.60%      3.15%       11.01      12.31    16,982,418       201,362,630     5.20%      7.92%
            2012                    0.60%      3.15%       10.46      11.40    17,083,518       189,673,614     4.92%      7.63%
            2011                    0.60%      3.15%        9.97      10.59    12,161,977       126,838,910    -0.68%      1.84%
            2010        11/16/10    0.65%      3.15%       10.04      10.40     1,665,126        17,216,414     0.39%      1.61%
LVIP AMERICAN PRESERVATION SERVICE CLASS
            2013                    0.60%      3.00%        9.51       9.82    16,071,459       155,534,469    -4.30%     -2.02%
            2012         10/1/12    0.60%      2.95%        9.94      10.02     3,121,954        31,164,376    -0.62%      0.05%
LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013                    0.60%      3.20%       10.95      11.47   117,522,607     1,324,457,743     9.35%     12.23%
            2012          4/2/12    0.60%      3.20%       10.01      10.22    53,678,445       544,461,635     0.21%      6.29%
LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013                    0.60%      3.20%       11.43      11.97   209,285,255     2,460,915,514    13.41%     16.39%
            2012          4/2/12    0.60%      3.20%       10.08      10.29    74,554,753       760,807,147    -0.09%      7.03%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
            2013      2.06%
            2012      3.81%
            2011      1.28%
            2010      0.00%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2013      1.76%
            2012      3.20%
            2011      0.35%
            2010      0.00%
LVIP AMERICAN PRESERVATION SERVICE CLASS
            2013      1.47%
            2012      0.28%
LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013      1.86%
            2012      2.61%
LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013      1.57%
            2012      2.38%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                      AGGREGATE         AGGREGATE
                                                                                                      COST OF           PROCEEDS
SUBACCOUNT                                                                                            PURCHASES         FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                                            $      9,341,857  $    56,302,180
American Funds Asset Allocation Class 2                                                                  54,276,378      371,074,630
American Funds Blue Chip Income and Growth Class 1                                                       11,197,718       15,890,644
American Funds Blue Chip Income and Growth Class 2                                                       52,926,833      404,095,443
American Funds Bond Class 1                                                                               7,323,176       31,297,066

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)




                                                                                                      AGGREGATE         AGGREGATE
                                                                                                      COST OF           PROCEEDS
SUBACCOUNT                                                                                            PURCHASES         FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Class 2                                                                        $    164,935,796  $   268,510,268
American Funds Cash Management Class 1                                                                   22,214,755       29,534,055
American Funds Cash Management Class 2                                                                  192,449,324      256,070,706
American Funds Global Balanced Class 2                                                                   35,111,820       12,047,601
American Funds Global Bond Class 1                                                                        3,130,827       10,618,015
American Funds Global Bond Class 2                                                                       78,597,300       63,725,745
American Funds Global Discovery Class 1                                                                   2,754,723       19,129,007
American Funds Global Discovery Class 2                                                                  17,486,808      260,256,545
American Funds Global Growth Class 1                                                                     20,683,965       19,580,430
American Funds Global Growth Class 2                                                                    283,024,405      270,313,016
American Funds Global Growth and Income Class 1                                                           5,107,421        8,433,865
American Funds Global Growth and Income Class 2                                                          72,371,122      180,603,367
American Funds Global Small Capitalization Class 1                                                        7,468,430       17,431,983
American Funds Global Small Capitalization Class 2                                                       22,552,106      123,464,628
American Funds Growth Class 1                                                                            17,451,541      176,707,332
American Funds Growth Class 2                                                                            46,743,047      847,204,670
American Funds Growth-Income Class 1                                                                     21,488,168      205,199,567
American Funds Growth-Income Class 2                                                                     68,006,975      875,139,470
American Funds High-Income Bond Class 1                                                                  11,047,328       26,916,753
American Funds High-Income Bond Class 2                                                                 110,539,081      188,961,417
American Funds International Class 1                                                                      8,810,345       84,613,695
American Funds International Class 2                                                                     32,974,386      261,886,456
American Funds International Growth and Income Class 1                                                    3,777,921        2,896,193
American Funds International Growth and Income Class 2                                                   31,179,681       29,588,854
American Funds Managed Risk Asset Allocation Class P2                                                   198,452,082        1,959,506
American Funds Managed Risk Blue Chip Income and Growth Class P2                                         18,804,352          281,355
American Funds Managed Risk Growth Class P2                                                              21,806,533        1,323,794
American Funds Managed Risk Growth-Income Class P2                                                       15,208,209          219,132
American Funds Managed Risk International Class P2                                                       10,809,509          200,573
American Funds Mortgage Class 2                                                                          10,784,274        9,680,291
American Funds New World Class 1                                                                          3,584,434       14,962,382
American Funds New World Class 2                                                                         51,105,889      119,422,564
American Funds U.S. Government/AAA-Rated Securities Class 1                                               8,825,852       31,134,343
American Funds U.S. Government/AAA-Rated Securities Class 2                                             110,736,003      177,783,623
LVIP American Balanced Allocation Standard Class                                                          5,521,781        4,147,168
LVIP American Balanced Allocation Service Class                                                          67,349,933       63,602,872
LVIP American Growth Allocation Standard Class                                                            4,230,939        1,955,656
LVIP American Growth Allocation Service Class                                                            83,687,919       45,036,072
LVIP American Income Allocation Standard Class                                                            2,020,892        1,866,619
LVIP American Income Allocation Service Class                                                            31,721,855       33,942,893
LVIP American Preservation Service Class                                                                141,391,542       13,203,773
LVIP Managed Risk American Balanced Allocation Service Class                                            731,691,094       19,819,396
LVIP Managed Risk American Growth Allocation Service Class                                            1,519,113,958        3,577,319


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                         NET
                                                                            SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                  OWNED        VALUE      OF SHARES        COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                     21,579,739  $ 22.49  $    485,328,330  $     309,846,868
American Funds Asset Allocation Class 2                                    148,736,007    22.33     3,321,275,033      2,412,509,062
American Funds Blue Chip Income and Growth Class 1                           9,661,236    13.12       126,755,418         91,289,286
American Funds Blue Chip Income and Growth Class 2                         223,207,707    13.02     2,906,164,343      2,127,845,293
American Funds Bond Class 1                                                 15,840,504    10.73       169,968,607        168,494,536
American Funds Bond Class 2                                                279,897,320    10.61     2,969,710,565      2,997,449,744
American Funds Cash Management Class 1                                       4,008,694    11.31        45,338,334         45,571,713
American Funds Cash Management Class 2                                      33,971,685    11.12       377,765,138        379,890,177
American Funds Global Balanced Class 2                                      13,205,616    11.35       149,883,745        132,848,091

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

5. INVESTMENTS (CONTINUED)




                                                                                              NET
                                                                                 SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                       OWNED        VALUE      OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Bond Class 1                                                4,397,914  $ 11.88  $     52,247,220
American Funds Global Bond Class 2                                              106,292,091    11.81     1,255,309,595
American Funds Global Growth Class 1                                              4,297,298    30.11       129,391,631
American Funds Global Growth Class 2                                             63,399,744    29.92     1,896,920,333
American Funds Global Growth and Income Class 1                                   5,610,282    12.53        70,296,831
American Funds Global Growth and Income Class 2                                 113,482,839    12.51     1,419,670,318
American Funds Global Small Capitalization Class 1                                3,702,797    25.69        95,124,852
American Funds Global Small Capitalization Class 2                               37,698,725    25.25       951,892,803
American Funds Growth Class 1                                                    18,229,892    78.54     1,431,775,697
American Funds Growth Class 2                                                    72,947,947    77.94     5,685,563,006
American Funds Growth-Income Class 1                                             30,677,227    50.72     1,555,948,946
American Funds Growth-Income Class 2                                            115,882,847    50.40     5,840,495,502
American Funds High-Income Bond Class 1                                          12,365,199    11.13       137,624,660
American Funds High-Income Bond Class 2                                          91,742,909    10.99     1,008,254,562
American Funds International Class 1                                             29,137,116    21.22       618,289,604
American Funds International Class 2                                             93,166,651    21.15     1,970,474,655
American Funds International Growth and Income Class 1                            1,023,468    17.48        17,890,227
American Funds International Growth and Income Class 2                           14,215,128    17.43       247,769,677
American Funds Managed Risk Asset Allocation Class P2                            18,107,620    11.93       216,023,906
American Funds Managed Risk Blue Chip Income and Growth Class P2                  1,768,711    11.05        19,544,252
American Funds Managed Risk Growth Class P2                                       1,893,142    11.43        21,638,619
American Funds Managed Risk Growth-Income Class P2                                1,392,559    11.50        16,014,423
American Funds Managed Risk International Class P2                                1,025,136    10.82        11,091,969
American Funds Mortgage Class 2                                                   4,679,283    10.22        47,822,269
American Funds New World Class 1                                                  2,943,106    25.08        73,813,095
American Funds New World Class 2                                                 36,857,324    24.88       917,010,222
American Funds U.S. Government/AAA-Rated Securities Class 1                      11,469,484    11.94       136,945,638
American Funds U.S. Government/AAA-Rated Securities Class 2                     145,246,537    11.83     1,718,266,532
LVIP American Balanced Allocation Standard Class                                  1,593,497    12.82        20,428,637
LVIP American Balanced Allocation Service Class                                  58,055,926    12.82       744,160,854
LVIP American Growth Allocation Standard Class                                    1,036,363    13.30        13,780,514
LVIP American Growth Allocation Service Class                                    57,025,627    13.30       758,155,712
LVIP American Income Allocation Standard Class                                      524,432    11.94         6,260,149
LVIP American Income Allocation Service Class                                    16,748,367    11.93       199,875,008
LVIP American Preservation Service Class                                         15,982,339     9.79       156,451,112
LVIP Managed Risk American Balanced Allocation Service Class                    119,628,741    11.07     1,323,692,019
LVIP Managed Risk American Growth Allocation Service Class                      210,924,817    11.65     2,456,641,346





SUBACCOUNT                                                                      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Bond Class 1                                            $      51,372,853
American Funds Global Bond Class 2                                                1,238,979,195
American Funds Global Growth Class 1                                                 81,335,808
American Funds Global Growth Class 2                                              1,302,000,502
American Funds Global Growth and Income Class 1                                      56,997,281
American Funds Global Growth and Income Class 2                                   1,149,980,923
American Funds Global Small Capitalization Class 1                                   68,684,695
American Funds Global Small Capitalization Class 2                                  732,918,254
American Funds Growth Class 1                                                       859,867,065
American Funds Growth Class 2                                                     3,903,242,044
American Funds Growth-Income Class 1                                                970,965,242
American Funds Growth-Income Class 2                                              4,120,911,929
American Funds High-Income Bond Class 1                                             141,326,186
American Funds High-Income Bond Class 2                                           1,016,368,182
American Funds International Class 1                                                456,915,678
American Funds International Class 2                                              1,629,211,868
American Funds International Growth and Income Class 1                               15,215,583
American Funds International Growth and Income Class 2                              207,786,974
American Funds Managed Risk Asset Allocation Class P2                               202,712,851
American Funds Managed Risk Blue Chip Income and Growth Class P2                     18,580,541
American Funds Managed Risk Growth Class P2                                          20,566,908
American Funds Managed Risk Growth-Income Class P2                                   15,049,166
American Funds Managed Risk International Class P2                                   10,632,207
American Funds Mortgage Class 2                                                      48,745,928
American Funds New World Class 1                                                     54,973,213
American Funds New World Class 2                                                    714,009,437
American Funds U.S. Government/AAA-Rated Securities Class 1                         138,984,258
American Funds U.S. Government/AAA-Rated Securities Class 2                       1,793,659,513
LVIP American Balanced Allocation Standard Class                                     18,059,636
LVIP American Balanced Allocation Service Class                                     642,819,664
LVIP American Growth Allocation Standard Class                                       11,925,060
LVIP American Growth Allocation Service Class                                       636,747,794
LVIP American Income Allocation Standard Class                                        5,834,213
LVIP American Income Allocation Service Class                                       184,074,750
LVIP American Preservation Service Class                                            158,413,406
LVIP Managed Risk American Balanced Allocation Service Class                      1,251,787,008
LVIP Managed Risk American Growth Allocation Service Class                        2,262,201,083


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                           UNITS       UNITS          NET INCREASE
SUBACCOUNT                                                                                 ISSUED      REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                                      598,144    (10,155,057)     (9,556,913)
American Funds Asset Allocation Class 2                                                    1,610,207    (87,908,428)    (86,298,221)
American Funds Blue Chip Income and Growth Class 1                                         6,751,823    (10,376,079)     (3,624,256)
American Funds Blue Chip Income and Growth Class 2                                         1,480,533    (89,390,704)    (87,910,171)
American Funds Bond Class 1                                                                1,181,123    (15,559,826)    (14,378,703)
American Funds Bond Class 2                                                                8,091,864    (68,569,104)    (60,477,240)
American Funds Cash Management Class 1                                                    14,531,268    (19,184,404)     (4,653,136)
American Funds Cash Management Class 2                                                    79,224,245    (99,403,905)    (20,179,660)
American Funds Global Balanced Class 2                                                     3,007,057     (1,041,410)      1,965,647
American Funds Global Bond Class 1                                                           219,576       (772,837)       (553,261)
American Funds Global Bond Class 2                                                         5,823,552     (4,327,483)      1,496,069
American Funds Global Discovery Class 1                                                    1,213,835    (10,653,531)     (9,439,696)
American Funds Global Discovery Class 2                                                    1,101,112    (44,973,514)    (43,872,402)
American Funds Global Growth Class 1                                                       5,504,062     (5,268,847)        235,215
American Funds Global Growth Class 2                                                      34,727,544    (39,742,341)     (5,014,797)
American Funds Global Growth and Income Class 1                                              235,494       (576,260)       (340,766)

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)




                                                                                        UNITS         UNITS           NET INCREASE
SUBACCOUNT                                                                              ISSUED        REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth and Income Class 2                                         2,491,113      (12,500,713)     (10,009,600)
American Funds Global Small Capitalization Class 1                                      2,046,571       (4,743,562)      (2,696,991)
American Funds Global Small Capitalization Class 2                                      2,258,805      (17,679,756)     (15,420,951)
American Funds Growth Class 1                                                             375,085      (18,230,701)     (17,855,616)
American Funds Growth Class 2                                                             595,052     (129,698,802)    (129,103,750)
American Funds Growth-Income Class 1                                                       19,043      (30,765,962)     (30,746,919)
American Funds Growth-Income Class 2                                                      546,040     (171,016,332)    (170,470,292)
American Funds High-Income Bond Class 1                                                   519,285       (5,450,810)      (4,931,525)
American Funds High-Income Bond Class 2                                                 8,605,531      (39,670,912)     (31,065,381)
American Funds International Class 1                                                       60,228      (15,704,589)     (15,644,361)
American Funds International Class 2                                                    1,307,444      (43,334,447)     (42,027,003)
American Funds International Growth and Income Class 1                                    174,076         (152,908)          21,168
American Funds International Growth and Income Class 2                                  1,256,933       (1,556,867)        (299,934)
American Funds Managed Risk Asset Allocation Class P2                                  17,635,723         (169,056)      17,466,667
American Funds Managed Risk Blue Chip Income and Growth Class P2                        1,833,339          (26,813)       1,806,526
American Funds Managed Risk Growth Class P2                                             2,099,504         (126,859)       1,972,645
American Funds Managed Risk Growth-Income Class P2                                      1,460,536          (20,116)       1,440,420
American Funds Managed Risk International Class P2                                      1,076,522          (20,275)       1,056,247
American Funds Mortgage Class 2                                                         1,086,404         (942,078)         144,326
American Funds New World Class 1                                                          840,455       (4,786,616)      (3,946,161)
American Funds New World Class 2                                                        4,454,156      (16,982,426)     (12,528,270)
American Funds U.S. Government/AAA-Rated Securities Class 1                             1,440,215       (9,996,752)      (8,556,537)
American Funds U.S. Government/AAA-Rated Securities Class 2                             8,526,588      (43,322,356)     (34,795,768)
LVIP American Balanced Allocation Standard Class                                          423,854         (338,449)          85,405
LVIP American Balanced Allocation Service Class                                         4,808,261       (4,822,419)         (14,158)
LVIP American Growth Allocation Standard Class                                            319,778         (145,044)         174,734
LVIP American Growth Allocation Service Class                                           6,231,428       (3,451,485)       2,779,943
LVIP American Income Allocation Standard Class                                            163,615         (153,939)           9,676
LVIP American Income Allocation Service Class                                           2,779,606       (2,880,706)        (101,100)
LVIP American Preservation Service Class                                               14,364,038       (1,414,533)      12,949,505
LVIP Managed Risk American Balanced Allocation Service Class                           65,619,312       (1,775,150)      63,844,162
LVIP Managed Risk American Growth Allocation Service Class                            135,047,809         (317,307)     134,730,502

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                         UNITS        UNITS           NET INCREASE
SUBACCOUNT                                                                               ISSUED       REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                                   675,920      (14,642,887)     (13,966,967)
American Funds Asset Allocation Class 2                                                   728,508     (111,778,369)    (111,049,861)
American Funds Blue Chip Income and Growth Class 1                                      7,389,118      (11,479,621)      (4,090,503)
American Funds Blue Chip Income and Growth Class 2                                      7,588,574      (89,702,541)     (82,113,967)
American Funds Bond Class 1                                                             5,656,734      (10,407,559)      (4,750,825)
American Funds Bond Class 2                                                            23,370,212      (48,052,467)     (24,682,255)
American Funds Cash Management Class 1                                                 14,945,216      (18,261,159)      (3,315,943)
American Funds Cash Management Class 2                                                 54,264,018      (79,217,251)     (24,953,233)
American Funds Global Balanced Class 2                                                  4,526,092         (818,635)       3,707,457
American Funds Global Bond Class 1                                                        423,269         (579,169)        (155,900)
American Funds Global Bond Class 2                                                      9,541,597       (7,728,076)       1,813,521
American Funds Global Discovery Class 1                                                 2,656,957       (2,619,624)          37,333
American Funds Global Discovery Class 2                                                 3,466,451       (7,904,803)      (4,438,352)
American Funds Global Growth Class 1                                                      896,928       (5,710,148)      (4,813,220)
American Funds Global Growth Class 2                                                      928,006      (45,370,753)     (44,442,747)
American Funds Global Growth and Income Class 1                                           149,675         (958,209)        (808,534)
American Funds Global Growth and Income Class 2                                         2,156,722      (16,053,979)     (13,897,257)
American Funds Global Small Capitalization Class 1                                      1,306,252       (5,859,354)      (4,553,102)
American Funds Global Small Capitalization Class 2                                      2,573,495      (22,328,235)     (19,754,740)
American Funds Growth Class 1                                                             128,088      (27,327,534)     (27,199,446)
American Funds Growth Class 2                                                           1,821,367     (144,368,917)    (142,547,550)
American Funds Growth-Income Class 1                                                       63,177      (39,824,199)     (39,761,022)
American Funds Growth-Income Class 2                                                    1,831,343     (192,863,536)    (191,032,193)
American Funds High-Income Bond Class 1                                                 1,219,417       (4,374,201)      (3,154,784)
American Funds High-Income Bond Class 2                                                14,560,235      (28,878,981)     (14,318,746)

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)




                                                                                            UNITS      UNITS          NET INCREASE
SUBACCOUNT                                                                                  ISSUED     REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds International Class 1                                                           3,729    (21,748,674)    (21,744,945)
American Funds International Class 2                                                       2,698,153    (53,644,934)    (50,946,781)
American Funds International Growth and Income Class 1                                       142,922       (227,097)        (84,175)
American Funds International Growth and Income Class 2                                     1,428,102     (1,530,311)       (102,209)
American Funds Mortgage Class 2                                                            2,827,507       (224,906)      2,602,601
American Funds New World Class 1                                                           1,183,421     (5,996,490)     (4,813,069)
American Funds New World Class 2                                                           2,688,164    (20,858,161)    (18,169,997)
American Funds Managed Risk Asset Allocation Class P2                                        555,755           (178)        555,577
American Funds U.S. Government/AAA-Rated Securities Class 1                                2,756,750     (8,195,799)     (5,439,049)
American Funds U.S. Government/AAA-Rated Securities Class 2                               20,889,989    (32,527,439)    (11,637,450)
LVIP American Balanced Allocation Standard Class                                             799,557       (258,753)        540,804
LVIP American Balanced Allocation Service Class                                           18,922,268     (3,542,894)     15,379,374
LVIP American Growth Allocation Standard Class                                               265,740       (177,947)         87,793
LVIP American Growth Allocation Service Class                                             14,725,748     (2,595,446)     12,130,302
LVIP American Income Allocation Standard Class                                               309,560        (74,332)        235,228
LVIP American Income Allocation Service Class                                              6,544,509     (1,622,968)      4,921,541
LVIP American Preservation Service Class                                                   3,130,005         (8,051)      3,121,954
LVIP Managed Risk American Balanced Allocation Standard Class                                124,317       (124,317)             --
LVIP Managed Risk American Balanced Allocation Service Class                              53,701,754        (23,309)     53,678,445
LVIP Managed Risk American Growth Allocation Standard Class                                  101,691       (101,691)             --
LVIP Managed Risk American Growth Allocation Service Class                                74,554,753             --      74,554,753


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account H at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.




/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                  Lincoln National Variable Annuity Account H

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2013 and 2012

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Consolidated Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 033-27783) filed on December 5, 1996.

(2) None

(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.

   (b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective
     Amendment 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (b) Contract Specifications (B Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-170695) filed on June 21, 2011.

   (c) Contract Specifications (L Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-170695) filed on June 21, 2011.

   (d) Contract Specifications (C Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-181615) filed on August 9, 2013.

   (e) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8,
   2001.

   (f) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (g) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.

   (h) Persistency Credit Rider (32154) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

   (i) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22,
   2003

   (j) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (k) Roth IRA Endorsement (5305-RB) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (l) Estate Enhancement Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (m) Enhanced Guaranteed Minimum Death Benefit Rider (32149) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (n) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (o) Variable Annuity Rider (32793HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9,
   2004.

   (p) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-63505) filed on December 21,
   2006.

   (q) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (r) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19,
2006.

   (s) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-135219) filed on April 10, 2007.

   (t) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (u) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

   (v) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

   (w) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28,
   2010.

   (x) Variable Annuity Payment Option Rider (i4L-Q) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

   (y) Variable Annuity Payment Option Rider (i4L-NQ) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

   (z) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds)
     (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.

   (aa) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (bb) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (cc) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (dd) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December
22, 2010.

   (ee) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (ff) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (gg) Guaranteed Income Later Rider (4LATER (Reg. TM) Advantage Protected Funds) (AR-547 3-12) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-181612) filed on May 23, 2012.

(5) American Legacy Series Application (AL3B 1/08) incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-18419) filed on April 10, 2008.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on
   April 7, 2010.

(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.

   (b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment 5 (File No. 333-138190) filed on April 8, 2008.

     (i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment 40 (File No. 333-40937) filed on April 7, 2010.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements among The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Scott C. Durocher, Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-181615) filed on August 28, 2012.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**             Executive Vice President, Chief Investment Officer and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Douglas N. Miller**           Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*                Vice President and Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 334,903 contract owners under Account H.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &

   Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 9th day of April, 2014.


      Lincoln National Variable Annuity Account H (Registrant)
      American Legacy (Reg. TM) Series
      By:   /s/ Kimberly A. Genovese
            ------------------------------------
            Kimberly A.Genovese
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 9, 2014.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
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                                 (Principal Financial Officer)
Randal J. Freitag
*                                Executive Vice President and Director
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Mark E. Konen
*                                Vice President and Director
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Keith J. Ryan
*By: /s/ Kimberly A.Genovese     Pursuant to a Power of Attorney
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  Kimberly A.Genovese